UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-01316

                          Security Mid Cap Growth Fund
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                          Security Mid Cap Growth Fund
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

[GRAPHIC]

                                    SECURITY
                                    FUNDS(SM)

                                ANNUAL REPORT
                                SEPTEMBER 30, 2004



                                |_|   SECURITY EQUITY FUND
                                      O ALPHA OPPORTUNITY SERIES
                                      O ENHANCED INDEX SERIES
                                      O EQUITY SERIES
                                      O GLOBAL SERIES
                                      O LARGE CAP GROWTH SERIES
                                      O MID CAP VALUE SERIES
                                      O SELECT 25(R) SERIES
                                      O SMALLCAP GROWTH SERIES
                                      O SOCIAL AWARENESS SERIES

                                |_|   SECURITY LARGE CAP VALUE FUND

                                |_|   SECURITY MID CAP GROWTH FUND





                                [LOGO] Security Distributors, Inc.
                                       A Member of The Security Benefit
                                       Group of Companies

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND

                               SEPTEMBER 30, 2004
                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Security Equity Fund
  Alpha Opportunity Series ...............................................     2
  Enhanced Index Series ..................................................    12
  Equity Series ..........................................................    25
  Global Series ..........................................................    34
  Large Cap Growth Series ................................................    44
  Mid Cap Value Series ...................................................    53
  Select 25(R) Series ....................................................    63
  Small Cap Growth Series ................................................    71
  Social Awareness Series ................................................    80
Security Large Cap Value Fund ............................................    89
Security Mid Cap Growth Fund .............................................    99
Notes to Financial Statements ............................................   109
Report of Independent Registered Public Accounting Firm ..................   117
Director and Officers ....................................................   118




--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                        Alpha Opportunity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                          [LOGO]
Advised by: [LOGO] Security    and      Mainstream        Subadvisor, Mainstream
                   Funds            Investment Advisors      Investment Advisers

   [PHOTO OMITTED]

    Bill Jenkins
Co-Portfolio Manager

   [PHOTO OMITTED]

      Mark Lamb
Co-Portfolio Manager

To Our Shareholders:

A solid third quarter 2004 with a strong finish in September resulted in the Security Alpha Opportunity Fund returning 21.68%(1) versus a 13.87% return for the S&P 500 Total Return Index for the 12-month period ended September 30, 2004.

During the period, the active investing strategy of the Fund exceeded the index, and the passive investing strategy performed as expected. The passive strategy replicates the index by investing in high-quality, short-term fixed income instruments and by being long the index futures. While the passive strategy provides the necessary liquidity, the active strategy focuses on adding value long term.

Stock market boom/busts, like the one that occurred in the late 1990s and early 2000s, are rare and usually usher in change. The subsequent period is usually the opposite of what preceded it and lasts for five or so years. Prior to that, the boom/bust of the mid 1970s was followed by higher commodity prices, rising inflation and interest rates plus a weak U.S. dollar. Stocks struggled higher, but no one seemed to notice. The precious metals, energy and agriculture sectors moved up dramatically, but the widely held nifty fifty -type stocks marked time. Many stock investors became frustrated and disillusioned. In the period following a boom/bust, the key to success is recognizing the change and picking the stocks that are best suited to the new environment. We believe we are in that kind of environment. Performance will be difficult to come by, mostly because investors collectively will assume that it is business as usual and be long and/or short the wrong stocks. With China and India coming of age, these tendencies are likely to be exacerbated. Hopefully, our experience will serve the Fund well in these changing times.

In constructing the Fund's portfolio, we continue to prefer basic materials, including energy and selected transportation equities. Basic material sectors that contributed handsomely to our recent positive results include chemicals, forest products, metals, coal, oil services and rails. The investment orientation strongly remains "long" equity positions, with cash and short sales representing less than 10% of our holdings.

Investors continue to be preoccupied with risk-averse strategies. The recent memory of the severe bear market, fear of terrorism, the Iraq war, high energy prices, slowing corporate profit growth, anemic job creation, political uncertainties, a China problem and many other worries seem to prey on investors' judgments. Combine this mindset with the in-vogue proliferation of hedge funds that profess no, or preferably negative, correlation with the stock market, and you currently have both high cash levels and significant short stock positioning in the market.

We continue to believe this half empty group is too large for its own good. More likely, events in the fourth quarter of 2004 will bring some of this money back into the equity market - possibly beginning with some simple short covering. A follow-on effect could occur as this large crowd falls over itself trying to buy stocks in an effort to realign portfolios. In such an environment, cyclical, small- cap and higher beta stocks should be emphasized. Over the longer term, the outperformance of natural resource issues, including energy, should continue for a number of years. Clearly, if events unfold in a different manner, we will adjust our thinking and portfolio accordingly.

We remain actively focused on producing solid results in the coming year.

Sincerely,


Bill Jenkins
Co-Portfolio Manager


Mark Lamb
Co-Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                        Alpha Opportunity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Alpha Opportunity Series vs. S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Alpha Opportunity Series $11,709

                               DATE             VALUE
                               ----             -----
                             7/7/2003         9,425.00
                              7/31/03         9,509.90
                              8/31/03         9,868.05
                              9/30/03         9,632.42
                           10/31/2003        10,329.88
                           11/30/2003        10,546.65
                           12/31/2003        11,152.88
                            1/31/2004        11,252.19
                            2/28/2004        11,470.68
                            3/31/2004        11,381.30
                            4/30/2004        10,974.12
                            5/31/2004        11,093.29
                            6/30/2004        11,609.72
                            7/31/2004        11,272.06
                            8/31/2004        11,222.40
                            9/30/2004        11,709.03

S&P 500 Index $11,689

                               DATE             VALUE
                               ----             -----
                             7/7/2003       $10,000.00
                            7/31/2003        10,176.34
                            8/31/2003        10,374.77
                            9/30/2003        10,264.66
                           10/31/2003        10,845.64
                           11/30/2003        10,941.08
                           12/31/2003        11,515.49
                            1/31/2004        11,727.37
                            2/29/2004        11,890.38
                            3/31/2004        11,710.84
                            4/30/2004        11,526.98
                            5/31/2004        11,684.90
                            6/30/2004        11,912.75
                            7/31/2004        11,518.44
                            8/31/2004        11,564.52
                            9/30/2004        11,689.41


                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                           2.52%
--------------------------------------------------------
Consumer Staples                                 2.12
--------------------------------------------------------
Energy                                           1.10
--------------------------------------------------------
Financials                                       1.24
--------------------------------------------------------
Health Care                                      0.48
--------------------------------------------------------
Industrials                                      9.72
--------------------------------------------------------
Information Technology                           2.52
--------------------------------------------------------
Materials                                       35.70
--------------------------------------------------------
Telecommunication Services                       0.15
--------------------------------------------------------
Unit Investment Trust                            0.66
--------------------------------------------------------
Warrants                                         0.17
--------------------------------------------------------
U.S. Agency Bonds & Notes                       35.47
--------------------------------------------------------
Asset Backed Securities                          3.33
--------------------------------------------------------
Cash & other assets, less liabilities            4.82
--------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04                      1 Year             Since Inception
--------------------------------------------------------------------------------
A Shares                                   21.68%            19.29% (7-07-03)
--------------------------------------------------------------------------------
A Shares with sales charge                 14.71%            13.71% (7-07-03)
--------------------------------------------------------------------------------
B Shares                                   20.68%            18.41% (7-07-03)
--------------------------------------------------------------------------------
B Shares with CDSC                         16.68%            14.50% (7-07-03)
--------------------------------------------------------------------------------
C Shares                                   20.68%            18.41% (7-07-03)
--------------------------------------------------------------------------------
C Shares with CDSC                         20.68%            17.63% (7-07-03)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending       Expenses Paid
                            Account Value   Account Value      During
                              04-01-04       09-30-04(1)      Period(2)
-------------------------------------------------------------------------
 Alpha Opportunity
 Series - Class A
     Actual                  $1,000.00        $1,029.70        $14.23
     Hypothetical             1,000.00         1,011.11         14.10
-------------------------------------------------------------------------
 Alpha Opportunity
 Series - Class B
     Actual                   1,000.00         1,025.40         18.02
     Hypothetical             1,000.00         1,007.34         17.86
-------------------------------------------------------------------------
 Alpha Opportunity
 Series - Class C
     Actual                   1,000.00         1,025.40         18.02
     Hypothetical             1,000.00         1,007.34         17.86
-------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was 2.97%, 2.54% and 2.54%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (2.79%, 3.54% and 3.54% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Number           Market
                                                    of Shares         Value
-------------------------------------------------------------------------------
Common Stocks - 56.5%

Agricultural Products - 1.5%
Archer-Daniels-Midland Company                         5,600       $     95,088
Bunge, Ltd.                                            2,100             83,958
                                                                   ------------
                                                                        179,046
                                                                   ------------
Air Freight & Logistics - 0.2%
CNF, Inc.                                                700             28,693
                                                                   ------------
                                                                         28,693
                                                                   ------------
Airlines - 0.3%
Alaska Air Group, Inc.*                                1,500             37,170
                                                                   ------------
                                                                         37,170
                                                                   ------------
Aluminum - 2.4%
Century Aluminum Company*                              9,300            257,889
Commonwealth Industries, Inc.*                         3,700             34,558
                                                                   ------------
                                                                        292,447
                                                                   ------------
Application Software - 0.2%
Intuit, Inc.*                                            600             27,240
                                                                   ------------
                                                                         27,240
                                                                   ------------
Auto Parts & Equipment - 0.5%
Wabtec Corporation                                     3,400             63,546
                                                                   ------------
                                                                         63,546
                                                                   ------------
Biotechnology - 0.1%
MedImmune, Inc.*                                         400              9,480
                                                                   ------------
                                                                          9,480
                                                                   ------------
Commodity Chemicals - 0.3%
Lyondell Chemical Company                              1,000             22,460
Wellman, Inc.                                          1,200             10,176
                                                                   ------------
                                                                         32,636
                                                                   ------------
Communications Equipment - 0.7%
Motorola, Inc.                                         5,000             90,200
                                                                   ------------
                                                                         90,200
                                                                   ------------
Computer Hardware - 0.6%
Intergraph Corporation*                                2,600             70,642
                                                                   ------------
                                                                         70,642
                                                                   ------------
Construction & Engineering - 3.3%
Chicago Bridge & Iron Company N.V.                     3,400            101,966
Fluor Corporation                                      6,600            293,832
                                                                   ------------
                                                                        395,798
                                                                   ------------
Construction & Farm Machinery - 0.9%
CNH Global N.V.                                        1,300             25,454
Volvo AB ADR                                           2,400             84,552
                                                                   ------------
                                                                        110,006
                                                                   ------------
Construction Materials - 1.3%
Vulcan Materials Company                               3,000            152,850
                                                                   ------------
                                                                        152,850
                                                                   ------------
Diversified Chemicals - 2.3%
Dow Chemical Company                                   2,700            121,986
Eastman Chemical Company                               3,300            156,915
                                                                   ------------
                                                                        278,901
                                                                   ------------
Diversified Metals & Mining - 13.0%
Anglo American plc ADR                                 8,700            210,975
BHP Billiton Ltd. ADR                                  5,700            118,275
Brush Engineered Materials, Inc.*                      4,800             99,408
Freeport-McMoRan Copper & Gold, Inc.
   (Cl.B)                                              7,000            283,500
Massey Energy Company                                  8,800            254,584
Noranda, Inc.                                          4,200             73,290
Phelps Dodge Corporation*                              1,600            147,248
Rio Tinto plc ADR                                      1,400            152,110
Stillwater Mining Company*                             9,000            139,500
Titanium Metals Corporation                            3,100             72,726
WMC Resources, Ltd.                                      400              6,272
                                                                   ------------
                                                                      1,557,888
                                                                   ------------
Exchange Traded Funds - 0.9%
iShares MSCI Malaysia Index Fund                       1,300              8,749
Materials Select Sector Trust                          3,600             99,180
                                                                   ------------
                                                                        107,929
                                                                   ------------
Fertilizers & Agricultural Chemicals - 0.3%
Monsanto Company                                       1,100             40,062
                                                                   ------------
                                                                         40,062
                                                                   ------------
Forest Products - 2.0%
Weyerhaeuser Company                                   3,600            239,328
                                                                   ------------
                                                                        239,328
                                                                   ------------
Gold - 0.6%
Newmont Mining Corporation                             1,600             72,848
                                                                   ------------
                                                                         72,848
                                                                   ------------
Health Care Equipment - 0.4%
Baxter International, Inc.                             1,500             48,240
                                                                   ------------
                                                                         48,240
                                                                   ------------
Home Furnishings - 0.6%
Kimball International, Inc. (Cl.B)                     5,162             71,648
                                                                   ------------
                                                                         71,648
                                                                   ------------
Hotels, Resorts & Cruise Lines - 1.4%
La Quinta Corporation*                                 1,300             10,140
Starwood Hotels & Resorts Worldwide, Inc.              3,400            157,828
                                                                   ------------
                                                                        167,968
                                                                   ------------
Industrial Gases - 0.6%
Air Products & Chemicals, Inc.                         1,300             70,694
                                                                   ------------
                                                                         70,694
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Number           Market
                                                    of Shares         Value
-------------------------------------------------------------------------------
Common Stocks (continued)

Industrial Machinery - 1.4%
Ampco-Pittsburgh Corporation                             800       $     10,608
Manitowoc Company, Inc.                                2,500             88,650
Reliance Steel & Aluminum Company                      1,200             47,640
Timken Company                                         1,100             27,082
                                                                   ------------
                                                                        173,980
                                                                   ------------
Marine - 0.9%
Alexander & Baldwin, Inc.                              1,556             52,811
Kirby Corporation*                                     1,300             52,195
                                                                   ------------
                                                                        105,006
                                                                   ------------
Oil & Gas Equipment & Services - 1.1%
Input/Output, Inc.*                                    6,700             69,077
Technip S.A. ADR                                         200              8,142
Universal Compression Holdings, Inc.*                  1,600             54,512
                                                                   ------------
                                                                        131,731
                                                                   ------------
Other Diversified Financial Services - 1.0%
Brascan Corporation                                    3,800            114,760
                                                                   ------------
                                                                        114,760
                                                                   ------------
Packaged Foods & Meats - 0.6%
Tyson Foods, Inc.                                      4,700             75,294
                                                                   ------------
                                                                         75,294
                                                                   ------------
Paper Packaging - 2.3%
Longview Fibre Company                                   600              9,150
Temple-Inland, Inc.                                    3,900            261,885
                                                                   ------------
                                                                        271,035
                                                                   ------------
Paper Products - 1.4%
Buckeye Technologies, Inc.*                            3,700             41,255
MeadWestvaco Corporation                               4,000            127,600
                                                                   ------------
                                                                        168,855
                                                                   ------------
Precious Metals & Mining - 0.1%
Compass Minerals International, Inc.                     500             11,100
                                                                   ------------
                                                                         11,100
                                                                   ------------
Railroads - 1.5%
Genesee & Wyoming, Inc.*                               3,000             75,960
Kansas City Southern*                                  4,000             60,680
Norfolk Southern Corporation                           1,300             38,662
                                                                   ------------
                                                                        175,302
                                                                   ------------
Semiconductors - 0.4%
Micron Technology, Inc.*                               4,300             51,729
                                                                   ------------
                                                                         51,729
                                                                   ------------
Specialized Finance - 0.3%
GATX Corporation                                       1,500             39,990
                                                                   ------------
                                                                         39,990
                                                                   ------------

                                                 Principal
                                                 Amount or
                                                   Number             Market
                                                 of Shares            Value
-------------------------------------------------------------------------------

Specialty Chemicals - 5.1%
A. Schulman, Inc.                                      3,300       $     72,732
Arch Chemicals, Inc.                                     800             22,840
Cytec Industries, Inc.                                 2,200            107,690
Great Lakes Chemical Corporation                       3,000             76,800
Imperial Chemical Industries plc ADR                   1,600             24,640
Lubrizol Corporation                                   2,000             69,200
OM Group, Inc.*                                        2,100             76,776
PolyOne Corporation*                                   8,300             62,416
Rohm & Haas Company                                      800             34,376
Sigma-Aldrich Corporation                              1,100             63,800
                                                                   ------------
                                                                        611,270
                                                                   ------------
Steel - 4.1%
Companhia Siderurgica Nacional S.A. ADR                2,000             31,060
Gerdau S.A. ADR                                        1,800             29,430
International Steel Group, Inc.*                       2,200             74,140
Posco ADR                                              2,700            102,195
United States Steel Corporation                        6,800            255,816
                                                                   ------------
                                                                        492,641
                                                                   ------------
Technology Distributors - 0.5%
Ingram Micro, Inc.*                                    3,900             62,790
                                                                   ------------
                                                                         62,790
                                                                   ------------
Trucking - 1.2%
Arkansas Best Corporation                              1,800             65,916
Overnite Corporation                                   1,900             59,717
Swift Transportation Company, Inc.*                    1,000             16,820
                                                                   ------------
                                                                        142,453
                                                                   ------------
Wireless Telecommunication Services - 0.2%
American Tower Corporation*                            1,200             18,420
                                                                   ------------
                                                                         18,420
                                                                   ------------
Total common stocks
   (cost $6,618,000)                                                  6,791,616
                                                                   ------------

Warrants - 0.2%

Inco, Ltd.                                             1,200             20,124
                                                                   ------------
Total warrants
   (cost $15,306)                                                        20,124
                                                                   ------------

U.S. Government Sponsored Agencies - 35.5%

Federal Farm Credit Bank,
   1.60%, 11-02-04                              $    260,000            259,582
Federal Home Loan Mortgage Corporation:
     1.49%, 10-12-04(2)                         $    285,000            284,848
     1.71%, 11-23-04                            $    425,000            423,867
     1.92%, 12-28-04                            $    520,000            517,687

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                 Principal
                                                 Amount or
                                                   Number             Market
                                                 of Shares            Value
-------------------------------------------------------------------------------

U.S. Government Sponsored Agencies (continued)

Federal National Mortgage Association:
     1.47%, 10-06-04                            $    150,000       $    149,964
     1.531%, 10-18-04                           $    250,000            249,794
     1.636%, 11-12-04                           $    539,000            537,862
     1.61%, 11-17-04                            $    500,000            498,818
     1.756%, 12-01-04                           $    520,000            518,396
     1.827%, 12-08-04                           $    122,000            121,581
     1.828%, 12-15-04                           $    355,000            353,654
     1.879%, 12-22-04                           $    350,000            348,549
                                                                   ------------
Total U.S. Government sponsored agencies
   (cost $4,265,074)                                                  4,264,602
                                                                   ------------

Asset Backed Securities - 3.3%

Auto - 3.3%
Ford Credit Auto Owner Trust,
   2002-D A4B, 1.88% - 2006(1)                  $    400,000            400,348
                                                                   ------------
Total asset backed securities
   (cost $400,481)                                                      400,348
                                                                   ------------

Repurchase Agreement - 2.7%

State Street, 0.50%, dated 9-30-04,
   matures 10-01-04; repurchase
   amount of $323,744
   (Collateralized by FNMA, 6.00%,
   5-15-08 with a value of $333,000)            $    323,742            323,742
                                                                   ------------
Total repurchase agreement
   (cost $323,742)                                                      323,742
                                                                   ------------
Total investments - 98.2%
   (cost $11,622,603)                                                11,800,432
                                                                   ------------

Short Positions - (0.3%)

Real Estate Investment Trusts - (0.1%)
MFA Mortgage Investments, Inc.                          (600)            (5,526)
                                                                   ------------
                                                                         (5,526)
                                                                   ------------
Exchange Traded Funds - (0.2%)
Financial Select Sector SPDR Fund                     (1,000)           (28,460)
                                                                   ------------
                                                                        (28,460)
                                                                   ------------
Total short positions
   (proceeds $33,877)                                                   (33,986)
                                                                   ------------
Cash & other assets, less liabilities - 2.1%                            256,892
                                                                   ------------
Total net assets - 100.0%                                          $ 12,023,338
                                                                   ============

For federal income tax purposes, the identified cost of investments owned at September 30, 2004 was $11,672,221.

*     Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

(1) Variable rate security. Rate indicated is rate effective at September 30, 2004.

(2)   Security is segregated as collateral for open futures contracts.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) .................................         $ 11,800,432
Cash .....................................................               38,375
Restricted cash ..........................................               41,952
Receivables:
   Fund shares sold ......................................               24,760
   Securities sold .......................................            2,069,631
   Deposit for short sales ...............................               11,791
   Interest ..............................................                  334
   Dividends .............................................                3,880
   Security Management Company ...........................               11,695
Prepaid expenses .........................................               12,058
                                                                   ------------
Total assets .............................................           14,014,908
                                                                   ------------
Liabilities:
Securities sold short, at value(2) .......................               33,986
Payable for:
   Securities purchased ..................................            1,897,221
   Fund shares redeemed ..................................                   18
   Variation margin ......................................                1,425
   Management fees .......................................               19,258
   Custodian fees ........................................                1,156
   Transfer and administration fees ......................                4,244
   Professional fees .....................................                8,540
   12b-1 distribution plan fees ..........................               24,656
   Other .................................................                1,066
                                                                   ------------
Total liabilities ........................................            1,991,570
                                                                   ------------
Net Assets ...............................................         $ 12,023,338
                                                                   ============
Net assets consist of:
Paid in capital ..........................................         $ 10,740,828
Accumulated undistributed net investment
   loss ..................................................                 (268)
Accumulated undistributed net realized
   gain on sale of investments, short positions,
   and futures ...........................................            1,159,631
Net unrealized appreciation in value of
   investments, futures and short positions ..............              123,147
                                                                   ------------
Net assets ...............................................         $ 12,023,338
                                                                   ============
Class A:
Capital shares outstanding ...............................              555,905
Net assets ...............................................         $  6,555,624
Net asset value and redemption
   price per share .......................................         $      11.79
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) ...................         $      12.51
                                                                   ============
Class B:
Capital shares outstanding ...............................              198,943
Net assets ...............................................         $  2,324,343
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .....................         $      11.68
                                                                   ============
Class C:
Capital shares outstanding ...............................              269,022
Net assets ...............................................         $  3,143,371
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .....................         $      11.68
                                                                   ============

(1) Investments, at cost .................................         $ 11,622,603
(2) Securities sold short, at proceeds ...................               33,877

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends .............................................         $     72,924
   Interest ..............................................               47,742
                                                                   ------------
   Total investment income ...............................              120,666
                                                                   ------------

Expenses:
   Management fees .......................................              189,739
   Custodian fees ........................................                3,494
   Transfer agent/maintenance fees .......................               15,996
   Administration fees ...................................               23,173
   Directors' fees .......................................                  294
   Professional fees .....................................               21,933
   Reports to shareholders ...............................                1,000
   Registration fees .....................................               53,267
   Other expenses ........................................                1,101
   12b-1 distribution plan fees - Class A ................               11,800
   12b-1 distribution plan fees - Class B ................               20,613
   12b-1 distribution plan fees - Class C ................               25,735
                                                                   ------------
   Total expenses ........................................              368,145
   Less:
       Reimbursement of expenses - Class A ...............              (37,019)
       Reimbursement of expenses - Class B ...............              (15,689)
       Reimbursement of expenses - Class C ...............              (19,851)
       Earnings credits ..................................                 (826)
                                                                   ------------
   Net expenses ..........................................              294,760
                                                                   ------------
   Net investment loss ...................................             (174,094)
                                                                   ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on
   Investments ...........................................            1,148,557
   Securities sold short .................................              (36,638)
   Futures ...............................................              361,704
                                                                   ------------
   Net realized gain .....................................            1,473,623
                                                                   ------------

Net change in unrealized appreciation
   (depreciation) during the period on
   Investments ...........................................              255,072
   Securities sold short .................................               (1,632)
   Futures ...............................................               35,505
                                                                   ------------
   Net unrealized appreciation ...........................              288,945
                                                                   ------------
   Net gain ..............................................            1,762,568
                                                                   ------------
   Net increase in net assets
     resulting from operations ...........................         $  1,588,474
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         Year Ended              Year Ended
                                                                                     September 30, 2004      September 30, 2003*
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss ............................................................       $   (174,094)          $   (24,944)
   Net realized gain during the period on investments and futures .................          1,473,623               307,216
   Net change in unrealized appreciation (depreciation) during the period on
     investments, futures and securities sold short ...............................            288,945              (165,798)
                                                                                          ------------           -----------
   Net increase in net assets resulting from operations ...........................          1,588,474               116,474
                                                                                          ------------           -----------

Distributions to shareholders from:
   Net realized gain
     Class A ......................................................................           (199,700)                   --
     Class B ......................................................................           (101,286)                   --
     Class C ......................................................................           (121,452)                   --
                                                                                          ------------           -----------
     Total distributions to shareholders ..........................................           (422,438)                   --
                                                                                          ------------           -----------

Capital share transactions:
   Proceeds from sale of shares
     Class A ......................................................................          3,466,497             3,210,618
     Class B ......................................................................            224,035             1,699,668
     Class C ......................................................................          1,024,036             1,690,408
   Distributions reinvested
     Class A ......................................................................            199,093                    --
     Class B ......................................................................            101,286                    --
     Class C ......................................................................            120,826                    --
   Cost of shares redeemed
     Class A ......................................................................           (633,085)             (327,957)
     Class B ......................................................................               (400)                   --
     Class C ......................................................................            (34,197)                   --
                                                                                          ------------           -----------
   Net increase from capital share transactions ...................................          4,468,091             6,272,737
                                                                                          ------------           -----------
   Net increase in net assets .....................................................          5,634,127             6,389,211
                                                                                          ------------           -----------

Net assets:
   Beginning of period ............................................................          6,389,211                    --
                                                                                          ------------           -----------
   End of period ..................................................................       $ 12,023,338           $ 6,389,211
                                                                                          ============           ===========

   Accumulated undistributed net investment loss at end of period .................       $       (268)          $       (78)
                                                                                          ============           ===========
Capital Share Activity:
   Shares sold
     Class A ......................................................................            306,745               318,546
     Class B ......................................................................             19,998               169,772
     Class C ......................................................................             92,100               168,989
   Shares reinvested
     Class A ......................................................................             18,034                    --
     Class B ......................................................................              9,208                    --
     Class C ......................................................................             10,984                    --
   Shares redeemed
     Class A ......................................................................            (56,279)              (31,141)
     Class B ......................................................................                (35)                   --
     Class C ......................................................................             (3,051)                   --

* For the period beginning July 7, 2003 (commencement of operations) to September 30, 2004.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                                    September 30,
Class A                                                                   2004            2003(e)
-------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                                   $   10.21        $   10.00
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                            (0.16)           (0.03)
Net gain (loss) on securities (realized and unrealized)                     2.33             0.24
                                                                       --------------------------
Total from investment operations                                            2.17             0.21
-------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                          --               --
Distributions from realized gains                                          (0.59)              --
                                                                       --------------------------
Total distributions                                                        (0.59)              --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   11.79        $   10.21
                                                                       ==========================

-------------------------------------------------------------------------------------------------
Total Return(a)                                                            21.68%            2.10%
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $   6,556        $   2,935
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                               (1.48%)          (1.35%)
Total expenses                                                              2.79%            2.75%
Gross expenses(b)                                                           3.57%            3.25%
Net expenses(d)                                                             2.78%            2.75%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     1175%             867%

                                                                                       Year Ended
                                                                                    September 30,
Class B                                                                   2004            2003(e)
-------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                                   $   10.20        $   10.00
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                            (0.25)           (0.05)
Net gain (loss) on securities (realized and unrealized)                     2.32             0.25
                                                                       --------------------------
Total from investment operations                                            2.07             0.20
-------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                          --               --
Distributions from realized gains                                          (0.59)              --
                                                                       --------------------------
Total distributions                                                        (0.59)              --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   11.68        $   10.20
                                                                       ==========================

-------------------------------------------------------------------------------------------------
Total Return(a)                                                            20.68%            2.00%
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $   2,324        $   1,731
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                               (2.25%)          (2.11%)
Total expenses                                                              3.53%            3.50%
Gross expenses(b)                                                           4.29%            4.01%
Net expenses(d)                                                             3.53%            3.50%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     1175%             867%

--------------------------------------------------------------------------------
                                                          See accompanying notes

                                                            Security Equity Fund
                                                        Alpha Opportunity Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                                          September 30,
Class C                                                         2004            2003(e)
---------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                         $   10.20        $   10.00
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  (0.25)           (0.05)
Net gain (loss) on securities (realized and unrealized)           2.32             0.25
                                                             --------------------------
Total from investment operations                                  2.07             0.20
---------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                --               --
Distributions from realized gains                                (0.59)              --
                                                             --------------------------
Total distributions                                              (0.59)              --
---------------------------------------------------------------------------------------
Net asset value, end of period                               $   11.68        $   10.20
                                                             ==========================

---------------------------------------------------------------------------------------
Total Return(a)                                                  20.68%            2.00%
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $   3,143        $   1,723
---------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                     (2.24%)          (2.11%)
Total expenses                                                    3.53%            3.50%
Gross expenses(b)                                                 4.30%            4.01%
Net expenses(d)                                                   3.53%            3.50%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                           1175%             867%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) Security Alpha Opportunity Series was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                           [LOGO] Northern Trust

                                                      Subadvisor, Northern Trust

To Our Shareholders:

The Enhanced Index Fund began operations January 29, 1999. The core portfolio is designed to outperform the Standard & Poor's 500 Stock Index while retaining similar risk characteristics to the index. Through the use of a proprietary multi-factor model, stocks that in our view have above-average potential for appreciation are overweighted, while stocks that have less than average potential are underweighted. During the one- year period ended September 30, 2004, the portfolio was up 12.22%1 versus 13.87% for the S&P 500 benchmark. Since inception in 1999, the Fund is down 2.24% versus a negative 0.95% for the benchmark.

The Northern Trust Investments Quantitative Management group uses a proprietary model to overweight or underweight stocks relative to the index. Based on our model, stocks are weighted based on a variety of factors our research has shown to be predictive of future relative performance. The model's factors are based on valuation, earnings and momentum characteristics. These factor-based stock selection criteria are combined with sector, style and company size constraints to manage the overall risk profile of the portfolio.

The model was successful in selecting stocks that outperformed the benchmark (prior to deduction of Fund expenses) during the 12 months ending September 30, 2004. The model's valuation factors proved to be the most consistently successful this past year, while price momentum based factors were the least successful. Performance differences were also evident among economic sectors and market capitalization strata. The portfolio benefited from the strong performance of companies in the industrials, materials and utilities sectors, traditionally associated as having strong valuation characteristics. The model's stock selection was also strong among companies in the telecom and healthcare sectors, despite a market environment generally less accommodating to these growth dominated sectors. Performance among companies with smaller relative capitalization was stronger than the largest companies in the index. Additionally, the portfolio was able to take advantage of shorter-term opportunities related to changes in index constituents or in corporate actions through careful trading of issues involved in these events.

Economic Update

Growth in consumer spending is expected to slow from its third-quarter burst as boosts from prior tax cuts and mortgage refinancing wane. The Federal Interest Rate Committee is likely to pause in raising interest rates in early 2005, as economic activity moderates and underlying inflation levels off.

U.S. Equities Outlook

The economic and business performance outlook continues to indicate that equities will remain the asset of choice when higher risks can be tolerated. Strong profitability and free cash flow continue to support equity investments. We favor the industrial side of the economy, due to its stronger financial position and pent-up demand.

Sincerely,


Enhanced Index Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                           Enhanced Index Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Enhanced Index Series vs. S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Enhanced Index Series $8,291

                               DATE              VALUE
                               ----              -----
                            1/29/1999           9,425.00
                            3/31/1999           9,443.92
                            6/30/1999          10,103.68
                            9/30/1999           9,462.77
                           12/31/1999          10,954.87
                            3/31/2000          11,231.12
                            6/30/2000          10,878.66
                            9/30/2000          10,754.82
                           12/31/2000           9,846.96
                            3/31/2001           8,617.29
                            6/30/2001           9,097.63
                            9/30/2001           7,714.25
                           12/31/2001           8,521.22
                            3/31/2002           8,521.22
                            6/30/2002           7,339.59
                            9/30/2002           6,052.28
                           12/31/2002           6,523.01
                            3/31/2003           6,292.45
                            6/30/2003           7,224.30
                            9/30/2003           7,387.62
                           12/31/2003           8,281.05
                            3/31/2004           8,405.94
                            6/30/2004           8,511.61
                            9/30/2004           8,290.66

S&P 500 Index $9,474

                               DATE              VALUE
                               ----              -----
                            1/29/1999         $10,000.00
                            3/31/1999          10,075.52
                            6/30/1999          10,785.58
                            9/30/1999          10,111.95
                           12/31/1999          11,616.46
                            3/31/2000          11,883.45
                            6/30/2000          11,568.33
                            9/30/2000          11,456.43
                           12/31/2000          10,560.83
                            3/31/2001           9,309.30
                            6/30/2001           9,854.43
                            9/30/2001           8,408.85
                           12/31/2001           9,307.93
                            3/31/2002           9,333.23
                            6/30/2002           8,083.12
                            9/30/2002           6,687.10
                           12/31/2002           7,251.86
                            3/31/2003           7,023.47
                            6/30/2003           8,104.60
                            9/30/2003           8,319.10
                           12/31/2003           9,332.84
                            3/31/2004           9,491.17
                            6/30/2004           9,654.81
                            9/30/2004           9,473.80

                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on January 29, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                          10.49%
--------------------------------------------------------
Consumer Staples                                10.33
--------------------------------------------------------
Energy                                           7.35
--------------------------------------------------------
Financials                                      20.02
--------------------------------------------------------
Health Care                                     13.09
--------------------------------------------------------
Industrials                                     11.58
--------------------------------------------------------
Information Technology                          15.22
--------------------------------------------------------
Materials                                        3.30
--------------------------------------------------------
Telecommunication Services                       3.69
--------------------------------------------------------
Utilities                                        2.72
--------------------------------------------------------
U.S. Government Securities                       0.32
--------------------------------------------------------
Cash & other assets, less liabilities            1.89
--------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04             1 Year         5 Years        Since Inception
--------------------------------------------------------------------------------
A Shares                           12.22%         (2.61%)      (2.24%) (1-29-99)
--------------------------------------------------------------------------------
A Shares with sales charge         5.77%          (3.76%)      (3.25%) (1-29-99)
--------------------------------------------------------------------------------
B Shares                           11.49%         (3.38%)      (3.01%) (1-29-99)
--------------------------------------------------------------------------------
B Shares with CDSC                 7.49%          (3.38%)      (3.01%) (1-29-99)
--------------------------------------------------------------------------------
C Shares                           11.46%         (3.36%)      (2.97%) (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                 11.46%         (3.36%)      (2.97%) (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending      Expenses Paid
                            Account Value   Account Value      During
                              04-01-04       09-30-04(1)      Period(2)
------------------------------------------------------------------------
 Enhanced Index
 Series - Class A
     Actual                  $1,000.00         $ 986.30        $ 7.59
     Hypothetical             1,000.00         1,017.50          7.51
------------------------------------------------------------------------
 Enhanced Index
 Series - Class B
     Actual                   1,000.00           984.50         11.32
     Hypothetical             1,000.00         1,013.72         11.49
------------------------------------------------------------------------
 Enhanced Index
 Series - Class C
     Actual                   1,000.00           983.40         11.32
     Hypothetical             1,000.00         1,013.72         11.49
------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -1.37%, -1.55% and -1.66%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.52%, 2.27% and 2.27% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks - 97.8%

Advertising - 0.3%
Omnicom Group, Inc.                                        688     $     50,265
                                                                   ------------
                                                                         50,265
                                                                   ------------
Aerospace & Defense - 1.7%
Boeing Company                                             647           33,398
General Dynamics Corporation                               591           60,341
Honeywell International, Inc.                              385           13,806
Lockheed Martin Corporation                                288           16,065
Northrop Grumman Corporation                             1,080           57,597
Rockwell Colllins, Inc.                                  1,000           37,140
United Technologies Corporation                            440           41,087
                                                                   ------------
                                                                        259,434
                                                                   ------------
Agricultural Products - 0.3%
Archer-Daniels-Midland Company                           2,766           46,967
                                                                   ------------
                                                                         46,967
                                                                   ------------
Air Freight & Logistics - 1.0%
FedEx Corporation                                          358           30,677
United Parcel Service, Inc. (Cl.B)                       1,558          118,283
                                                                   ------------
                                                                        148,960
                                                                   ------------
Aluminum - 0.2%
Alcoa, Inc.                                                874           29,358
                                                                   ------------
                                                                         29,358
                                                                   ------------
Apparel Retail - 0.6%
Gap, Inc.                                                  100            1,870
Limited Brands                                           1,745           38,896
TJX Companies, Inc.                                      2,059           45,380
                                                                   ------------
                                                                         86,146
                                                                   ------------
Apparel, Accessories & Luxury Goods - 0.1%
Coach, Inc.*                                               100            4,242
Jones Apparel Group, Inc.                                  400           14,320
                                                                   ------------
                                                                         18,562
                                                                   ------------
Application Software - 0.3%
Compuware Corporation*                                   3,575           18,411
Parametric Technology Corporation*                       5,993           31,643
                                                                   ------------
                                                                         50,054
                                                                   ------------
Asset Management & Custody Banks - 0.9%
Bank of New York Company, Inc.                             136            3,967
Franklin Resources, Inc.                                   700           39,032
Mellon Financial Corporation                             1,711           47,378
State Street Corporation                                 1,158           49,458
                                                                   ------------
                                                                        139,835
                                                                   ------------
Auto Parts & Equipment - 0.2%
Visteon Corporation                                      3,249           25,960
                                                                   ------------
                                                                         25,960
                                                                   ------------
Automobile Manufacturers - 0.4%
Ford Motor Company                                       2,907           40,844
General Motors Corporation                                 559           23,746
                                                                   ------------
                                                                         64,590
                                                                   ------------
Biotechnology - 1.3%
Amgen, Inc.*                                             1,764           99,983
Applera Corporation -
   Applied Biosystems Group                              1,900           35,853
Biogen Idec, Inc.*                                         200           12,234
Chiron Corporation*                                        742           32,796
Genzyme Corporation*                                       216           11,753
Gilead Sciences, Inc.*                                     400           14,952
                                                                   ------------
                                                                        207,571
                                                                   ------------
Brewers - 0.4%
Adolph Coors Company (Cl.B)                                266           18,067
Anheuser-Busch Companies, Inc.                             824           41,159
                                                                   ------------
                                                                         59,226
                                                                   ------------
Broadcasting & Cable TV - 0.8%
Clear Channel Communications, Inc.                       1,736           54,111
Comcast Corporation*                                     2,279           64,359
                                                                   ------------
                                                                        118,470
                                                                   ------------
Building Products - 0.3%
Masco Corporation                                        1,504           51,933
                                                                   ------------
                                                                         51,933
                                                                   ------------
Casinos & Gaming - 0.3%
Harrah's Entertainment, Inc.                               761           40,318
                                                                   ------------
                                                                         40,318
                                                                   ------------
Communications Equipment - 2.6%
Avaya, Inc.*                                             1,575           21,956
Cisco Systems, Inc.*                                    11,502          208,186
Lucent Technologies, Inc.*                               5,871           18,611
Motorola, Inc.                                           3,053           55,076
Qualcomm, Inc.                                           1,758           68,632
Tellabs, Inc.*                                           3,200           29,408
                                                                   ------------
                                                                        401,869
                                                                   ------------
Computer & Electronics Retail - 0.4%
Circuit City Stores, Inc.                                2,000           30,680
RadioShack Corporation                                   1,262           36,144
                                                                   ------------
                                                                         66,824
                                                                   ------------
Computer Hardware - 3.1%
Dell, Inc.*                                              2,884          102,670
Hewlett-Packard Company                                  4,508           84,525
International Business Machines
   Corporation                                           2,863          245,474
NCR Corporation*                                           435           21,572
Sun Microsystems, Inc.*                                  5,565           22,482
                                                                   ------------
                                                                        476,723
                                                                   ------------
Computer Storage & Peripherals - 0.3%
EMC Corporation*                                         4,310           49,737
                                                                   ------------
                                                                         49,737
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Construction & Farm Machinery - 1.0%
Caterpillar, Inc.                                          893     $     71,842
Deere & Company                                            600           38,730
Paccar, Inc.                                               698           48,246
                                                                   ------------
                                                                        158,818
                                                                   ------------
Consumer Finance - 1.4%
American Express Company                                 1,623           83,519
MBNA Corporation                                         3,148           79,330
SLM Corporation                                          1,413           63,020
                                                                   ------------
                                                                        225,869
                                                                   ------------
Data Processing & Outsourced Services - 0.6%
Automatic Data Processing, Inc.                            617           25,494
Convergys Corporation*                                   1,194           16,035
First Data Corporation                                     549           23,882
SunGard Data Systems, Inc.*                                856           20,347
                                                                   ------------
                                                                         85,758
                                                                   ------------
Department Stores - 0.5%
Federated Department Stores, Inc.                          882           40,069
May Department Stores Company                            1,575           40,368
                                                                   ------------
                                                                         80,437
                                                                   ------------
Distillers & Vintners - 0.2%
Brown-Forman Corporation (Cl.B)                            800           36,640
                                                                   ------------
                                                                         36,640
                                                                   ------------
Diversified Banks - 3.8%
Bank of America Corporation                              5,692          246,634
U.S. Bancorp                                             1,734           50,113
Wachovia Corporation                                     2,597          121,929
Wells Fargo & Company                                    3,006          179,248
                                                                   ------------
                                                                        597,924
                                                                   ------------
Diversified Capital Markets - 1.1%
J.P. Morgan Chase & Company                              4,433          176,123
                                                                   ------------
                                                                        176,123
                                                                   ------------
Diversified Chemicals - 1.6%
Dow Chemical Company                                     2,041           92,212
E.I. du Pont de Nemours & Company                        2,074           88,767
Eastman Chemical Company                                   800           38,040
PPG Industries, Inc.                                       439           26,902
                                                                   ------------
                                                                        245,921
                                                                   ------------
Diversified Commercial Services - 1.0%
Cendant Corporation                                      2,917           63,007
Cintas Corporation                                         200            8,408
Equifax, Inc.                                            1,425           37,563
H & R Block, Inc.                                          900           44,478
                                                                   ------------
                                                                        153,456
                                                                   ------------
Diversified Metals & Mining - 0.2%
Phelps Dodge Corporation*                                  300           27,609
                                                                   ------------
                                                                         27,609
                                                                   ------------
Drug Retail - 0.2%
Walgreen Company                                           655           23,469
                                                                   ------------
                                                                         23,469
                                                                   ------------
Electric Utilities - 2.0%
Allegheny Energy, Inc.*                                  1,500           23,940
CenterPoint Energy, Inc.                                 3,300           34,188
DTE Energy Company                                       1,000           42,190
Edison International                                     1,494           39,606
Entergy Corporation                                        846           51,276
Exelon Corporation                                         194            7,118
Pinnacle West Captial Corporation                          300           12,450
Progress Energy, Inc.                                    1,070           45,304
Progress Energy, Inc. -
   Contingent Value Obligation*(2)                         400               56
Southern Company                                            61            1,828
TXU Corporation                                          1,200           57,504
                                                                   ------------
                                                                        315,460
                                                                   ------------
Electrical Components & Equipment - 0.4%
American Power Conversion Corporation                      500            8,695
Emerson Electric Company                                   738           45,675
Power-One, Inc.*                                         2,234           14,476
                                                                   ------------
                                                                         68,846
                                                                   ------------
Electronic Equipment Manufacturers - 0.5%
Agilent Technologies, Inc.*                              1,994           43,011
Tektronix, Inc.                                          1,200           39,900
                                                                   ------------
                                                                         82,911
                                                                   ------------
Electronic Manufacturing Services - 0.2%
Jabil Circuit, Inc.*                                       557           12,811
Molex, Inc. (Voting)                                       600           17,892
                                                                   ------------
                                                                         30,703
                                                                   ------------
Employment Services - 0.2%
Robert Half International, Inc.                          1,444           37,212
                                                                   ------------
                                                                         37,212
                                                                   ------------
Environmental Services - 0.3%
Waste Management, Inc.                                   1,773           48,474
                                                                   ------------
                                                                         48,474
                                                                   ------------
Food Distributors - 0.4%
Sysco Corporation                                        1,881           56,280
                                                                   ------------
                                                                         56,280
                                                                   ------------
Food Retail - 0.5%
Kroger Company*                                          1,620           25,143
Safeway, Inc.*                                             698           13,478
Supervalu, Inc.                                          1,300           35,815
                                                                   ------------
                                                                         74,436
                                                                   ------------
Footwear - 0.2%
Reebok International, Ltd.                               1,000           36,720
                                                                   ------------
                                                                         36,720
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Forest Products - 0.4%
Louisiana-Pacific Corporation                            1,313     $     34,072
Weyerhaeuser Company                                       460           30,581
                                                                   ------------
                                                                         64,653
                                                                   ------------
General Merchandise Stores - 0.3%
Family Dollar Stores, Inc.                                 500           13,550
Target Corporation                                         706           31,946
                                                                   ------------
                                                                         45,496
                                                                   ------------
Gold - 0.1%
Newmont Mining Corporation                                 214            9,743
                                                                   ------------
                                                                          9,743
                                                                   ------------
Health Care Distributors - 0.4%
Cardinal Health, Inc.                                    1,282           56,113
                                                                   ------------
                                                                         56,113
                                                                   ------------
Health Care Equipment - 1.5%
Becton, Dickinson & Company                                999           51,648
Biomet, Inc.                                               200            9,376
Boston Scientific Corporation*                             499           19,825
Fisher Scientific International, Inc.*                     192           11,199
Guidant Corporation                                        584           38,568
Medtronic, Inc.                                          1,393           72,297
Thermo Electron Corporation*                               499           13,483
Zimmer Holdings, Inc.*                                     204           16,124
                                                                   ------------
                                                                        232,520
                                                                   ------------
Health Care Facilities - 0.7%
HCA, Inc.                                                1,523           58,102
Health Management Associates, Inc.                       1,327           27,111
Manor Care, Inc.                                         1,048           31,398
                                                                   ------------
                                                                        116,611
                                                                   ------------
Health Care Services - 0.2%
IMS Health, Inc.                                           689           16,481
Medco Health Solutions, Inc.*                              719           22,217
                                                                   ------------
                                                                         38,698
                                                                   ------------
Health Care Supplies - 0.2%
Bausch & Lomb, Inc.                                        500           33,225
Caremark Rx, Inc.*                                           1               16
                                                                   ------------
                                                                         33,241
                                                                   ------------
Home Improvement Retail - 1.5%
Home Depot, Inc.                                         4,008          157,114
Lowe's Companies, Inc.                                   1,472           80,003
                                                                   ------------
                                                                        237,117
                                                                   ------------
Homebuilding - 0.2%
Centex Corporation                                         700           35,322
                                                                   ------------
                                                                         35,322
                                                                   ------------
Hotels, Resorts & Cruise Lines - 0.1%
Carnival Corporation                                       228           10,782
                                                                   ------------
                                                                         10,782
                                                                   ------------
Household Products - 2.4%
Clorox Company                                             849           45,252
Colgate-Palmolive Company                                  843           38,087
Kimberly-Clark Corporation                               1,096           70,790
Procter & Gamble Company                                 3,924          212,367
                                                                   ------------
                                                                        366,496
                                                                   ------------
Housewares & Specialties - 0.0%
Newell Rubbermaid, Inc.                                    100            2,004
                                                                   ------------
                                                                          2,004
                                                                   ------------
Hypermarkets & Supercenters - 2.3%
Costco Wholesale Corporation                               253           10,515
Wal-Mart Stores, Inc.                                    6,583          350,215
                                                                   ------------
                                                                        360,730
                                                                   ------------
Industrial Conglomerates - 4.2%
3M Company                                                 827           66,135
General Electric Company                                14,441          484,929
Textron, Inc.                                              309           19,860
Tyco International, Ltd.                                 2,879           88,270
                                                                   ------------
                                                                        659,194
                                                                   ------------
Industrial Machinery - 0.7%
Crane Company                                            1,073           31,031
Dover Corporation                                        1,000           38,870
Illinois Tool Works, Inc.                                   92            8,572
Parker-Hannifin Corporation                                400           23,544
                                                                   ------------
                                                                        102,017
                                                                   ------------
Insurance Brokers - 0.3%
Marsh & McLennan Companies, Inc.                         1,025           46,904
                                                                   ------------
                                                                         46,904
                                                                   ------------
Integrated Oil & Gas - 4.9%
ChevronTexaco Corporation                                3,564          191,173
ConocoPhillips                                           1,049           86,909
Exxon Mobil Corporation                                 10,215          493,691
Occidental Petroleum Corporation                             1               56
                                                                   ------------
                                                                        771,829
                                                                   ------------
Integrated Telecommunication Services - 2.8%
AT&T Corporation                                           255            3,652
Alltel Corporation                                           5              275
BellSouth Corporation                                    3,821          103,625
CenturyTel, Inc.                                           300           10,272
Citizens Communications Company*                         2,300           30,797
Qwest Communications International, Inc.*                2,838            9,450
SBC Communications, Inc.                                 5,344          138,677
Sprint Corporation                                         589           11,857
Verizon Communications, Inc.                             3,430          135,073
                                                                   ------------
                                                                        443,678
                                                                   ------------
Internet Retail - 0.5%
eBay, Inc.*                                                836           76,862
                                                                   ------------
                                                                         76,862
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Internet Software & Services - 0.3%
Yahoo!, Inc.*                                            1,384     $     46,931
                                                                   ------------
                                                                         46,931
                                                                   ------------
Investment Banking & Brokerage - 1.8%
Charles Schwab Corporation                               3,534           32,477
Goldman Sachs Group, Inc.                                  838           78,135
Merrill Lynch & Company, Inc.                            1,725           85,767
Morgan Stanley                                           1,582           77,993
                                                                   ------------
                                                                        274,372
                                                                   ------------
Leisure Products - 0.2%
Hasbro, Inc.                                             1,900           35,720
                                                                   ------------
                                                                         35,720
                                                                   ------------
Life & Health Insurance - 1.0%
AFLAC, Inc.                                                171            6,705
Jefferson-Pilot Corporation                                832           41,317
Lincoln National Corporation                               726           34,122
MetLife, Inc.                                            1,813           70,072
Prudential Financial, Inc.                                 167            7,856
                                                                   ------------
                                                                        160,072
                                                                   ------------
Managed Health Care - 1.0%
Cigna Corporation                                          500           34,815
UnitedHealth Group, Inc.                                   816           60,172
WellPoint Health Networks, Inc.*                           519           54,542
                                                                   ------------
                                                                        149,529
                                                                   ------------
Metal & Glass Containers - 0.1%
Ball Corporation                                           500           18,715
                                                                   ------------
                                                                         18,715
                                                                   ------------
Motorcycle Manufacturers - 0.3%
Harley-Davidson, Inc.                                      847           50,346
                                                                   ------------
                                                                         50,346
                                                                   ------------
Movies & Entertainment - 2.1%
Time Warner, Inc.*                                       7,713          124,488
Viacom, Inc. (Cl.B)                                      3,413          114,540
Walt Disney Company                                      3,933           88,689
                                                                   ------------
                                                                        327,717
                                                                   ------------
Multi-Line Insurance - 2.1%
American International Group, Inc.                       4,219          286,850
Loews Corporation                                          700           40,950
                                                                   ------------
                                                                        327,800
                                                                   ------------
Multi-Utilities & Unregulated Power - 0.7%
Constellation Energy Group                               1,013           40,358
Dominion Resources, Inc.                                   500           32,625
Duke Energy Corporation                                  1,090           24,950
Dynegy, Inc.*                                            2,200           10,978
                                                                   ------------
                                                                        108,911
                                                                   ------------
Office Electronics - 0.2%
Xerox Corporation*                                       2,494           35,116
                                                                   ------------
                                                                         35,116
                                                                   ------------
Oil & Gas Drilling - 0.2%
Nabors Industries, Ltd.*                                   600           28,410
                                                                   ------------
                                                                         28,410
                                                                   ------------
Oil & Gas Equipment & Services - 0.6%
BJ Services Company                                        873           45,754
Schlumberger, Ltd.                                         683           45,973
                                                                   ------------
                                                                         91,727
                                                                   ------------
Oil & Gas Exploration & Production - 1.1%
Anadarko Petroleum Corporation                             900           59,724
Burlington Resources, Inc.                                 962           39,250
Devon Energy Corporation                                   300           21,303
Unocal Corporation                                       1,170           50,310
                                                                   ------------
                                                                        170,587
                                                                   ------------
Oil & Gas Refining, Marketing & Transportation - 0.5%
Kinder Morgan, Inc.                                        600           37,692
Sunoco, Inc.                                               500           36,990
Williams Companies, Inc.                                   800            9,680
                                                                   ------------
                                                                         84,362
                                                                   ------------
Other Diversified Financial Services - 2.6%
Citigroup, Inc.                                          8,227          362,975
Principal Financial Group, Inc.                          1,092           39,279
                                                                   ------------
                                                                        402,254
                                                                   ------------
Packaged Foods & Meats - 0.4%
Sara Lee Corporation                                     2,519           57,584
                                                                   ------------
                                                                         57,584
                                                                   ------------
Paper Packaging - 0.4%
Bemis Company, Inc.                                        500           13,290
Georgia-Pacific Corporation                                639           22,972
International Paper Company                                740           29,903
                                                                   ------------
                                                                         66,165
                                                                   ------------
Personal Products - 0.2%
Gillette Company                                           767           32,015
                                                                   ------------
                                                                         32,015
                                                                   ------------
Pharmaceuticals - 7.7%
Abbott Laboratories                                      2,303           97,555
Bristol-Myers Squibb Company                             3,787           89,638
Eli Lilly & Company                                      1,843          110,672
Forest Laboratories, Inc.*                               1,238           55,685
Hospira, Inc.*                                           1,300           39,780
Johnson & Johnson                                        4,847          273,032
Merck & Company, Inc.                                    2,976           98,208
Mylan Laboratories, Inc.                                 1,100           19,800
Pfizer, Inc.                                            12,080          369,648
Schering-Plough Corporation                                527           10,045
Wyeth                                                    1,160           43,384
                                                                   ------------
                                                                      1,207,447
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Property & Casualty Insurance - 1.6%
Ace, Ltd.                                                  834     $     33,410
Allstate Corporation                                     1,710           82,063
Cincinnati Financial Corporation                           940           38,747
MBIA, Inc.                                                 735           42,784
Progressive Corporation                                    529           44,833
St. Paul Travelers Companies, Inc.                          83            2,744
XL Capital, Ltd.                                           103            7,621
                                                                   ------------
                                                                        252,202
                                                                   ------------
Publishing - 0.5%
Gannett Company, Inc.                                       20            1,675
Knight-Ridder, Inc.                                        330           21,599
New York Times Company                                     300           11,730
Tribune Company                                          1,100           45,265
                                                                   ------------
                                                                         80,269
                                                                   ------------
Railroads - 0.5%
Burlington Northern Santa Fe Corporation                 1,424           54,553
Norfolk Southern Corporation                               800           23,792
                                                                   ------------
                                                                         78,345
                                                                   ------------
Real Estate Investment Trusts - 0.3%
Apartment Investment & Management
   Company                                                 184            6,400
Equity Office Properties Trust                               4              109
Equity Residential                                       1,300           40,300
                                                                   ------------
                                                                         46,809
                                                                   ------------
Regional Banks - 1.7%
BB&T Corporation                                           100            3,969
Fifth Third Bancorp                                      1,389           68,367
First Horizon National Corporation                         807           34,992
KeyCorp                                                  1,100           34,760
National City Corporation                                  162            6,256
North Fork Bancorporation, Inc.                            210            9,334
PNC Financial Services Group                               126            6,817
SunTrust Banks, Inc.                                       907           63,862
Zions Bancorporation                                       530           32,351
                                                                   ------------
                                                                        260,708
                                                                   ------------
Restaurants - 0.8%
Darden Restaurants, Inc.                                   200            4,664
McDonald's Corporation                                   2,887           80,922
Wendy's International, Inc.                              1,028           34,541
                                                                   ------------
                                                                        120,127
                                                                   ------------
Semiconductor Equipment - 0.3%
Applied Materials, Inc.*                                   943           15,550
Teradyne, Inc.*                                          1,785           23,919
                                                                   ------------
                                                                         39,469
                                                                   ------------
Semiconductors - 2.9%
Advanced Micro Devices, Inc.*                            2,500           32,500
Analog Devices, Inc.                                     1,058           41,029
Intel Corporation                                       10,923          219,115
National Semiconductor Corporation*                      1,920           29,741
Texas Instruments, Inc.                                  3,925           83,524
Xilinx, Inc.                                             1,520           41,040
                                                                   ------------
                                                                        446,949
                                                                   ------------
Soft Drinks - 2.1%
Coca-Cola Company                                        4,215          168,811
Coca-Cola Enterprises, Inc.                              1,100           20,790
Pepsi Bottling Group, Inc.                               1,500           40,725
PepsiCo, Inc.                                            2,036           99,051
                                                                   ------------
                                                                        329,377
                                                                   ------------
Specialized Finance - 0.0%
Moody's Corporation                                        100            7,325
                                                                   ------------
                                                                          7,325
                                                                   ------------
Specialty Chemicals - 0.3%
Rohm & Haas Company                                        461           19,809
Sigma-Aldrich Corporation                                  417           24,186
                                                                   ------------
                                                                         43,995
                                                                   ------------
Specialty Stores - 0.2%
Office Depot, Inc.*                                      1,800           27,054
                                                                   ------------
                                                                         27,054
                                                                   ------------
Steel - 0.1%
Nucor Corporation                                          100            9,137
                                                                   ------------
                                                                          9,137
                                                                   ------------
Systems Software - 4.0%
BMC Software, Inc.*                                      2,300           36,363
Microsoft Corporation                                   15,605          431,478
Novell, Inc.*                                            2,400           15,144
Oracle Corporation*                                      9,006          101,588
Symantec Corporation*                                      300           16,464
Veritas Software Corporation*                            1,517           27,003
                                                                   ------------
                                                                        628,040
                                                                   ------------
Thrifts & Mortgage Finance - 1.3%
Fannie Mae                                               1,621          102,772
Freddie Mac                                                555           36,208
Golden West Financial Corporation                          415           46,044
Washington Mutual, Inc.                                    525           20,517
                                                                   ------------
                                                                        205,541
                                                                   ------------
Tobacco - 1.1%
Altria Group, Inc.                                       3,581          168,450
                                                                   ------------
                                                                        168,450
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Principal
                                                      Amount or
                                                        Number         Market
                                                      of Shares        Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Trading Companies & Distributors - 0.3%
W. W. Grainger, Inc.                                       700     $     40,355
                                                                   ------------
                                                                         40,355
                                                                   ------------
Wireless Telecommunication Services - 0.8%
AT&T Wireless Services, Inc.*                            5,302           78,364
Nextel Communications, Inc.*                             2,262           53,926
                                                                   ------------
                                                                        132,290
                                                                   ------------
Total common stocks
   (cost $14,511,420)                                                15,258,100
                                                                   ------------

U.S. Government Securities - 0.3%

U.S. Treasury Bill, 1.60% - 2004(1)                   $ 50,000           49,809
                                                                   ------------
Total U.S. Government securities
   (cost $49,819)                                                        49,809
                                                                   ------------

Repurchase Agreement - 2.7%

United Missouri Bank, 1.35%, dated
   9-30-04, matures 10-01-04; repurchase
   amount of $418,016 (Collateralized
   by U.S. Treasury Note, 2.125%,
   10-31-04 with a value of $426,870)                 $418,000          418,000
                                                                   ------------
Total repurchase agreement
   (cost $418,000)                                                      418,000
                                                                   ------------
Total investments - 100.8%
   (cost $14,979,239)                                                15,725,909
Liabilities, less cash & other assets - (0.8%)                         (122,600)
                                                                   ------------
Total net assets - 100%                                            $ 15,603,309
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $15,663,628.

*     Non-income producing security

(1)   Security is segregated as collateral for futures contracts.

(2) Security is restricted. The total market value of restricted securities is $56 (cost $190), or 0.0% of total net assets. The acquisition dates range from November 8, 1999 to September 28, 2000.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) .................................         $ 15,725,909
Cash .....................................................                1,965
Receivables:
   Fund shares sold ......................................               11,937
   Dividends .............................................               18,828
Prepaid expenses .........................................               11,602
                                                                   ------------
Total assets .............................................           15,770,241
                                                                   ------------

Liabilities:
Payable for:
   Variation margin ......................................                   50
   Management fees .......................................                6,415
   Custodian fees ........................................                2,470
   Transfer and administration fees ......................                4,746
   Professional fees .....................................                7,714
   12b-1 distribution plan fees ..........................              143,511
   Other .................................................                2,026
                                                                   ------------
Total liabilities ........................................              166,932
                                                                   ------------
Net Assets ...............................................         $ 15,603,309
                                                                   ============

Net assets consist of:
Paid in capital ..........................................         $ 20,708,599
Accumulated undistributed net investment
   income ................................................                   --
Accumulated undistributed net realized
   loss on sale of investments
   and futures ...........................................           (5,848,635)
Net unrealized appreciation in value of
   investments and futures ...............................              743,345
                                                                   ------------
Net assets ...............................................         $ 15,603,309
                                                                   ============

Class A:
Capital shares outstanding ...............................              812,643
Net assets ...............................................         $  7,017,166
Net asset value and redemption price
   per share .............................................         $       8.63
                                                                   ============
Maximum offering price per share (net asset
   value divided by 94.25%) ..............................         $       9.16
                                                                   ============

Class B:
Capital shares outstanding ...............................              643,394
Net assets ...............................................         $  5,304,968
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .....................         $       8.25
                                                                   ============

Class C:
Capital shares outstanding ...............................              396,877
Net assets ...............................................         $  3,281,175
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .....................         $       8.27
                                                                   ============

(1) Investments, at cost .................................         $ 14,979,239

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends .............................................         $    274,532
   Interest ..............................................                3,059
                                                                   ------------
   Total investment income ...............................              277,591
                                                                   ------------

Expenses:
   Management fees .......................................              120,171
   Custodian fees ........................................               20,167
   Transfer agent/maintenance fees .......................               37,164
   Administration fees ...................................               29,199
   Directors' fees .......................................                  457
   Professional fees .....................................                9,224
   Reports to shareholders ...............................                1,766
   Registration fees .....................................               28,066
   Other expenses ........................................                1,298
   12b-1 distribution plan fees - Class A ................               17,929
   12b-1 distribution plan fees - Class B ................               54,113
   12b-1 distribution plan fees - Class C ................               34,399
                                                                   ------------
   Total expenses ........................................              353,953
   Less:  Expenses waived ................................              (40,057)
         Earnings credits ................................                 (836)
                                                                   ------------
   Net expenses ..........................................              313,060
                                                                   ------------
   Net investment loss ...................................              (35,469)
                                                                   ------------

Net Realized and Unrealized Gain:
Net realized loss during the period on
   Investments ...........................................            1,081,474
   Futures ...............................................               33,495
                                                                   ------------
   Net realized gain .....................................            1,114,969
                                                                   ------------

Net change in unrealized appreciation
   during the period on
   Investments ...........................................              607,447
   Futures ...............................................                4,828
                                                                   ------------
   Net unrealized appreciation ...........................              612,275
                                                                   ------------
   Net gain ..............................................            1,727,244
                                                                   ------------
   Net increase in net assets
     resulting from operations ...........................         $  1,691,775
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Year Ended           Year Ended
                                                                                            September 30, 2004    September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment loss .............................................................          $    (35,469)       $    (56,631)
     Net realized gain (loss) during the period on investments and futures ...........             1,114,969          (2,930,280)
     Net change in unrealized appreciation during the period on
          investments and futures ....................................................               612,275           6,120,571
                                                                                                ------------        ------------
     Net increase in net assets resulting from operations ............................             1,691,775           3,133,660
                                                                                                ------------        ------------

Capital share transactions:
     Proceeds from sale of shares
          Class A ....................................................................             1,834,103           2,367,320
          Class B ....................................................................               912,388           1,206,524
          Class C ....................................................................             1,337,801           1,120,893
     Cost of shares redeemed
          Class A ....................................................................            (1,977,745)         (4,508,312)
          Class B ....................................................................            (1,094,636)         (3,498,690)
          Class C ....................................................................            (1,397,756)         (2,949,239)
                                                                                                ------------        ------------
     Net decrease from capital share transactions ....................................              (385,845)         (6,261,504)
                                                                                                ------------        ------------
     Net increase (decrease) in net assets ...........................................             1,305,930          (3,127,844)
                                                                                                ------------        ------------

Net assets:
     Beginning of period .............................................................            14,297,379          17,425,223
                                                                                                ------------        ------------
     End of period ...................................................................          $ 15,603,309        $ 14,297,379
                                                                                                ============        ============
     Accumulated undistributed net investment income at
          end of period ..............................................................          $         --        $         --
                                                                                                ============        ============

Capital Share Activity:
     Shares sold
          Class A ....................................................................               214,183             333,447
          Class B ....................................................................               110,168             177,203
          Class C ....................................................................               163,235             159,884
     Shares redeemed
          Class A ....................................................................              (230,862)           (642,114)
          Class B ....................................................................              (132,909)           (513,292)
          Class C ....................................................................              (169,518)           (430,959)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                           Enhanced Index Series

Financial Highlights
Selected data for each share of capital stock outstanding throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended,
                                                                                                                     September 30,
Class A                                                           2004        2003(f)           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                         $    7.69      $    6.30      $    8.03      $   11.29       $  10.04
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                   0.02             --          (0.01)            --             --
Net gain (loss) on securities (realized and unrealized)           0.92           1.39          (1.72)         (3.17)          1.37
                                                             ---------------------------------------------------------------------
Total from investment operations                                  0.94           1.39          (1.73)         (3.17)          1.37
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                --             --             --             --             --
Distributions from realized gains                                   --             --             --          (0.09)         (0.12)
                                                             ---------------------------------------------------------------------
Total distributions                                                 --             --             --          (0.09)         (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    8.63      $    7.69      $    6.30      $    8.03       $  11.29
                                                             =====================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  12.22%         22.06%        (21.54%)       (28.27%)        13.65%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $   7,017      $   6,377      $   7,171      $   6,699       $  8,219
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                      0.19%          0.00%         (0.10%)         0.02%         (0.05%)
Total expenses                                                    1.55%          1.73%          1.61%          1.42%          1.44%
Gross expenses(b)                                                 1.80%          1.83%          1.61%          1.42%          1.44%
Net expenses(d)                                                   1.54%          1.73%          1.61%          1.42%          1.44%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             79%            60%            62%            40%            73%

                                                                                                                       Year Ended,
                                                                                                                     September 30,
Class B                                                           2004        2003(f)           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                         $    7.40      $    6.11      $    7.87      $   11.15       $   9.99
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  (0.05)         (0.05)         (0.07)         (0.08)         (0.09)
Net gain (loss) on securities (realized and unrealized)           0.90           1.34          (1.69)         (3.11)          1.37
                                                             ---------------------------------------------------------------------
Total from investment operations                                  0.85           1.29          (1.76)         (3.19)          1.28
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                --             --             --             --             --
Distributions from realized gains                                   --             --             --          (0.09)         (0.12)
                                                             ---------------------------------------------------------------------
Total distributions                                                 --             --             --          (0.09)         (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    8.25      $    7.40      $    6.11      $    7.87       $  11.15
                                                             =====================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  11.49%         21.11%        (22.36%)       (28.81%)        12.82%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $   5,305      $   4,929      $   6,125      $   7,360       $ 10,960
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                     (0.56%)        (0.75%)        (0.84%)        (0.74%)        (0.79%)
Total expenses                                                    2.30%          2.48%          2.35%          2.17%          2.18%
Gross expenses(b)                                                 2.55%          2.58%          2.35%          2.17%          2.18%
Net expenses(d)                                                   2.29%          2.48%          2.35%          2.17%          2.18%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             79%            60%            62%            40%            73%

--------------------------------------------------------------------------------
                                                          See accompanying notes

                                                            Security Equity Fund
                                                           Enhanced Index Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                      Year Ended,
                                                                                                                    September 30,
Class C                                                          2004        2003(f)        2002(e)           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                         $   7.42       $   6.12       $   7.88       $  11.16        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                 (0.05)         (0.05)         (0.07)         (0.08)         (0.09)
Net gain (loss) on securities (realized and unrealized)          0.90           1.35          (1.69)         (3.11)          1.37
                                                             --------------------------------------------------------------------
Total from investment operations                                 0.85           1.30          (1.76)         (3.19)          1.28
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                               --             --             --             --             --
Distributions from realized gains                                  --             --             --          (0.09)         (0.12)
                                                             --------------------------------------------------------------------
Total distributions                                                --             --             --          (0.09)         (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.27       $   7.42       $   6.12       $   7.88        $ 11.16
                                                             ====================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 11.46%         21.24%        (22.34%)       (28.78%)        12.69%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $  3,281       $  2,991       $  4,129       $  4,840        $ 7,092
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                    (0.56%)        (0.74%)        (0.85%)        (0.74%)        (0.77%)
Total expenses                                                   2.30%          2.47%          2.35%          2.17%          2.15%
Gross expenses(b)                                                2.55%          2.57%          2.35%          2.17%          2.15%
Net expenses(d)                                                  2.29%          2.47%          2.35%          2.17%          2.15%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            79%            60%            62%            40%            73%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) Northern Trust became the sub-adviser for Enhanced Index Series effective May 1, 2003. Prior to May 1, 2003 Security Management Company, LLC paid Deutsch Asset Management, Inc. for sub-advisory services.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

                                       Advisor, Security Management Company, LLC

 [PHOTO OMITTED]

  Mark Mitchell
Portfolio Manager

To Our Shareholders:

With the retirement of Terry Milberger in February 2004, this marks my first annual letter to the Equity Series shareholders. Fiscal year 2004 was a normal year in many respects; market returns were positive, but not as spectacular as in fiscal year 2003. The Equity Series returned 8.87%(1) for the period ended September 30, 2004, lagging the benchmark S&P 500 Index's return of 13.87% and the Fund's peer group median return of 10.40%. As in 2003, the market favored lower-quality, higher-beta stocks, and in that environment, the Fund tends to underperform. Although disappointing for this particular period, we believe that our investing approach delivers positive performance over the long term.

Our approach to managing Security Equity Fund is based on the investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

For this Fund, we apply this philosophy to a broad range of both growth and value companies.

Industrials and Consumer Discretionary Stocks are Top Performers

The Fund's industrial holdings were up 25% compared to 23% for the index. Positions in General Dynamics and Federal Express contributed positively to the Fund. General Dynamics benefited from a recovery in its aircraft business and strong defense spending. Federal Express had strong results driven by continued economic growth and business model efficiencies.

The Fund's consumer discretionary holdings performed well, besting the index sector return of 14%. Carnival Cruise Lines appreciated 46%, driven by solid operating fundamentals and recognition of an upcoming industry capacity slowdown. Harley Davidson was up 24% largely as a result of executing well against near-term concerns about a slowdown in its business.

Technology and Financials Disappointing

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in ADC Telecom and not owning Qualcomm had a negative impact on the Fund. ADC Telecom was down 48% as a result of a slower broadband build out than was expected. Conversely, Qualcomm was up over 88% as it benefited from strong wireless handset demand.

Further consolidation in the financial sector had a negative impact on the Fund. Fleet Boston, not owned in the Fund, was up over 50% due to being acquired by Bank America. And JP Morgan was up approximately 20% as it improved its competitive position by acquiring Bank One.

2005 Market Outlook

Our outlook for the equity market continues to be guardedly optimistic. As in prior years, there are many potential positive and negative influences. We believe the most significant issue in 2005 will be a slowing profit cycle. In such an environment, more normal equity returns are likely. Skilled stock picking versus owning the market index will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value.(2) We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark Mitchell
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

(2) Dollar cost averaging does not assure profits or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                                   Equity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Equity Series vs.
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Equity Series $21,564

                            DATE                VALUE
                            ----                -----
                          9/30/1994           9,425.00
                         12/31/1994           9,831.69
                          3/31/1995          10,787.55
                          6/30/1995          11,860.45
                          9/30/1995          12,777.30
                         12/31/1995          13,609.13
                          3/31/1996          14,709.71
                          6/30/1996          15,344.66
                          9/30/1996          15,958.45
                         12/31/1996          16,694.89
                          3/31/1997          16,810.82
                          6/30/1997          19,662.86
                          9/30/1997          21,077.29
                         12/31/1997          21,636.32
                          3/31/1998          24,727.22
                          6/30/1998          25,493.56
                          9/30/1998          22,632.56
                         12/31/1998          27,363.02
                          3/31/1999          27,637.20
                          6/30/1999          29,172.60
                          9/30/1999          27,308.18
                         12/31/1999          30,369.32
                          3/31/2000          30,681.53
                          6/30/2000          29,801.67
                          9/30/2000          29,120.49
                         12/31/2000          26,565.59
                          3/31/2001          23,220.05
                          6/30/2001          24,776.88
                          9/30/2001          21,066.97
                         12/31/2001          23,418.79
                          3/31/2002          23,286.29
                          6/30/2002          19,874.50
                          9/30/2002          16,860.20
                         12/31/2002          17,887.05
                          3/31/2003          17,390.19
                          6/30/2003          19,543.26
                          9/30/2003          19,808.26
                         12/31/2003          21,630.71
                          3/31/2004          21,862.94
                          6/30/2004          22,161.52
                          9/30/2004          21,564.35

S&P 500 Index $28,636

                            DATE                VALUE
                            ----                -----
                          9/30/1994         $10,000.00
                         12/31/1994           9,998.63
                          3/31/1995          10,972.04
                          6/30/1995          12,020.09
                          9/30/1995          12,975.60
                         12/31/1995          13,756.95
                          3/31/1996          14,494.80
                          6/30/1996          15,144.67
                          9/30/1996          15,612.86
                         12/31/1996          16,915.00
                          3/31/1997          17,367.96
                          6/30/1997          20,400.43
                          9/30/1997          21,930.28
                         12/31/1997          22,560.75
                          3/31/1998          25,708.00
                          6/30/1998          26,557.16
                          9/30/1998          23,914.50
                         12/31/1998          29,005.52
                          3/31/1999          30,454.92
                          6/30/1999          32,601.21
                          9/30/1999          30,565.05
                         12/31/1999          35,112.66
                          3/31/2000          35,919.68
                          6/30/2000          34,967.18
                          9/30/2000          34,628.95
                         12/31/2000          31,921.86
                          3/31/2001          28,138.90
                          6/30/2001          29,786.63
                          9/30/2001          25,417.13
                         12/31/2001          28,134.75
                          3/31/2002          28,211.22
                          6/30/2002          24,432.55
                          9/30/2002          20,212.86
                         12/31/2002          21,919.95
                          3/31/2003          21,229.60
                          6/30/2003          24,497.49
                          9/30/2003          25,145.84
                         12/31/2003          28,210.06
                          3/31/2004          28,688.62
                          6/30/2004          29,183.26
                          9/30/2004          28,636.13

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1994, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                          13.77%
--------------------------------------------------------
Consumer Staples                                10.74
--------------------------------------------------------
Energy                                           5.86
--------------------------------------------------------
Financials                                      17.93
--------------------------------------------------------
Health Care                                     17.24
--------------------------------------------------------
Industrials                                     13.28
--------------------------------------------------------
Information Technology                          14.03
--------------------------------------------------------
Materials                                        3.34
--------------------------------------------------------
Telecommunication Services                       1.87
--------------------------------------------------------
U.S. Government Agency                           2.62
--------------------------------------------------------
Liabilities, less cash & other assets           (0.68)
--------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04                                                    Since
                                 1 Year       5 Years     10  Years    Inception
--------------------------------------------------------------------------------

A Shares                          8.87%       (4.56%)       8.02%         N/A
--------------------------------------------------------------------------------
A Shares with sales charge        2.61%       (5.68%)       7.38%         N/A
--------------------------------------------------------------------------------
B Shares                          8.13%       (5.38%)       7.02%         N/A
--------------------------------------------------------------------------------
B Shares with CDSC                4.13%       (5.38%)       7.02%         N/A
--------------------------------------------------------------------------------
C Shares                          8.26%       (5.43%)        N/A       (5.26%)
                                                                      (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                8.26%       (5.43%)        N/A       (5.23%)
                                                                      (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending       Expenses Paid
                            Account Value   Account Value      During
                              04-01-04       09-30-04(1)      Period(2)
-------------------------------------------------------------------------
 Equity Series - Class A
     Actual                  $1,000.00        $  986.30        $ 6.44
     Hypothetical             1,000.00         1,018.65          6.55
-------------------------------------------------------------------------
 Equity Series - Class B
     Actual                   1,000.00           983.20         10.12
     Hypothetical             1,000.00         1,014.93         10.28
-------------------------------------------------------------------------
 Equity Series - Class C
     Actual                   1,000.00           984.00         10.12
     Hypothetical             1,000.00         1,014.93         10.28
-------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -1.37%, -1.68% and -1.60%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.29%, 2.03% and 2.03% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                                   Equity Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number          Market
                                                    of Shares         Value
-------------------------------------------------------------------------------

Common Stocks - 98.1%

Aerospace & Defense - 4.3%
General Dynamics Corporation                          88,400      $   9,025,640
L-3 Communications Holdings, Inc.                     42,000          2,814,000
United Technologies Corporation                       79,400          7,414,372
                                                                  -------------
                                                                     19,254,012
                                                                  -------------
Air Freight & Logistics - 1.9%
FedEx Corporation                                     99,000          8,483,310
                                                                  -------------
                                                                      8,483,310
                                                                  -------------
Airlines - 1.0%
Southwest Airlines Company                           327,800          4,464,636
                                                                  -------------
                                                                      4,464,636
                                                                  -------------
Aluminum - 1.1%
Alcoa, Inc.                                          145,000          4,870,550
                                                                  -------------
                                                                      4,870,550
                                                                  -------------
Asset Management & Custody Banks - 1.3%
Bank of New York Company, Inc.                       200,000          5,834,000
                                                                  -------------
                                                                      5,834,000
                                                                  -------------
Biotechnology - 3.0%
Amgen, Inc.*                                         237,100         13,438,828
                                                                  -------------
                                                                     13,438,828
                                                                  -------------
Brewers - 1.6%
Anheuser-Busch Companies, Inc.                       140,000          6,993,000
                                                                  -------------
                                                                      6,993,000
                                                                  -------------
Broadcasting & Cable TV - 1.2%
Comcast Corporation*                                 195,100          5,509,624
                                                                  -------------
                                                                      5,509,624
                                                                  -------------
Communications Equipment - 1.8%
ADC Telecommunications, Inc.*                      1,500,000          2,715,000
Cisco Systems, Inc.*                                 293,800          5,317,780
                                                                  -------------
                                                                      8,032,780
                                                                  -------------
Computer Hardware - 3.2%
Dell, Inc.*                                          222,600          7,924,560
International Business
   Machines Corporation                               77,000          6,601,980
                                                                  -------------
                                                                     14,526,540
                                                                  -------------
Consumer Finance - 1.3%
MBNA Corporation                                     239,000          6,022,800
                                                                  -------------
                                                                      6,022,800
                                                                  -------------
Data Processing & Outsourced Services - 2.8%
Computer Sciences Corporation*                        55,000          2,590,500
First Data Corporation                               230,000         10,005,000
                                                                  -------------
                                                                     12,595,500
                                                                  -------------
Department Stores - 2.4%
Kohl's Corporation*                                  220,800         10,640,352
                                                                  -------------
                                                                     10,640,352
                                                                  -------------
Diversified Banks - 3.3%
Bank of America Corporation                          120,000          5,199,600
Wells Fargo & Company                                160,000          9,540,800
                                                                  -------------
                                                                     14,740,400
                                                                  -------------
Diversified Chemicals - 0.7%
E.I. du Pont de Nemours & Company                     75,000          3,210,000
                                                                  -------------
                                                                      3,210,000
                                                                  -------------
Drug Retail - 1.7%
CVS Corporation                                      178,600          7,524,418
                                                                  -------------
                                                                      7,524,418
                                                                  -------------
General Merchandise Stores - 0.8%
Target Corporation                                    81,200          3,674,300
                                                                  -------------
                                                                      3,674,300
                                                                  -------------
Health Care Equipment - 2.3%
Boston Scientific Corporation*                       194,300          7,719,539
Medtronic, Inc.                                       53,600          2,781,840
                                                                  -------------
                                                                     10,501,379
                                                                  -------------
Home Improvement Retail - 2.8%
Home Depot, Inc.                                     254,500          9,976,400
Lowe's Companies, Inc.                                43,000          2,337,050
                                                                  -------------
                                                                     12,313,450
                                                                  -------------
Hotels, Resorts & Cruise Lines - 1.6%
Carnival Corporation                                 155,000          7,329,950
                                                                  -------------
                                                                      7,329,950
                                                                  -------------
Household Products - 2.7%
Colgate-Palmolive Company                            100,000          4,518,000
Procter & Gamble Company                             140,000          7,576,800
                                                                  -------------
                                                                     12,094,800
                                                                  -------------
Hypermarkets & Supercenters - 2.6%
Wal-Mart Stores, Inc.                                220,000         11,704,000
                                                                  -------------
                                                                     11,704,000
                                                                  -------------
Industrial Conglomerates - 6.1%
3M Company                                            52,700          4,214,419
General Electric Company                             550,000         18,469,000
Tyco International, Ltd.                             147,800          4,531,548
                                                                  -------------
                                                                     27,214,967
                                                                  -------------
Industrial Gases - 1.5%
Praxair, Inc.                                        160,000          6,838,400
                                                                  -------------
                                                                      6,838,400
                                                                  -------------
Integrated Oil & Gas - 3.8%
ChevronTexaco Corporation                            120,000          6,436,800
Exxon Mobil Corporation                              221,100         10,685,763
                                                                  -------------
                                                                     17,122,563
                                                                  -------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number          Market
                                                    of Shares         Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Integrated Telecommunication Services - 1.9%
SBC Communications, Inc.                             170,000      $   4,411,500
Verizon Communications, Inc.                         100,000          3,938,000
                                                                  -------------
                                                                      8,349,500
                                                                  -------------
Investment Banking & Brokerage - 2.8%
Goldman Sachs Group, Inc.                             50,000          4,662,000
Merrill Lynch & Company, Inc.                         90,500          4,499,660
Morgan Stanley                                        67,500          3,327,750
                                                                  -------------
                                                                     12,489,410
                                                                  -------------
Life & Health Insurance - 0.9%
AFLAC, Inc.                                          101,800          3,991,578
                                                                  -------------
                                                                      3,991,578
                                                                  -------------
Managed Health Care - 2.8%
Anthem, Inc.*                                         55,000          4,798,750
UnitedHealth Group, Inc.                             106,500          7,853,310
                                                                  -------------
                                                                     12,652,060
                                                                  -------------
Motorcycle Manufacturers - 1.3%
Harley-Davidson, Inc.                                 94,100          5,593,304
                                                                  -------------
                                                                      5,593,304
                                                                  -------------
Movies & Entertainment - 3.7%
Time Warner, Inc.*                                   460,000          7,424,400
Viacom, Inc. (Cl.B)                                  271,700          9,118,252
                                                                  -------------
                                                                     16,542,652
                                                                  -------------
Multi-Line Insurance - 3.3%
American International Group, Inc.                   220,000         14,957,800
                                                                  -------------
                                                                     14,957,800
                                                                  -------------
Oil & Gas Equipment & Services - 1.1%
BJ Services Company                                    8,700            455,967
Halliburton Company                                  133,500          4,497,615
                                                                  -------------
                                                                      4,953,582
                                                                  -------------
Oil & Gas Exploration & Production - 0.9%
Anadarko Petroleum Corporation                        62,500          4,147,500
                                                                  -------------
                                                                      4,147,500
                                                                  -------------
Other Diversified Financial Services - 3.6%
Citigroup, Inc.                                      360,500         15,905,260
                                                                  -------------
                                                                     15,905,260
                                                                  -------------
Pharmaceuticals - 9.1%
Abbott Laboratories                                  130,000          5,506,800
Eli Lilly & Company                                   37,000          2,221,850
Johnson & Johnson                                    187,300         10,550,609
Merck & Company, Inc.                                101,600          3,352,800
Pfizer, Inc.                                         544,300         16,655,580
Wyeth                                                 60,000          2,244,000
                                                                  -------------
                                                                     40,531,639
                                                                  -------------
Property & Casualty Insurance - 1.4%
Chubb Corporation                                     89,200          6,268,976
                                                                  -------------
                                                                      6,268,976
                                                                  -------------

                                                    Principal
                                                    Amount or
                                                      Number          Market
                                                    of Shares         Value
-------------------------------------------------------------------------------

Semiconductor Equipment - 0.3%
Applied Materials, Inc.*                              73,900      $   1,218,611
                                                                  -------------
                                                                      1,218,611
                                                                  -------------
Semiconductors - 1.5%
Intel Corporation                                    323,400          6,487,404
                                                                  -------------
                                                                      6,487,404
                                                                  -------------
Soft Drinks - 2.2%
PepsiCo, Inc.                                        200,000          9,730,000
                                                                  -------------
                                                                      9,730,000
                                                                  -------------
Systems Software - 4.5%
Microsoft Corporation                                600,900         16,614,885
Oracle Corporation*                                  290,900          3,281,352
                                                                  -------------
                                                                     19,896,237
                                                                  -------------
Total common stocks
   (cost $382,532,751)                                              438,650,072
                                                                  -------------
U. S. Government Sponsored Agencies - 2.6%

Federal Home Loan Bank,
   1.60%, 10-01-04                               $ 3,800,000          3,800,000
Federal National Mortgage Association:
   1.53%, 10-01-04                               $ 2,117,000          2,117,000
   1.67%, 10-05-04                               $ 2,200,000          2,199,592
   1.72%, 10-07-04                               $ 2,270,000          2,269,349
   1.73%, 10-13-04                               $ 1,341,000          1,340,227
                                                                  -------------
Total U. S. Government sponsored agencies
   (cost $11,726,168) - 2.6%                                         11,726,168
                                                                  -------------
Total investments
   (cost $394,258,919) - 100.7%                                     450,376,240
Liabilities, less cash and other assets - (0.7%)                     (3,062,839)
                                                                  -------------
Total net assets - 100.0%                                         $ 447,313,401
                                                                  =============

The identified cost of investments owned at September 30, 2004 was the same for federal income tax and financial statement purposes.

*     Non-income producing security

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) ...............................          $ 450,376,240
Receivables:
   Fund shares sold ....................................                 36,963
   Securities sold .....................................              1,327,756
   Dividends ...........................................                207,252
Prepaid expenses .......................................                 22,559
                                                                  -------------
Total assets ...........................................            451,970,770
                                                                  -------------

Liabilities:
Cash overdraft .........................................                 31,061
Payable for:
   Securities purchased ................................              3,403,986
   Fund shares redeemed ................................                623,094
   Management fees .....................................                278,679
   Custodian fees ......................................                  3,050
   Transfer and administration fees ....................                 79,396
   Professional fees ...................................                 39,405
   12b-1 distribution plan fees ........................                134,911
   Other ...............................................                 63,787
                                                                  -------------
Total liabilities ......................................              4,657,369
                                                                  -------------
Net Assets .............................................          $ 447,313,401
                                                                  =============

Net assets consist of:
Paid in capital ........................................          $ 362,191,150
Accumulated undistributed net investment
   income ..............................................                     --
Accumulated undistributed net realized
   gain on sale of investments .........................             29,004,930
Net unrealized appreciation in value
   of investments ......................................             56,117,321
                                                                  -------------
Net assets .............................................          $ 447,313,401
                                                                  =============

Class A:
Capital shares outstanding .............................             60,169,380
Net assets .............................................          $ 391,384,476
Net asset value and redemption price
   per share ...........................................          $        6.50
                                                                  =============
Maximum offering price per share
   (net asset value divided by 94.25%) .................          $        6.90
                                                                  =============

Class B:
Capital shares outstanding .............................              8,476,185
Net assets .............................................          $  49,600,169
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...................          $        5.85
                                                                  =============

Class C:
Capital shares outstanding .............................              1,027,884
Net assets .............................................          $   6,328,756
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...................          $        6.16
                                                                  =============

(1) Investments, at cost ...............................          $ 394,258,919

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends ...........................................          $   6,521,925
   Interest ............................................                 84,638
                                                                  -------------
   Total investment income .............................              6,606,563
                                                                  -------------

Expenses:
   Management fees .....................................              3,657,792
   Custodian fees ......................................                 18,509
   Transfer agent/maintenance fees .....................                676,118
   Administration fees .................................                440,031
   Directors' fees .....................................                 14,476
   Professional fees ...................................                 60,865
   Reports to shareholders .............................                 62,486
   Registration fees ...................................                 49,071
   Other expenses ......................................                 21,803
   12b-1 distribution plan fees - Class A ..............              1,056,740
   12b-1 distribution plan fees - Class B ..............                581,114
   12b-1 distribution plan fees - Class C ..............                 68,982
                                                                  -------------
   Total expenses ......................................              6,707,987
   Less: Earnings credits ..............................                   (826)
                                                                  -------------
   Net expenses ........................................              6,707,161
                                                                  -------------
   Net investment loss .................................               (100,598)
                                                                  -------------

Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments .........................................             53,906,512
                                                                  -------------
   Net realized gain ...................................             53,906,512
                                                                  -------------

Net change in unrealized depreciation
   during the period on
   Investments .........................................            (10,398,098)
                                                                  -------------
   Net unrealized depreciation .........................            (10,398,098)
                                                                  -------------
   Net gain ............................................             43,508,414
                                                                  -------------
   Net increase in net assets
     resulting from operations .........................          $  43,407,816
                                                                  =============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Year Ended            Year Ended
                                                                                           September 30, 2004     September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ......................................................         $    (100,598)         $     607,081
   Net realized gain (loss) during the period on investments .........................            53,906,512             (8,071,790)
   Net change in unrealized appreciation (depreciation)
     during the period on investments ................................................           (10,398,098)            89,930,127
                                                                                               -------------          -------------
     Net increase in net assets resulting from operations ............................            43,407,816             82,465,418
                                                                                               -------------          -------------

Distributions to shareholders from:
   Net investment income
     Class A .........................................................................              (684,512)                    --
     Class B .........................................................................                    --                     --
     Class C .........................................................................                    --                     --
                                                                                               -------------          -------------
     Total distributions to shareholders .............................................              (684,512)                    --
                                                                                               -------------          -------------

Capital share transactions:
   Proceeds from sale of shares
     Class A .........................................................................            34,438,875             52,599,625
     Class B .........................................................................             8,956,642             19,942,502
     Class C .........................................................................             2,153,270              3,455,973
   Distributions reinvested
     Class A .........................................................................               627,027                     --
     Class B .........................................................................                    --                     --
     Class C .........................................................................                    --                     --
   Cost of shares redeemed
     Class A .........................................................................          (111,058,761)          (105,856,454)
     Class B .........................................................................           (26,061,410)           (35,443,343)
     Class C .........................................................................            (3,010,496)            (2,656,042)
                                                                                               -------------          -------------
     Net decrease from capital share transactions ....................................           (93,954,853)           (67,957,739)
                                                                                               -------------          -------------
     Net increase (decrease) in net assets ...........................................           (51,231,549)            14,507,679
                                                                                               -------------          -------------

Net assets:
   Beginning of period ...............................................................           498,544,950            484,037,271
                                                                                               -------------          -------------
   End of period .....................................................................         $ 447,313,401          $ 498,544,950
                                                                                               =============          =============

   Accumulated undistributed net investment income (loss) at end of period ...........         $          --          $     607,081
                                                                                               =============          =============

Capital Share Activity:
   Shares sold
     Class A .........................................................................             5,383,103              9,525,481
     Class B .........................................................................             1,534,595              3,963,505
     Class C .........................................................................               351,499                647,916
   Shares reinvested
     Class A .........................................................................                97,974                     --
     Class B .........................................................................                    --                     --
     Class C .........................................................................                    --                     --
   Shares redeemed
     Class A .........................................................................           (17,251,738)           (18,674,422)
     Class B .........................................................................            (4,466,840)            (6,830,650)
     Class C .........................................................................              (491,760)              (499,324)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series

Financial Highlights
Selected data for each share of capital stock outstanding throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended
                                                                                                                     September 30,
Class A                                                           2004           2003    2002(e),(g)           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                        $     5.98     $     5.09     $     6.36     $    10.26     $     9.96
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                   0.01           0.01           0.01             --             --
Net gain (loss) on securities (realized and unrealized)           0.52           0.88          (1.28)         (2.49)          0.66
                                                            ----------------------------------------------------------------------
Total from investment operations                                  0.53           0.89          (1.27)         (2.49)          0.66
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             (0.01)            --             --             --             --
Distributions from realized gains                                   --             --             --          (1.40)         (0.36)
Return of capital                                                   --             --             --          (0.01)            --
                                                            ----------------------------------------------------------------------
Total distributions                                              (0.01)            --             --          (1.41)         (0.36)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     6.50     $     5.98     $     5.09     $     6.36     $    10.26
                                                            ======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                   8.87%         17.49%        (19.97%)       (27.66%)         6.64%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $  391,384     $  430,161     $  412,791     $  563,553     $  853,126
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                      0.08%          0.23%          0.13%          0.03%          0.03%
Total expenses                                                    1.28%          1.25%          1.11%          1.02%          1.02%
Gross expenses(b)                                                 1.28%          1.25%          1.11%          1.02%          1.02%
Net expensesd                                                     1.28%          1.25%          1.11%          1.02%          1.02%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             28%            54%            30%            23%            54%

                                                                                                                       Year Ended,
                                                                                                                     September 30,
Class B                                                           2004           2003    2002(e),(g)           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                        $     5.41     $     4.64     $     5.86     $     9.65     $     9.47
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                  (0.04)         (0.03)         (0.05)         (0.07)         (0.10)
Net gain (loss) on securities (realized and unrealized)           0.48           0.80          (1.17)          (.31)          0.64
                                                            ----------------------------------------------------------------------
Total from investment operations                                  0.44           0.77          (1.22)         (2.38)          0.54
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                --             --             --             --             --
Distributions from realized gains                                   --             --             --          (1.40)         (0.36)
Return of capital                                                   --             --             --          (0.01)            --
                                                            ----------------------------------------------------------------------
Total distributions                                                 --             --             --          (1.41)         (0.36)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $     5.85     $     5.41     $     4.64     $     5.86     $     9.65
                                                            ======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                   8.13%         16.59%        (20.82%)       (28.34%)         5.69%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $   49,600     $   61,733     $   66,267     $   96,067     $  156,633
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                     (0.67%)        (0.52%)        (0.78%)        (0.97%)        (0.97%)
Total expenses                                                    2.03%          2.00%          2.02%          2.02%          2.02%
Gross expenses(b)                                                 2.03%          2.00%          2.02%          2.02%          2.02%
Net expenses(d)                                                   2.03%          2.00%          2.02%          2.02%          2.02%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             28%            54%            30%            23%            54%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Equity Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended
                                                                                                                     September 30,
Class C                                                        2004          2003   2002(e),(f),(g)          2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $    5.69     $    4.88         $    6.16     $   10.07        $    9.89
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.04)        (0.03)            (0.05)        (0.07)           (0.10)
Net gain (loss) on securities (realized and unrealized)        0.51          0.84             (1.23)        (2.43)            0.64
                                                          ------------------------------------------------------------------------
Total from investment operations                               0.47          0.81             (1.28)        (2.50)            0.54
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --                --            --               --
Distributions from realized gains                                --            --                --         (1.40)           (0.36)
Return of capital                                                --            --                --         (0.01)              --
                                                          ------------------------------------------------------------------------
Total distributions                                              --            --                --         (1.41)           (0.36)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    6.16     $    5.69         $    4.88     $    6.16        $   10.07
                                                          ========================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                8.26%        16.60%           (20.78%)      (28.35%)           5.55%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $   6,329     $   6,651         $   4,979     $   4,230        $   5,426
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (0.67%)       (0.52%)           (0.76%)       (0.97%)          (0.96%)
Total expenses                                                 2.03%         2.00%             2.02%         2.02%            2.02%
Gross expenses(b)                                              2.03%         2.00%             2.02%         2.02%            2.02%
Net expenses(d)                                                2.03%         2.00%             2.02%         2.02%            2.02%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          28%           54%               30%           23%              54%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Equity Series exclude the historical financial highlights of the Total Return series Class A, B and C shares. The assets of the Total Return Series were acquired by the Equity Series on August 27, 2002.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(g) Effective May 1, 2002 the fee structure for Equity Series changed. Per share information reflects this change.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                       [LOGO OppenheimerFunds(R)

                                              Subadvisor, OppenheimerFunds, Inc.

   [PHOTO OMITTED]

  William L. Wilby
Co-Portfolio Manager

   [PHOTO OMITTED]

    Rajeev Bhaman
Co-Portfolio Manager

To Our Shareholders:

During the fiscal year ended September 30, 2004, the Security Global Fund's strong performance was primarily driven by its holdings within the information technology and consumer discretionary sectors. For the period, the Fund returned 19.26%(1), outpacing the 17.10% returned by the MSCI World Index, the Fund's benchmark.

Markets worldwide turned in strong performances during the fourth quarter of 2003, and stayed relatively robust into the first quarter of 2004. By spring, however, investor sentiment weakened as the background media noise focused on a worsening situation in Iraq, rising deficits in the US, and the threat of an oil-led rise in inflation. While these broader issues did not affect many of the portfolio's holdings directly, they did influence overall investor psychology. Consequently, any negative news regarding a specific industry or company was typically followed by a significant sell-off.

Internationally, Japan continued to enjoy a remarkable turnaround. However, China's efforts to decelerate its overheated economy and its ability to carefully manage the slowdown raised concerns for investors. Another emerging concern is the recent spike in oil prices. Strong demand in China, coupled with tensions in the Middle East, drove oil from $35 a barrel to more than $50 a barrel by the end of September.

In Europe, companies such as Siemens and Daimler Chrysler have had success in negotiating concessions from their labor unions. Given their success, there is reason for optimism that long-needed restructuring on the continent will finally gain some momentum.

The new technology and mass affluence themes were the Fund's clear outperformers during this reporting period. Both Qualcomm and Ericsson are telecommunication equipment companies that have outperformed in a relatively weak market. Sirius, a subscription-based radio system that broadcasts digital-quality audio throughout the continental U.S. from orbiting satellites, was another great performer over this period.

Fund detractors of the last 12 months included a Taiwanese semiconductor manufacturer that suffered during the industry's sell-off. Another drag on performance was a Japanese mobile phone carrier, whose stock was hit hard when operating margins got squeezed in the company's attempts to gain market share earlier in the year. Rather than wait out the stock's recovery, we recognized our miscalculation and sold the position.

During this period we also began building several positions, including oil service companies Transocean, Inc. and Technip S.A., both of which should benefit from a rebound in oil exploration spurred by the hike in energy prices. Another acquisition, Toyota Motor Corporation, was a play within our mass affluence investment theme.

We are not confined to a particular country or region nor are we compelled to replicate an index. Our mandate is to invest in well-managed companies with strong competitive positions and high product demand, wherever we may find them.

Sincerely,


William L. Wilby
Co-Portfolio Manager


Rajeev Bhaman
Co-Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                                   Global Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Global Series vs. Morgan Stanley
Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Global Series $24,042

                               DATE            VALUE
                               ----            -----
                             9/30/1994        9,425.00
                            12/31/1994        9,650.65
                             3/31/1995        9,528.49
                             6/30/1995        9,735.22
                             9/30/1995       10,280.24
                            12/31/1995       10,651.32
                             3/31/1996       11,333.47
                             6/30/1996       11,947.41
                             9/30/1996       12,103.33
                            12/31/1996       12,468.84
                             3/31/1997       12,769.30
                             6/30/1997       14,056.96
                             9/30/1997       14,550.56
                            12/31/1997       13,330.32
                             3/31/1998       15,370.20
                             6/30/1998       15,038.12
                             9/30/1998       13,318.47
                            12/31/1998       15,890.04
                             3/31/1999       16,184.30
                             6/30/1999       17,617.21
                             9/30/1999       17,898.68
                            12/31/1999       24,601.67
                             3/31/2000       27,894.92
                             6/30/2000       26,876.25
                             9/30/2000       26,318.07
                            12/31/2000       25,353.66
                             3/31/2001       21,711.99
                             6/30/2001       23,248.05
                             9/30/2001       19,054.08
                            12/31/2001       22,005.39
                             3/31/2002       22,316.06
                             6/30/2002       20,210.44
                             9/30/2002       16,378.91
                            12/31/2002       16,689.58
                             3/31/2003       15,291.59
                             6/30/2003       18,467.27
                             9/30/2003       20,158.66
                            12/31/2003       23,627.75
                             3/31/2004       24,594.26
                             6/30/2004       24,283.60
                             9/30/2004       24,041.97

MSCI World Index $20,118

                               DATE            VALUE
                               ----            -----
                            9/30/1904       $10,000.00
                           12/31/1994         9,939.08
                            3/31/1995        10,417.85
                            6/30/1995        10,875.19
                            9/30/1995        11,495.96
                           12/31/1995        12,055.90
                            3/31/1996        12,561.40
                            6/30/1996        12,938.90
                            9/30/1996        13,125.85
                           12/31/1996        13,742.72
                            3/31/1997        13,797.30
                            6/30/1997        15,890.05
                            9/30/1997        16,360.92
                           12/31/1997        15,973.55
                            3/31/1998        18,277.59
                            6/30/1998        18,665.34
                            9/30/1998        16,444.02
                           12/31/1998        19,933.83
                            3/31/1999        20,661.51
                            6/30/1999        21,666.50
                            9/30/1999        21,362.04
                           12/31/1999        24,985.35
                            3/31/2000        25,256.80
                            6/30/2000        24,378.40
                            9/30/2000        23,171.27
                           12/31/2000        21,754.67
                            3/31/2001        18,975.02
                            6/30/2001        19,502.15
                            9/30/2001        16,712.24
                           12/31/2001        18,160.44
                            3/31/2002        18,237.62
                            6/30/2002        16,596.61
                            9/30/2002        13,558.72
                           12/31/2002        14,608.48
                            3/31/2003        13,886.05
                            6/30/2003        16,280.49
                            9/30/2003        17,083.38
                           12/31/2003        19,519.62
                            3/31/2004        20,113.52
                            6/30/2004        20,216.26
                            9/30/2004        20,118.37

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1994, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                          16.44%
-------------------------------------------------------
Consumer Staples                                 9.77
-------------------------------------------------------
Energy                                           7.19
-------------------------------------------------------
Financials                                      18.12
-------------------------------------------------------
Health Care                                     14.15
-------------------------------------------------------
Industrials                                      4.99
-------------------------------------------------------
Information Technology                          15.95
-------------------------------------------------------
Materials                                        1.48
-------------------------------------------------------
Telecommunication Services                       8.22
-------------------------------------------------------
Utilities                                        0.90
-------------------------------------------------------
Cash & other assets, less liabilities            2.79
-------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04                                                    Since
                                 1 Year       5 Years     10  Years    Inception
--------------------------------------------------------------------------------
A Shares                         19.26%        6.09%        9.16%         N/A
--------------------------------------------------------------------------------
A Shares with sales charge       12.41%        4.84%        8.52%         N/A
--------------------------------------------------------------------------------
B Shares                         18.30%        5.66%        8.39%         N/A
--------------------------------------------------------------------------------
B Shares with CDSC               14.30%        5.66%        8.39%         N/A
--------------------------------------------------------------------------------
C Shares                         18.35%        5.23%         N/A         6.30%
                                                                       (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC               18.35%        5.23%         N/A         6.30%
                                                                       (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending       Expenses Paid
                            Account Value   Account Value      During
                              04-01-04       09-30-04(1)      Period(2)
-------------------------------------------------------------------------
 Global Series - Class A
     Actual                  $1,000.00        $  977.50        $ 8.75
     Hypothetical             1,000.00         1,016.29          8.92
-------------------------------------------------------------------------
 Global Series - Class B
     Actual                   1,000.00           972.90         12.40
     Hypothetical             1,000.00         1,012.57         12.65
-------------------------------------------------------------------------
 Global Series - Class C
     Actual                   1,000.00           973.50         12.40
     Hypothetical             1,000.00         1,012.57         12.65
-------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -2.25%, -2.71% and -2.65%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.76%, 2.50% and 2.50% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                                   Global Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                   Principal
                                                   Amount or
                                                     Number           Market
                                                   of Shares           Value
--------------------------------------------------------------------------------

Foreign Bond - 0.0%

India - 0.0%
Hindustan Lever, Ltd., 9.00% - 2005(1)             1,036,800       $      1,379
                                                                   ------------
Total foreign bond
   (cost $15,941)                                                         1,379
                                                                   ------------

Common Stocks - 95.9%

Australia - 0.5%
Australia & New Zealand Banking
   Group,  Ltd.                                       41,181            567,349
Leighton Holdings Ltd.                                10,302             71,488
                                                                   ------------
                                                                        638,837
                                                                   ------------
Bermuda - 0.7%
Ace, Ltd.                                             24,540            983,072
                                                                   ------------
                                                                        983,072
                                                                   ------------
Brazil - 1.2%
Companhia de Bebidas das Americas
   ADR                                                27,357            612,797
Empresa Brasileira de
   Aeronautica S.A. ADR                               39,068          1,031,395
Tele Norte Leste Participacoes S.A.                        3                 40
                                                                   ------------
                                                                      1,644,232
                                                                   ------------
Canada - 2.1%
Alcan, Inc.                                              687             32,842
EnCana Corporation                                    16,008            738,072
Husky Energy, Inc.                                    52,280          1,271,938
Manulife Financial Corporation                        18,073            791,154
                                                                   ------------
                                                                      2,834,006
                                                                   ------------
Finland - 0.1%
Stora Enso Oyj (Cl.R)                                 11,580            156,480
                                                                   ------------
                                                                        156,480
                                                                   ------------
France - 7.2%
Alcatel S.A.*                                         51,860            606,099
Axa                                                    7,000            141,625
Carrefour  S.A.                                        9,040            425,192
Essilor International S.A.                             8,630            554,680
France Telecom S.A.                                   44,165          1,100,350
JC Decaux S.A.*                                       23,850            542,077
Sanofi-Aventis                                        34,635          2,512,204
Societe Generale                                      14,210          1,257,478
Societe Television Francaise(1)                       17,190            487,634
Technip S.A.                                           8,750          1,412,775
Total S.A.                                             2,825            575,419
                                                                   ------------
                                                                      9,615,533
                                                                   ------------
Germany - 2.9%
Allianz AG                                            10,646          1,072,199
BASF AG                                                2,992            176,327
Deutsche Post AG                                      10,780            209,266
MLP AG                                                16,949            272,395
Muenchener Rueckversicherungs-
   Gesellschaft AG                                       800             77,064
SAP AG                                                 8,549          1,328,294
Siemens AG                                             9,756            717,445
                                                                   ------------
                                                                      3,852,990
                                                                   ------------
Hong Kong - 2.8%
HSBC Holdings plc                                     91,600          1,456,569
Hong Kong & China Gas Company, Ltd.                  391,400            730,294
Hutchison Whampoa, Ltd.                               71,082            556,037
Television Broadcasts, Ltd.                          238,991          1,069,599
                                                                   ------------
                                                                      3,812,499
                                                                   ------------
India - 2.8%
Gail India, Ltd.                                      14,490             60,102
Hindustan Lever, Ltd.                                271,300            739,882
Icici Bank, Ltd. ADR                                  52,350            722,430
Infosys Technologies, Ltd.                            35,532          1,309,432
Oil & Natural Gas Corporation, Ltd.                    9,450            153,778
Zee Telefilms, Ltd.                                  229,600            758,928
                                                                   ------------
                                                                      3,744,552
                                                                   ------------
Ireland - 0.5%
Anglo Irish Bank Corporation plc                      38,300            707,821
                                                                   ------------
                                                                        707,821
                                                                   ------------
Israel - 0.3%
Teva Pharmaceutical Industries,
   Ltd. ADR                                           17,140            444,783
                                                                   ------------
                                                                        444,783
                                                                   ------------
Italy - 0.4%
Eni SpA                                               26,189            586,782
                                                                   ------------
                                                                        586,782
                                                                   ------------
Japan - 8.3%
Canon, Inc.                                           10,000            469,991
Chugai Pharmaceutical Company, Ltd.                   35,900            517,580
Credit Saison Company, Ltd.**                         23,700            728,966
JGC Corporation                                       23,000            233,934
KDDI Corporation                                         433          2,101,846
Keyence Corporation                                    2,400            504,759
Murata Manufacturing Company, Ltd.                    10,900            524,157
NEC Corporation                                       16,750            100,152
Nikon Corporation                                     61,114            575,569
Nippon Telegraph & Telephone
   Corporation                                            29            115,511
Resona Holdings, Inc.*                               293,000            441,301
Seven-Eleven Japan Company, Ltd.                      17,000            485,869
Sharp Corporation                                     41,000            563,952
Shionogi & Company, Ltd.                              62,000            888,246
Shiseido Company, Ltd.                                34,000            418,001
Sony Corporation                                       3,300            112,580
Toyota Motor Corporation                              34,300          1,313,306
Trend Micro, Inc.                                     17,000            731,116
Yahoo Japan Corporation*                                  39            173,388
Yahoo Japan Corporation
   (Deferred Settlement)*                                 39            171,973
                                                                   ------------
                                                                     11,172,197
                                                                   ------------
Korea - 1.8%
Hyundai Heavy Industries Company, Ltd.                17,369            467,598
SK Telecom Company, Ltd.                               2,040            310,916
SK Telecom Company, Ltd. ADR                          19,700            383,165
Samsung Electronics Company, Ltd.                      3,165          1,258,854
                                                                   ------------
                                                                      2,420,533
                                                                   ------------

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                                   Global Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number          Market
                                                    of Shares         Value
--------------------------------------------------------------------------------

Common Stocks (continued)

Mexico - 1.7%
Fomento Economico Mexicano,
   S.A. de C.V.                                      138,400       $    610,526
Grupo Modelo, S.A. de C.V. (Cl.C)                    191,700            465,695
Grupo Televisa S.A. ADR                               20,664          1,089,613
Telefonos de Mexico S.A.
   de C.V. ADR                                         5,050            162,963
                                                                   ------------
                                                                      2,328,797
                                                                   ------------
Netherlands - 2.5%
ABN Amro Holding N.V.                                 56,400          1,281,192
Aegon N.V.                                            81,987            883,866
ING Groep N.V.                                         7,442            187,817
Koninklijke (Royal) Philips Electronics N.V.           7,980            182,762
Unilever N.V.                                          3,256            187,316
Wolters Kluwer N.V.                                   36,028            606,319
                                                                   ------------
                                                                      3,329,272
                                                                   ------------
Norway - 0.5%
Tandberg ASA                                          70,900            639,854
                                                                   ------------
                                                                        639,854
                                                                   ------------
Portugal - 0.2%
Electricidade de Portugal S.A.                        68,100            198,763
                                                                   ------------
                                                                        198,763
                                                                   ------------
Singapore - 0.6%
Singapore Press Holdings, Ltd.                       291,848            821,668
                                                                   ------------
                                                                        821,668
                                                                   ------------
Spain - 0.9%
Amadeus Global Travel Distribution S.A.               71,572            566,245
Antena 3 de Television S.A.*                              62              3,690
Endesa S.A.                                            6,580            125,282
Iberdrola S.A.                                         7,680            159,294
Telefonica S.A.                                       19,203            287,394
                                                                   ------------
                                                                      1,141,905
                                                                   ------------
Sweden - 4.2%
Hennes & Mauritz AB (Cl.B)                            98,500          2,712,735
Telefonaktiebolaget LM Ericsson (Cl.B)*              927,600          2,879,558
                                                                   ------------
                                                                      5,592,293
                                                                   ------------
Switzerland - 2.1%
Nestle S.A.                                              882            202,012
Novartis AG                                           19,945            929,606
Roche Holding AG                                      15,604          1,612,009
Swiss Re                                               2,137            122,963
                                                                   ------------
                                                                      2,866,590
                                                                   ------------
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing
   Company, Ltd. ADR                                 138,387            988,083
                                                                   ------------
                                                                        988,083
                                                                   ------------
United Kingdom - 14.3%
3i Group plc**                                        45,534            458,946
AstraZeneca plc                                       13,190            540,609
BAE Systems plc                                       54,185            220,613
BP plc ADR                                            20,167          1,160,207
Boots Group plc                                       48,462            563,436
Cable & Wireless plc*                                 41,750             73,849
Cadbury Schweppes plc                                164,540          1,264,664
Diageo plc                                            20,010            249,842
Dixons Group plc                                     446,693          1,380,194
Lloyds TSB Group plc                                  16,287            127,172
Pearson plc                                           97,400          1,041,638
Peninsular & Oriental Steam
   Navigation Company                                 29,370            139,244
Reckitt Benckiser plc                                 94,902          2,328,656
Reed Elsevier plc                                     73,355            644,450
Royal Bank of Scotland Group plc                      92,019          2,657,545
Shell Transport & Trading Company plc                 22,052            161,911
Smith & Nephew plc                                    88,400            812,618
Vodafone Group plc                                 2,059,090          4,936,981
WPP Group plc ADR                                     54,440            506,351
                                                                   ------------
                                                                     19,268,926
                                                                   ------------
United States - 36.6%
Advanced Micro Devices, Inc.*                         95,600          1,242,800
Affymetrix, Inc.*                                     20,700            635,697
Altera Corporation*                                    6,600            129,162
Amazon.com, Inc.*                                     13,800            563,868
American Express Company                              20,900          1,075,514
Amgen, Inc.*                                          23,500          1,331,980
Applera Corporation - Applied
   Biosystems Group                                   24,200            456,654
BEA Systems, Inc.*                                    71,200            491,992
Berkshire Hathaway, Inc. (Cl.B)*                         350          1,004,850
Boeing Company                                        14,000            722,680
Burlington Resources, Inc.                            16,400            669,120
Cadence Design Systems, Inc.*                         44,964            586,330
Charles Schwab Corporation                            44,400            408,036
ChevronTexaco Corporation                             23,166          1,242,624
Circuit City Stores, Inc.                             63,371            972,111
Cisco Systems, Inc.*                                  46,000            832,600
Citigroup, Inc.                                        9,966            439,700
Coach, Inc.*                                           8,100            343,602
Commerce Bancorp, Inc.                                 4,400            242,880
Corning, Inc.*                                        62,500            692,500
Electronic Arts, Inc.*                                 3,828            176,050
Eli Lilly & Company                                    8,000            480,400
Everest Re Group, Ltd.                                 6,200            460,846
Express Scripts, Inc.*                                 8,200            535,788
Gap, Inc.                                             26,200            489,940
Genentech, Inc.*                                      12,900            676,218
Genzyme Corporation*                                  12,200            663,802
Gilead Sciences, Inc.*                                35,000          1,308,300
Gillette Company                                      25,700          1,072,718
GlobalSantaFe Corporation                             44,900          1,376,185
Human Genome Sciences, Inc.*                          15,300            166,923
IMS Health, Inc.                                      26,400            631,488
International Business Machines
   Corporation                                        15,767          1,351,863
International Game Technology                         28,500          1,024,575
J.P. Morgan Chase & Company                           61,769          2,454,082
JDS Uniphase Corporation*                            226,000            761,620
Juniper Networks, Inc.*                               20,800            490,880
Lockheed Martin Corporation                           11,700            652,626
MBNA Corporation                                      48,300          1,217,160
Millennium Pharmaceuticals, Inc.*                     14,500            198,795
National Semiconductor Corporation*                   52,000            805,480
Nektar Therapeutics*                                   3,000             43,440

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                   Principal
                                                   Amount or
                                                     Number           Market
                                                   of Shares          Value
--------------------------------------------------------------------------------

Common Stocks (continued)

United States (continued)
Nektar Therapeutics*(2)                               10,308       $    119,412
Northern Trust Corporation                             9,600            391,680
Northrop Grumman Corporation                          12,400            661,292
Novell, Inc.*                                         94,400            595,664
Pfizer, Inc.                                          33,038          1,010,963
Qualcomm, Inc.                                        34,540          1,348,442
Quest Diagnostics, Inc.                               13,700          1,208,614
RadioShack Corporation                                15,700            449,648
Raytheon Company                                      29,000          1,101,420
Red Hat, Inc.*                                        20,000            244,800
Schering-Plough Corporation                           38,600            735,716
Scientific Atlanta, Inc.                              15,800            409,536
Silicon Laboratories, Inc.*                            3,700            122,433
Sirius Satellite Radio, Inc.*                      1,240,796          3,970,547
Starbucks Corporation*                                16,800            763,728
Sun Microsystems, Inc.*                              175,300            708,212
Symantec Corporation*                                 15,700            861,616
Transocean, Inc.*                                     45,600          1,631,568
Veritas Software Corporation*                         15,600            277,680
Wachovia Corporation                                  29,908          1,404,181
                                                                   ------------
                                                                     49,141,031
                                                                   ------------
Total common stocks
   (cost $109,780,128)                                              128,931,499
                                                                   ------------

Preferred Stocks - 1.3%

Brazil - 0.7%
Tele Norte Leste Participacoes S.A.                   69,840            920,938
                                                                   ------------
                                                                        920,938
                                                                   ------------
Germany - 0.6%
Porsche AG                                             1,175            763,488
                                                                   ------------
                                                                        763,488
                                                                   ------------
Total preferred stocks
   (cost $1,725,126)                                                  1,684,426
                                                                   ------------

Repurchase Agreement - 2.4%

State Street, 0.50%, dated 9-30-04,
   matures 10-01-04; repurchase
   amount of $3,183,964 (Collateralized
   by FNMA, 1.875%, 02-15-05 with a
   value of $3,249,562)                           $3,183,963          3,183,963
                                                                   ------------
Total repurchase agreement
   (cost $3,183,963)                                                  3,183,963
                                                                   ------------
Total investments - 99.6%
     (cost $114,705,158)                                            133,801,267
Cash & other assets, less liabilities - 0.4%                            566,199
                                                                   ------------
Total net assets - 100.0%                                          $134,367,466
                                                                   ============

Investment Concentration

At September 30, 2004, Global Series' investment concentration by industry was as follows:

Aerospace & Defense                                                         0.2%
Air Freight & Logistics                                                     3.3%
Automobiles                                                                 1.5%
Beverages                                                                   2.4%
Biotechnology                                                               3.7%
Capital Markets                                                             0.9%
Chemicals                                                                   0.3%
Commercial Banks                                                            2.0%
Commercial Services & Supplies                                              0.4%
Communications Equipment                                                    6.1%
Computers & Peripherals                                                     1.5%
Construction & Engineering                                                  0.2%
Consumer Finance                                                            2.3%
Diversified Financial Services                                              8.8%
Diversified Telecommunications                                              4.0%
Electric Utilities                                                          0.4%
Electronic Equipment & Instruments                                          0.8%
Energy Equipment & Services                                                 1.1%
Food & Staples Retailing                                                    1.1%
Food Products                                                               0.3%
Gas Utilities                                                               0.5%
Health Care Equipment & Services                                            1.4%
Health Care Providers & Services                                            1.8%
Hotels, Restaurants & Leisure Products                                      1.8%
Household Durables                                                          2.6%
Household Products                                                          2.3%
Industrial Conglomerates                                                    0.5%
Insurance                                                                   4.1%
Internet & Catalog Retail                                                   0.4%
Internet Software & Services                                                1.2%
IT Services                                                                 1.0%
Leisure Equipment & Products                                                0.4%
Machinery                                                                   0.3%
Marine                                                                      0.1%
Media                                                                       8.6%
Oil & Gas                                                                   6.1%
Paper & Forest Products                                                     1.1%
Personal Products                                                           1.1%
Pharmaceuticals                                                             7.3%
Semiconductors & Semiconductor Equipment                                    2.4%
Software                                                                    3.0%
Specialty Retail                                                            1.1%
Textiles, Apparel & Luxury Goods                                            2.6%
Wireless Telecommunications                                                 4.2%
Repurchase agreement                                                        2.4%
Cash & other assets, less liabilities                                       0.4%
                                                                   ------------
                                                                          100.0%
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $116,271,272.

*     Non-income producing security

**    Passive Foreign Investment Company

ADR (American Depositary Receipt)

plc (public limited company)

(1) Principal amount on foreign bond is reflected in local currency (e.g. Indian Rupee) while market value is reflected in U.S. dollars.

(2) Security is restricted. The total market value of restricted securities is $119,412 (cost $117,000), or 0.0% of total net assets. The acquisition date was August 5, 2004.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) ................................         $ 133,801,267
 Cash ...................................................               161,514
Cash denominated in a foreign currency,
   at value(2) ..........................................               154,854
Receivables:
   Fund shares sold .....................................                59,871
   Securities sold ......................................               563,845
   Interest .............................................                 3,027
   Dividends ............................................               156,340
Foreign taxes recoverable ...............................                14,400
Prepaid expenses ........................................                17,417
                                                                  -------------
Total assets ............................................           134,932,535
                                                                  -------------

Liabilities:
Payable for:
   Securities purchased .................................               128,347
   Fund shares redeemed .................................                99,669
   Management fees ......................................               108,363
   Transfer and administration fees .....................                47,856
   Professional fees ....................................                 7,513
   12b-1 distribution plan fees .........................               162,534
   Other ................................................                10,787
                                                                  -------------
Total liabilities .......................................               565,069
                                                                  -------------
Net Assets ..............................................         $ 134,367,466
                                                                  =============

Net assets consist of:
Paid in capital .........................................         $ 133,885,738
Accumulated net investment loss .........................              (315,022)
Accumulated undistributed net realized
   loss on sale of investments
   and foreign currency transactions ....................           (18,303,047)
Net unrealized appreciation in value of
   investments and translation of assets
   and liabilities in foreign currency ..................            19,099,797
                                                                  -------------
Net assets ..............................................         $ 134,367,466
                                                                  =============

Class A:
Capital shares outstanding ..............................             7,069,081
Net assets ..............................................         $  98,450,117
Net asset value and redemption price
   per share ............................................         $       13.93
                                                                  =============
Maximum offering price per share
(net asset value divided by 94.25%) .....................         $       14.78
                                                                  =============

Class B:
Capital shares outstanding ..............................             2,193,037
Net assets ..............................................         $  28,360,067
Net asset value, offering and redemption
   price per share (excluding applicable
   contingent deferred sales charge) ....................         $       12.93
                                                                  =============

Class C:
Capital shares outstanding ..............................               571,720
Net assets ..............................................         $   7,557,282
Net asset value, offering and redemption
   price per share (excluding applicable
   contingent deferred sales charge) ....................         $       13.22
                                                                  =============

(1) Investments, at cost ................................         $ 114,705,158
(2) Cash denominated in a foreign currency,
    at cost .............................................               150,746

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends ............................................         $   1,903,155
   Interest .............................................                19,313
                                                                  -------------
                                                                      1,922,468
   Less: Foreign tax expense ............................              (134,753)
                                                                  -------------
   Total investment income ..............................             1,787,715
                                                                  -------------

Expenses:
   Management fees ......................................             1,134,113
   Custodian fees .......................................                82,133
   Transfer agent/maintenance fees ......................               251,505
   Administration fees ..................................               174,941
   Directors' fees ......................................                 3,504
   Professional fees ....................................                38,568
   Reports to shareholders ..............................                15,520
   Registration fees ....................................                46,905
   Other expenses .......................................                 4,213
   12b-1 distribution plan fees - Class A ...............               203,110
   12b-1 distribution plan fees - Class B ...............               243,589
   12b-1 distribution plan fees - Class C ...............                78,082
                                                                  -------------
   Total expenses .......................................             2,276,183
   Less: Earnings credits ...............................                  (921)
                                                                  -------------
   Net expenses .........................................             2,275,262
                                                                  -------------
   Net investment loss ..................................              (487,547)
                                                                  -------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on
   Investments ..........................................             4,102,643
   Foreign currency transactions ........................               (87,256)
                                                                  -------------
     Net realized gain ..................................             4,015,387
                                                                  -------------

Net change in unrealized appreciation
   (depreciation) during the period on
   Investments ..........................................            13,437,501
   Translation of assets and liabilities
   denominated in foreign currencies ....................                (3,102)
                                                                  -------------
   Net unrealized appreciation ..........................            13,434,399
                                                                  -------------
   Net gain .............................................            17,449,786
                                                                  -------------
   Net increase in net assets
     resulting from operations ..........................         $  16,962,239
                                                                  =============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Year Ended            Year Ended
                                                                                            September 30, 2004    September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss .................................................................        $    (487,547)        $    (219,964)
   Net realized gain (loss) during the period on investments
     and foreign currency transactions .................................................            4,015,387            (8,868,831)
   Net change in unrealized appreciation during the period on
     investments and translation of assets and liabilities in foreign currencies .......           13,434,399            22,337,055
                                                                                                -------------         -------------
   Net increase in net assets resulting from operations ................................           16,962,239            13,248,260
                                                                                                -------------         -------------

Capital share transactions:
   Proceeds from sale of shares
     Class A ...........................................................................           62,153,125           170,505,008
     Class B ...........................................................................           13,008,655             2,446,819
     Class C ...........................................................................            2,011,154             1,296,276
   Issuance of shares in connection with international Series Merger (Note 8)
     Class A ...........................................................................            4,450,969                    --
     Class B ...........................................................................            2,248,383                    --
     Class C ...........................................................................            2,646,183                    --
   Cost of shares redeemed
     Class A ...........................................................................          (22,537,310)         (187,958,287)
     Class B ...........................................................................           (7,327,595)           (8,037,983)
     Class C ...........................................................................           (3,745,740)             (993,174)
                                                                                                -------------         -------------
   Net increase (decrease) from capital share transactions .............................           52,907,824           (22,741,341)
                                                                                                -------------         -------------
   Net increase (decrease) in net assets ...............................................           69,870,063            (9,493,081)
                                                                                                -------------         -------------

Net assets:
   Beginning of period .................................................................           64,497,403            73,990,484
                                                                                                -------------         -------------
   End of period .......................................................................        $ 134,367,466         $  64,497,403
                                                                                                =============         =============

   Accumulated net investment loss at end of period ....................................        $    (315,022)        $    (277,637)
                                                                                                =============         =============

Capital Share Activity:
   Shares sold
     Class A ...........................................................................            4,739,362            17,102,956
     Class B ...........................................................................            1,072,788               259,359
     Class C ...........................................................................              162,899               135,732
   Shares issued in connection with International Series merger
     Class A ...........................................................................              366,909                    --
     Class B ...........................................................................              198,022                    --
     Class C ...........................................................................              228,231                    --
   Shares redeemed
     Class A ...........................................................................           (1,693,741)          (18,807,897)
     Class B ...........................................................................             (584,090)             (891,673)
     Class C ...........................................................................             (296,232)             (104,715)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended
                                                                                                                     September 30,
Class A                                                       2004(h)           2003    2002(e),(g)           2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $    11.68     $     9.49     $    11.04     $    18.86      $    13.99
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                 (0.03)         (0.03)         (0.05)         (0.08)          (0.11)
Net gain (loss) on securities (realized and unrealized)          2.28           2.22          (1.50)         (4.33)           6.47
                                                           -----------------------------------------------------------------------
Total from investment operations                                 2.25           2.19          (1.55)         (4.41)           6.36
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                               --             --             --             --              --
Distributions from realized gains                                  --             --             --          (3.41)          (1.49)
                                                           -----------------------------------------------------------------------
Total distributions                                                --             --             --          (3.41)          (1.49)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    13.93     $    11.68     $     9.49     $    11.04      $    18.86
                                                           =======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 19.26%         23.08%        (14.04%)       (27.60%)         47.04%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $   98,450     $   42,711     $   50,893     $   48,089      $   60,909
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                    (0.20%)        (0.26%)        (0.46%)        (0.57%)         (0.62%)
Total expenses                                                   1.79%          2.00%          1.85%          1.90%           1.92%
Gross expenses(b)                                                1.79%          2.00%          1.85%          1.90%           1.92%
Net expenses(d)                                                  1.79%          2.00%          1.85%          1.90%           1.92%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            25%            62%            36%            38%             92%

                                                                                                                       Year Ended
                                                                                                                     September 30,
Class B                                                       2004(h)           2003    2002(e),(g)           2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $    10.93     $     8.89     $    10.38     $    18.00      $    13.45
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                 (0.13)         (0.04)         (0.10)         (0.14)          (0.17)
Net gain (loss) on securities (realized and unrealized)          2.13           2.08          (1.39)         (4.07)           6.21
                                                           -----------------------------------------------------------------------
Total from investment operations                                 2.00           2.04          (1.49)         (4.21)           6.04
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                               --             --             --             --              --
Distributions from realized gains                                  --             --             --          (3.41)          (1.49)
                                                           -----------------------------------------------------------------------
Total distributions                                                --             --             --          (3.41)          (1.49)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    12.93     $    10.93     $     8.89     $    10.38      $    18.00
                                                           =======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 18.30%         22.95%        (14.35%)       (27.86%)         46.53%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $   28,360     $   16,461     $   19,021     $   23,533      $   30,951
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                    (1.00%)        (0.42%)        (0.89%)        (1.07%)         (0.96%)
Total expenses                                                   2.54%          2.18%          2.28%          2.39%           2.29%
Gross expenses(b)                                                2.54%          2.18%          2.28%          2.39%           2.29%
Net expenses(d)                                                  2.54%          2.18%          2.28%          2.39%           2.29%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            25%            62%            36%            38%             92%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                                   Global Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended
                                                                                                                     September 30,
Class C                                                     2004(h)          2003   2002(e),(f),(g)          2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $   11.17     $    9.14         $   10.72     $   18.55        $   13.90
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.13)        (0.09)            (0.15)        (0.21)           (0.26)
Net gain (loss) on securities (realized and unrealized)        2.18          2.12             (1.43)        (4.21)            6.40
                                                          ------------------------------------------------------------------------
Total from investment operations                               2.05          2.03             (1.58)        (4.42)            6.14
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --                --            --               --
Distributions from realized gains                                --            --                --         (3.41)           (1.49)
                                                          ------------------------------------------------------------------------
Total distributions                                              --            --                --         (3.41)           (1.49)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   13.22     $   11.17         $    9.14     $   10.72        $   18.55
                                                          ========================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               18.35%        22.21%           (14.74%)      (28.20%)          45.67%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $   7,557     $   5,326         $   4,076     $   3,569        $   2,691
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.02%)       (0.96%)           (1.33%)       (1.57%)          (1.53%)
Total expenses                                                 2.54%         2.77%             2.74%         2.91%            2.92%
Gross expenses(b)                                              2.54%         2.77%             2.74%         2.91%            2.92%
Net expenses(d)                                                2.54%         2.77%             2.74%         2.91%            2.92%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          25%           62%               36%           38%              92%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(g) Effective May 1, 2002 the fee structure for Global Series changed. Per share information reflects this change.

(h) The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

                                       Advisor, Security Management Company, LLC

 [PHOTO OMITTED]

  Mark Mitchell
Portfolio Manager

To Our Shareholders:

Fiscal year 2004 was a normal year in many respects. Market returns were positive, but not as spectacular as in fiscal year 2003. The Large Cap Growth Series returned 4.27%(1) over the one-year period ended September 30, 2004, lagging the benchmark Russell 1000 Growth Index's return of 7.51% and the Fund's peer group median return of 6.92%. As in 2003, the market favored lower-quality, higher-beta stocks, and in that environment, the Fund tends to underperform. Although disappointing for this particular period, we believe that our approach delivers positive performance over the long term.

Our approach to managing Security Large Cap Growth Fund is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Fund, we apply this philosophy to a broad range of growth companies.

Industrials and Consumer Staples Stocks
are Top Performers

The Fund's industrial holdings were up 21% compared to 14% for the index. Positions in General Dynamics and Federal Express contributed positively to the Fund. General Dynamics benefited from a recovery in its aircraft business and strong defense spending. Federal Express had strong results driven by continued economic growth and business model efficiencies.

The Fund's consumer staples holdings performed well, appreciating 9% compared to 6% for the index. Avon Products benefited from continued operational execution, and CVS was strong due to a continued turnaround and the belief in its ability to add shareholder value through the acquisition of Eckerd.

Technology and Healthcare Disappointing

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Texas Instruments and Emulex had a negative impact on the Fund. Texas Instruments was down 17% as a result of an industry-wide slowdown and a corresponding inventory correction in semiconductors. Emulex experienced unexpected new competition that eroded part of its core business, thus reducing its future growth opportunities.

Overall, healthcare as a sector underperformed the index. Cardinal Health and Amgen both had a negative impact on the fund. Cardinal was down more than 18% as a result of the industry undergoing a significant change in how pharmaceutical manufacturers price and distribute their products. Amgen was down more than 12% due to fears about reimbursement for some of their key products.

2005 Market Outlook

Our outlook for the equity market continues to be guardedly optimistic. As in prior years, there are many potential positive and negative influences. We believe the most significant issue in 2005 will be a slowing profit cycle. In such an environment more normal equity returns are likely. Skilled stock picking versus owning the market index will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging(2) is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark Mitchell
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

(2) Dollar cost averaging does not assure profits or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Large Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Large Cap Growth Series vs.
Russell 1000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Large Cap Growth Series $5,523

                              DATE             VALUE
                              ----             -----
                            5/1/2000         9,425.00
                           6/30/2000         9,641.85
                           9/30/2000         9,151.74
                          12/31/2000         7,558.91
                           3/31/2001         6,314.80
                           6/30/2001         6,767.20
                           9/30/2001         5,655.04
                          12/31/2001         6,380.77
                           3/31/2002         6,164.00
                           6/30/2002         5,023.56
                           9/30/2002         4,335.53
                          12/31/2002         4,646.56
                           3/31/2003         4,618.28
                           6/30/2003         5,221.49
                           9/30/2003         5,296.89
                          12/31/2003         5,739.87
                           3/31/2004         5,739.87
                           6/30/2004         5,824.69
                           9/30/2004         5,523.09

Russell 1000 Growth Index $5,513

                              DATE             VALUE
                              ----             -----
                            5/1/2000       $10,000.00
                           6/30/2000        10,215.80
                           9/30/2000         9,665.85
                          12/31/2000         7,603.20
                           3/31/2001         6,014.12
                           6/30/2001         6,520.45
                           9/30/2001         5,254.83
                          12/31/2001         6,050.69
                           3/31/2002         5,894.05
                           6/30/2002         4,793.50
                           9/30/2002         4,072.29
                          12/31/2002         4,363.25
                           3/31/2003         4,316.46
                           6/30/2003         4,933.91
                           9/30/2003         5,127.23
                          12/31/2003         5,661.58
                           3/31/2004         5,705.90
                           6/30/2004         5,816.42
                           9/30/2004         5,512.78

                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth Series on May 1, 2000, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                          16.38%
-------------------------------------------------------
Consumer Staples                                10.97
-------------------------------------------------------
Energy                                           1.20
-------------------------------------------------------
Exchange Traded Funds                            3.00
-------------------------------------------------------
Financials                                       8.81
-------------------------------------------------------
Health Care                                     23.64
-------------------------------------------------------
Industrials                                     11.83
-------------------------------------------------------
Information Technology                          21.54
-------------------------------------------------------
Cash & other assets, less liabilities            2.63
-------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04                  1 Year              Since Inception
--------------------------------------------------------------------------------
A Shares                                4.27%             (11.39%) (5-1-00)
--------------------------------------------------------------------------------
A Shares with sales charge             (1.73%)            (12.57%) (5-1-00)
--------------------------------------------------------------------------------
B Shares                                3.67%             (12.12%) (5-1-00)
--------------------------------------------------------------------------------
B Shares with CDSC                     (0.33%)            (12.52%) (5-1-00)
--------------------------------------------------------------------------------
C Shares                                3.47%             (12.05%) (5-1-00)
--------------------------------------------------------------------------------
C Shares with CDSC                      3.47%             (12.05%) (5-1-00)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending      Expenses Paid
                            Account Value   Account Value     During
                              04-01-04       09-30-04(1)      Period(2)
------------------------------------------------------------------------
 Large Cap Growth
 Series - Class A
     Actual                  $1,000.00        $  962.20        $ 9.17
     Hypothetical             1,000.00         1,015.79          9.42
------------------------------------------------------------------------
 Large Cap Growth
 Series - Class B
     Actual                   1,000.00           959.30         12.56
     Hypothetical             1,000.00         1,012.32         12.90
------------------------------------------------------------------------
 Large Cap Growth
 Series - Class C
     Actual                   1,000.00           957.80         12.55
     Hypothetical             1,000.00         1,012.32         12.90
------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -3.78%, -4.07% and -4.22%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.86%, 2.55% and 2.55% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Large Cap Growth Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number          Market
                                                     of Shares         Value
-------------------------------------------------------------------------------

Common Stocks - 97.4%

Aerospace & Defense - 4.3%
General Dynamics Corporation                            3,700      $    377,770
United Technologies Corporation                         4,300           401,534
                                                                   ------------
                                                                        779,304
                                                                   ------------
Air Freight & Logistics - 2.1%
FedEx Corporation                                       4,500           385,605
                                                                   ------------
                                                                        385,605
                                                                   ------------
Airlines - 1.6%
Southwest Airlines Company                             20,700           281,934
                                                                   ------------
                                                                        281,934
                                                                   ------------
Biotechnology - 5.5%
Amgen, Inc.*                                           14,400           816,192
Chiron Corporation*                                     4,100           181,220
                                                                   ------------
                                                                        997,412
                                                                   ------------
Brewers - 2.0%
Anheuser-Busch Companies, Inc.                          7,200           359,640
                                                                   ------------
                                                                        359,640
                                                                   ------------
Broadcasting & Cable TV - 1.6%
Comcast Corporation*                                   10,200           288,048
                                                                   ------------
                                                                        288,048
                                                                   ------------
Communications Equipment - 3.5%
ADC Telecommunications, Inc.*                         112,500           203,625
Cisco Systems, Inc.*                                   23,400           423,540
                                                                   ------------
                                                                        627,165
                                                                   ------------
Computer Hardware - 2.9%
Dell, Inc.*                                            14,700           523,320
                                                                   ------------
                                                                        523,320
                                                                   ------------
Consumer Finance - 1.5%
MBNA Corporation                                       10,900           274,680
                                                                   ------------
                                                                        274,680
                                                                   ------------
Data Processing & Outsourced Services - 4.0%
First Data Corporation                                 16,500           717,750
                                                                   ------------
                                                                        717,750
                                                                   ------------
Department Stores - 1.8%
Kohl's Corporation*                                     6,750           325,283
                                                                   ------------
                                                                        325,283
                                                                   ------------
Drug Retail - 2.1%
CVS Corporation                                         9,000           379,170
                                                                   ------------
                                                                        379,170
                                                                   ------------
Exchange Traded Funds - 3.0%
iShares Russell 1000 Growth Index Fund                 12,000           543,360
                                                                   ------------
                                                                        543,360
                                                                   ------------
General Merchandise Stores - 1.7%
Target Corporation                                      6,600           298,650
                                                                   ------------
                                                                        298,650
                                                                   ------------
Health Care Equipment - 3.1%
Boston Scientific Corporation*                         14,200           564,166
                                                                   ------------
                                                                        564,166
                                                                   ------------
Home Improvement Retail - 4.5%
Home Depot, Inc.                                       11,800           462,560
Lowe's Companies, Inc.                                  6,600           358,710
                                                                   ------------
                                                                        821,270
                                                                   ------------
Hotels, Resorts & Cruise Lines - 1.4%
Carnival Corporation                                    5,500           260,095
                                                                   ------------
                                                                        260,095
                                                                   ------------
Hypermarkets & Supercenters - 3.8%
Wal-Mart Stores, Inc.                                  12,500           665,000
                                                                   ------------
                                                                        665,000
                                                                   ------------
Industrial Conglomerates - 3.8%
3M Company                                              1,500           119,955
General Electric Company                               17,100           574,218
                                                                   ------------
                                                                        694,173
                                                                   ------------
Internet Retail - 1.0%
eBay, Inc.*                                             1,900           174,686
                                                                   ------------
                                                                        174,686
                                                                   ------------
Investment Banking & Brokerage - 1.1%
Goldman Sachs Group, Inc.                               2,200           205,128
                                                                   ------------
                                                                        205,128
                                                                   ------------
Managed Health Care - 2.0%
UnitedHealth Group, Inc.                                4,900           361,326
                                                                   ------------
                                                                        361,326
                                                                   ------------
Motorcycle Manufacturers - 1.1%
Harley-Davidson, Inc.                                   3,200           190,208
                                                                   ------------
                                                                        190,208
                                                                   ------------
Movies & Entertainment - 3.4%
Viacom, Inc. (Cl.B)                                    18,100           607,436
                                                                   ------------
                                                                        607,436
                                                                   ------------
Multi-Line Insurance - 3.7%
American International Group, Inc.                      9,900           673,101
                                                                   ------------
                                                                        673,101
                                                                   ------------
Oil & Gas Equipment & Services - 1.2%
BJ Services Company                                     3,000           157,230
Halliburton Company                                     1,800            60,642
                                                                   ------------
                                                                        217,872
                                                                   ------------
Other Diversified Financial Services - 2.4%
Citigroup, Inc.                                        10,000           441,200
                                                                   ------------
                                                                        441,200
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Principal
                                                     Amount or
                                                      Number          Market
                                                     of Shares         Value
-------------------------------------------------------------------------------

Common Stocks (continued)

Pharmaceuticals - 13.0%
Eli Lilly & Company                                     2,400      $    144,120
Johnson & Johnson                                      10,600           597,098
Merck & Company, Inc.                                   4,100           135,300
Pfizer, Inc.                                           42,000         1,285,200
Wyeth                                                   5,200           194,480
                                                                   ------------
                                                                      2,356,198
                                                                   ------------
Semiconductor Equipment - 0.5%
Applied Materials, Inc.*                                5,800            95,642
                                                                   ------------
                                                                         95,642
                                                                   ------------
Semiconductors - 2.9%
Analog Devices, Inc.                                    1,400            54,292
Applied Micro Circuits Corporation*                    14,500            45,385
Intel Corporation                                      20,800           417,248
                                                                   ------------
                                                                        516,925
                                                                   ------------
Soft Drinks - 3.2%
Cott Corporation*                                       3,500           100,940
PepsiCo, Inc.                                           9,900           481,635
                                                                   ------------
                                                                        582,575
                                                                   ------------
Systems Software - 7.8%
Microsoft Corporation                                  32,100           887,565
Oracle Corporation*                                    31,900           359,832
Veritas Software Corporation*                           9,600           170,880
                                                                   ------------
                                                                      1,418,277
                                                                   ------------
Total common stocks
   (cost $17,188,460)                                                17,626,599
                                                                   ------------

Repurchase Agreement - 6.5%

State Street, 0.50%, dated 9-30-04,
   matures 10-01-04; repurchase amount
   of $1,172,650 (Collateralized by
   FHLB 1.875%, 02-15-05 with a
   value of $1,196,680)                           $ 1,172,634         1,172,634
                                                                   ------------
Total repurchase agreement
   (cost $1,172,634) - 6.5%                                           1,172,634
                                                                   ------------
Total investments (cost $18,361,094) - 103.9%                        18,799,233
Liabilities, less cash & other assets - (3.9%)                         (696,898)
                                                                   ------------
Total net assets - 100.0%                                          $ 18,102,335
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $18,643,515.

*     Non-income producing security

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) ................................          $ 18,799,233
Receivables:
   Fund shares sold .....................................                 6,085
   Securities sold ......................................                82,268
   Dividends ............................................                 6,328
Prepaid expenses ........................................                15,549
                                                                   ------------
Total assets ............................................            18,909,463
                                                                   ------------

Liabilities:
Cash overdraft ..........................................                    17
Payable for:
   Securities purchased .................................               673,058
   Fund shares redeemed .................................                20,568
   Management fees ......................................                11,164
   Custodian fees .......................................                   506
   Transfer and administration fees .....................                19,608
   Professional fees ....................................                 7,325
   12b-1 distribution plan fees .........................                72,945
   Other ................................................                 1,937
                                                                   ------------
Total liabilities .......................................               807,128
                                                                   ------------
Net Assets ..............................................          $ 18,102,335
                                                                   ============

Net assets consist of:
Paid in capital .........................................          $ 20,345,442
Accumulated undistributed net investment
   income ...............................................                    --
Accumulated undistributed net realized
   loss on sale of investments ..........................            (2,681,246)
Net unrealized appreciation in value
   of investments .......................................               438,139
                                                                   ------------
Net assets ..............................................          $ 18,102,335
                                                                   ============

Class A:
Capital shares outstanding ..............................             1,955,034
Net assets ..............................................          $ 11,455,236
Net asset value and redemption price
   per share ............................................          $       5.86
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..................          $       6.22
                                                                   ============

Class B:
Capital shares outstanding ..............................               630,283
Net assets ..............................................          $  3,559,241
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ....................          $       5.65
                                                                   ============

Class C:
Capital shares outstanding ..............................               544,307
Net assets ..............................................          $  3,087,858
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ....................          $       5.67
                                                                   ============

(1) Investments, at cost ................................          $ 18,361,094

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends ............................................          $    266,177
   Interest .............................................                 2,122
                                                                   ------------
   Total investment income ..............................               268,299
                                                                   ------------

Expenses:
   Management fees ......................................               262,722
   Custodian fees .......................................                 7,503
   Transfer agent/maintenance fees ......................               119,966
   Administration fees ..................................                25,529
   Directors' fees ......................................                   912
   Professional fees ....................................                 9,186
   Reports to shareholders ..............................                 2,818
   Registration fees ....................................                28,110
   Other expenses .......................................                 1,789
   12b-1 distribution plan fees - Class A ...............                39,926
   12b-1 distribution plan fees - Class B ...............                67,969
   12b-1 distribution plan fees - Class C ...............                35,048
                                                                   ------------
   Total expenses .......................................               601,478
   Less: Expenses waived ................................               (43,011)
         Earnings credits ...............................                  (871)
                                                                   ------------
Net expenses ............................................               557,596
                                                                   ------------
Net investment loss .....................................              (289,297)
                                                                   ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain during the period on
   Investments ..........................................             1,338,820
                                                                   ------------
     Net realized gain ..................................             1,338,820
                                                                   ------------

Net change in unrealized depreciation
   during the period on
   Investments ..........................................              (146,746)
                                                                   ------------
   Net unrealized depreciation ..........................              (146,746)
                                                                   ------------
   Net gain .............................................             1,192,074
                                                                   ------------
   Net increase in net assets
     resulting from operations ..........................          $    902,777
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (decrease) in net assets from operations:
   Net investment loss .........................................................             $   (289,297)             $   (183,113)
   Net realized gain (loss) during the period on investments ...................                1,338,820                (2,266,684)
   Net change in unrealized appreciation (depreciation)
     during the period on investments ..........................................                 (146,746)                5,276,183
                                                                                             ------------              ------------
   Net increase in net assets resulting from operations ........................                  902,777                 2,826,386
                                                                                             ------------              ------------

Capital share transactions:
   Proceeds from sale of shares
     Class A ...................................................................               11,629,566                 9,276,514
     Class B ...................................................................                2,089,630                 5,959,453
     Class C ...................................................................                  906,174                   790,028
   Cost of shares redeemed
     Class A ...................................................................              (16,966,073)               (4,326,342)
     Class B ...................................................................               (5,250,568)               (1,646,003)
     Class C ...................................................................               (1,376,326)                 (451,972)
                                                                                             ------------              ------------
   Net increase (decrease) from capital share transactions .....................               (8,967,597)                9,601,678
                                                                                             ------------              ------------
   Net increase (decrease) in net assets .......................................               (8,064,820)               12,428,064
                                                                                             ------------              ------------

Net assets:
   Beginning of period .........................................................               26,167,155                13,739,091
                                                                                             ------------              ------------
   End of period ...............................................................             $ 18,102,335              $ 26,167,155
                                                                                             ============              ============

   Accumulated net investment income at end of period ..........................             $         --              $         --
                                                                                             ============              ============

Capital Share Activity:
   Shares sold
     Class A ...................................................................                1,956,772                 1,662,989
     Class B ...................................................................                  358,069                 1,088,511
     Class C ...................................................................                  153,643                   152,477
   Shares redeemed
     Class A ...................................................................               (2,880,964)                 (793,945)
     Class B ...................................................................                 (930,168)                 (319,346)
     Class C ...................................................................                 (235,580)                  (89,726)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                          LargeCap Growth Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                      Year Ended
                                                                                                                    September 30,
Class A                                                         2004           2003           2002          2001          2000(d)
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $     5.62     $     4.60     $     6.00    $     9.71       $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                (0.05)         (0.04)         (0.05)        (0.08)           (0.05)
Net gain (loss) on securities (realized and unrealized)         0.29           1.06          (1.35)        (3.63)           (0.24)
                                                          -----------------------------------------------------------------------
Total from investment operations                                0.24           1.02          (1.40)        (3.71)           (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                              --             --             --            --               --
Distributions from realized gains                                 --             --             --            --               --
                                                          -----------------------------------------------------------------------
Total distributions                                               --             --             --            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     5.86     $     5.62     $     4.60    $     6.00       $     9.71
                                                          =======================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 4.27%         22.17%        (22.33%)      (38.21%)          (2.90%)
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $   11,455     $   16,179     $    9,243    $    2,436       $    2,405
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   (0.81%)        (0.71%)        (1.00%)       (1.10%)          (1.25%)
Total expenses                                                  1.84%          1.83%          1.99%         2.00%            1.92%
Gross expenses(b)                                               2.00%          1.83%          1.99%         2.15%            1.92%
Net expenses(e)                                                 1.83%          1.83%          1.99%         1.99%            1.85%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           44%            39%            12%            6%               5%

                                                                                                                      Year Ended
                                                                                                                    September 30,
Class B                                                         2004           2003           2002          2001          2000(d)
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $     5.45     $     4.50     $     5.92    $     9.65       $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                (0.09)         (0.07)         (0.11)        (0.14)           (0.08)
Net gain (loss) on securities (realized and unrealized)         0.29           1.02          (1.31)        (3.59)           (0.27)
                                                          -----------------------------------------------------------------------
Total from investment operations                                0.20           0.95          (1.42)        (3.73)           (0.35)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                              --             --             --            --               --
Distributions from realized gains                                 --             --             --            --               --
                                                          -----------------------------------------------------------------------
Total distributions                                               --             --             --            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     5.65     $     5.45     $     4.50    $     5.92       $     9.65
                                                          =======================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 3.67%         21.11%        (23.99%)      (38.65%)          (3.50%)
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $    3,559     $    6,557     $    1,949    $    1,955       $    2,039
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   (1.55%)        (1.49%)        (1.88%)       (1.85%)          (2.02%)
Total expenses                                                  2.56%          2.59%          2.82%         2.75%            2.68%
Gross expenses(b)                                               2.72%          2.59%          2.82%         2.92%            2.68%
Net expenses(e)                                                 2.56%          2.59%          2.82%         2.75%            2.61%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           44%            39%            12%            6%               5%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Large Cap Growth Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                 Year Ended
                                                                                                               September 30,
Class C                                                        2004          2003       2002(f)          2001        2000(d)
----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $    5.48     $    4.52     $    5.93     $    9.65     $   10.00
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.09)        (0.07)        (0.11)        (0.13)        (0.08)
Net gain (loss) on securities (realized and unrealized)        0.28          1.03         (1.30)        (3.59)        (0.27)
                                                          -----------------------------------------------------------------
Total from investment operations                               0.19          0.96         (1.41)        (3.72)        (0.35)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --            --
Distributions from realized gains                                --            --            --            --            --
                                                          -----------------------------------------------------------------
Total distributions                                              --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    5.67     $    5.48     $    4.52     $    5.93     $    9.65
                                                          =================================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                3.47%        21.24%       (23.78%)      (38.55%)       (3.50%)
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $   3,088     $   3,432     $   2,547     $   2,577     $   2,102
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.58%)       (1.44%)       (1.88%)       (1.85%)       (2.00%)
Total expenses                                                 2.61%         2.58%         2.82%         2.75%         2.66%
Gross expenses(b)                                              2.77%         2.58%         2.82%         2.92%         2.66%
Net expenses(e)                                                2.61%         2.58%         2.82%         2.75%         2.60%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          44%           39%           12%            6%            5%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Security Large Cap Growth Series was initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(e) Net expense information reflects expense ratios after expense reductions or fee waivers and reduction to custodian expenses.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002. See accompanying notes.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                            Mid Cap Value Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

                                       Advisor, Security Management Company, LLC

     [PHOTO OMITTED]

     James P. Schier
Senior Portfolio Manager

To Our Shareholders:

The year ended September 30, 2004 was another solid year for the Mid Cap Value Series. The Fund gained 25.59%(1) versus a gain of 23.43% for the S&P Mid Cap Value Index for the 12-month period ended September 30, 2004.

Our strategy for the Mid Cap Value Series is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the better part of the improvements in profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For the Fund, we target securities generally priced at or below a market multiple that we believe are able to increase their return on capital over time.

Materials, Energy, and Consumer Discretionary Stocks are Top Performers

Stock selection in the materials sector advanced 58% with the Fund overweight the index in this sector. Potash, Phelps Dodge, Arch Coal and USEC each gained more than 60% as tightening supply conditions helped all of these companies. In May, we took advantage of the weakness in this sector, caused by fears of a slowing Chinese economy, to add to positions in Phelps Dodge and to initiate a position in Inco. Very tight supply conditions in copper and energy, combined with limited new supply should benefit these companies extremely well in a low positive growth environment.

With a 15.7% weight in this sector, almost twice the benchmark, our energy names gained approximately 50%. Given oil's accelerating strength due to the hurricanes, political disruptions and strategic inventory building, we have reduced the Fund exposure to 11%.

Besides materials and energy, the consumer discretionary holdings gained 39%. Coldwater Creek advanced 252% during the year as this apparel company's catalog continues to be well received by the market and the company adds a store base.

Healthcare and Capital Goods Disappoint

In healthcare, the Fund's holdings declined 23% in value with one stock accounting for the damage. Hollis-Eden Pharmaceuticals fell approximately 55% on profit taking after other companies announced new therapeutic agents targeting some of the company's areas of focus.

Stock selection in capital goods was also sub par as the Fund's holdings in this sector gained only 11%. Quanta Services, a company that provides maintenance and infrastructure build-out services to the electric, phone and cable industries, declined 27%. Capstone Turbine declined 26% as the market has been slow to respond to the company's new micro turbine products. And finally, Stonepath, a freight logistics company, declined 64% on news that the company will be restating financials from prior years. We believe the weakness is temporary in nature for all three holdings.

Muted Outlook for 2005

With 2004 being the second up year in the market, the equity market is not offering compelling opportunities and sectors lack dramatic mispricing. Our proprietary valuation work continues to suggest there are better opportunities in smaller capitalization names, however, the valuation discounts are less than they were five to seven years ago. Growth names appear to offer slightly better opportunity than value names, but equity valuations are not cheap. Profit margins are high, and there is little opportunity for expanding earnings growth. New issuances and secondary offerings have been abundant this past year, and it is discomforting to find corporations so eager to sell stock.

>From a macro standpoint, we believe the economy will slow in 2005, as the benefits of stimulus from tax cuts and mortgage refinancing seem largely spent. At this point, the best catalyst for growth may be a significant drop in crude oil prices and a rebound in capital deployment by corporations.

Although there are many exciting small and mid-cap companies to choose from, we believe investors should have exposure to this portion of the equity market. With low fixed income rates providing a significant prop to equity valuations, it is hard to believe that equities are priced to provide double-digit returns in the year ahead.

Sincerely,


James P. Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                            Mid Cap Value Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Mid Cap Value Series vs.
Mid Cap Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Mid Cap Value Series $34,743

                             DATE              VALUE
                             ----              -----
                            5/1/1997         9,425.00
                           6/30/1997        10,386.43
                           9/30/1997        12,205.47
                          12/31/1997        12,202.23
                           3/31/1998        13,982.73
                           6/30/1998        13,915.00
                           9/30/1998        11,679.70
                          12/31/1998        14,172.13
                           3/31/1999        13,968.14
                           6/30/1999        16,872.51
                           9/30/1999        16,124.56
                          12/31/1999        17,264.18
                           3/31/2000        19,149.76
                           6/30/2000        18,997.70
                           9/30/2000        21,035.34
                          12/31/2000        21,872.71
                           3/31/2001        22,618.49
                           6/30/2001        24,688.89
                           9/30/2001        20,080.59
                          12/31/2001        24,342.16
                           3/31/2002        26,771.85
                           6/30/2002        24,635.98
                           9/30/2002        19,098.54
                          12/31/2002        20,725.87
                           3/31/2003        20,228.63
                           6/30/2003        25,732.17
                           9/30/2003        27,664.63
                          12/31/2003        31,468.20
                           3/31/2004        33,864.25
                           6/30/2004        34,754.22
                           9/30/2004        34,742.81

S&P Mid Cap Value Index $25,763

                             DATE              VALUE
                             ----              -----
                            5/1/1997       $10,000.00
                           6/30/1997        10,925.23
                           9/30/1997        12,471.40
                          12/31/1997        13,146.38
                           3/31/1998        14,440.15
                           6/30/1998        13,842.25
                           9/30/1998        11,932.74
                          12/31/1998        13,761.77
                           3/31/1999        12,653.42
                           6/30/1999        14,543.13
                           9/30/1999        13,126.61
                          12/31/1999        14,081.67
                           3/31/2000        14,964.64
                           6/30/2000        14,567.38
                           9/30/2000        16,467.23
                          12/31/2000        18,001.12
                           3/31/2001        17,381.57
                           6/30/2001        19,360.83
                           9/30/2001        16,839.62
                          12/31/2001        19,286.99
                           3/31/2002        21,200.92
                           6/30/2002        19,956.18
                           9/30/2002        16,268.59
                          12/31/2002        17,337.54
                           3/31/2003        16,331.37
                           6/30/2003        19,462.62
                           9/30/2003        20,862.99
                          12/31/2003        24,305.58
                           3/31/2004        25,646.95
                           6/30/2004        25,966.12
                           9/30/2004        25,763.46

                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on May 1, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------
Portfolio Composition by Sector

Consumer Discretionary                           2.19%
--------------------------------------------------------
Consumer Staples                                 5.90
--------------------------------------------------------
Energy                                          11.14
--------------------------------------------------------
Exchange Traded Funds                            2.38
--------------------------------------------------------
Financials                                      16.15
--------------------------------------------------------
Health Care                                      6.04
--------------------------------------------------------
Industrials                                     16.86
--------------------------------------------------------
Information Technology                          14.13
--------------------------------------------------------
Materials                                       15.48
--------------------------------------------------------
Pharmaceuticals                                  0.64
--------------------------------------------------------
Telecommunication Services                       0.83
--------------------------------------------------------
Utilities                                        3.93
--------------------------------------------------------
Cash & other assets, less liabilities            4.33
--------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns

Periods Ended 9-30-04              1 Year        5 Years        Since Inception
--------------------------------------------------------------------------------
A Shares                           25.59%         16.57%        19.21% (5-1-97)
--------------------------------------------------------------------------------
A Shares with sales charge         18.38%         15.20%        18.26% (5-1-97)
--------------------------------------------------------------------------------
B Shares                           24.67%         15.54%        18.11% (5-1-97)
--------------------------------------------------------------------------------
B Shares with CDSC                 20.67%         15.54%        18.11% (5-1-97)
--------------------------------------------------------------------------------
C Shares                           24.70%         15.52%        16.14% (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                 24.70%         15.52%        16.14% (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------
Fund Expenses

                              Beginning        Ending        Expenses Paid
                            Account Value   Account Value        During
                              04-01-04       09-30-04(1)        Period(2)
--------------------------------------------------------------------------
 Mid Cap Value
 Series - Class A
     Actual                  $1,000.00        $1,025.60        $ 7.38
     Hypothetical             1,000.00         1,017.85          7.35
--------------------------------------------------------------------------
 Mid Cap Value
 Series - Class B
     Actual                   1,000.00         1,021.60         11.13
     Hypothetical             1,000.00         1,014.13         11.09
--------------------------------------------------------------------------
 Mid Cap Value
 Series - Class C
     Actual                   1,000.00         1,022.00         11.13
     Hypothetical             1,000.00         1,014.13         11.09
--------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was 2.56%, 2.16% and 2.20%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.45%, 2.19% and 2.19% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                    Principal
                                                    Amount or
                                                     Number           Market
                                                    of Shares         Value
--------------------------------------------------------------------------------

Convertible Bond - 0.6%

Pharmaceuticals - 0.6%
Ligand Pharmaceuticals,
   6.00% - 2007(2)                                 $ 1,250,000     $  2,198,438
                                                                   ------------
Total convertible bond
   (cost $1,250,000)                                                  2,198,438
                                                                   ------------

Preferred Stock - 0.1%

Diversified Metals & Mining - 0.1%
Arch Coal, Inc., 5.00% - 2049                            4,600          411,700
                                                                   ------------
Total preferred stock
   (cost $230,000)                                                      411,700
                                                                   ------------

Common Stocks 95.0%

Aerospace & Defense - 1.3%
Aviall, Inc.*                                          103,600        2,113,440
Curtiss-Wright Corporation                              40,000        2,289,200
                                                                   ------------
                                                                      4,402,640
                                                                   ------------
Agricultural Products - 3.6%
Archer-Daniels-Midland Company                         420,000        7,131,600
Corn Products International, Inc.                      116,000        5,347,600
                                                                   ------------
                                                                     12,479,200
                                                                   ------------
Air Freight & Logistics - 0.3%
Airnet Systems, Inc.*                                  168,000          722,400
Stonepath Group, Inc.*(3),(4)                          480,000          393,120
                                                                   ------------
                                                                      1,115,520
                                                                   ------------
Apparel Retail - 0.4%
Children's Place Retail Stores, Inc.*                   49,800        1,190,718
                                                                   ------------
                                                                      1,190,718
                                                                   ------------
Application Software - 0.4%
Ulticom, Inc.*                                          97,000        1,432,690
                                                                   ------------
                                                                      1,432,690
                                                                   ------------
Biotechnology - 1.0%
Millennium Pharmaceuticals, Inc.*                      240,000        3,290,400
                                                                   ------------
                                                                      3,290,400
                                                                   ------------
Communications Equipment - 0.8%
Avanex Corporation*                                  1,112,400        2,269,296
Ciena Corporation*                                     250,000          495,000
                                                                   ------------
                                                                      2,764,296
                                                                   ------------
Computer Storage & Peripherals - 0.7%
Adaptec, Inc.*                                         312,600        2,375,760
                                                                   ------------
                                                                      2,375,760
                                                                   ------------
Construction & Engineering - 6.2%
Dycom Industries, Inc.*                                100,000        2,839,000
MasTec, Inc.*                                          452,900        2,377,725
Quanta Services, Inc.*                                 877,600        5,309,480
Shaw Group, Inc.*                                      895,000       10,740,000
                                                                   ------------
                                                                     21,266,205
                                                                   ------------

                                                     Number           Market
                                                    of Shares         Value
--------------------------------------------------------------------------------

Common Stocks (continued)

Data Processing & Outsourced Services - 3.0%
Computer Sciences Corporation*                         218,000     $ 10,267,800
                                                                   ------------
                                                                     10,267,800
                                                                   ------------
Diversified Commercial Services - 1.8%
Angelica Corporation                                     6,100          151,768
FTI Consulting, Inc.*                                  320,000        6,048,000
                                                                   ------------
                                                                      6,199,768
                                                                   ------------
Diversified Metals & Mining - 10.3%
Arch Coal, Inc.                                        185,100        6,569,199
Consol Energy, Inc.                                     54,300        1,894,527
Inco, Ltd.*                                            360,000       14,058,000
Phelps Dodge Corporation*(1)                            75,000        6,902,250
Usec, Inc.                                             580,000        6,014,600
                                                                   ------------
                                                                     35,438,576
                                                                   ------------
Electric Utilites - 3.9%
Cinergy Corporation                                     85,000        3,366,000
KFx Inc.*                                            1,320,000       10,177,200
                                                                   ------------
                                                                     13,543,200
                                                                   ------------
Electrical Components & Equipment - 1.7%
Electric City Corporation*                           1,518,000        2,094,840
Power-One, Inc.*                                       150,000          972,000
Preformed Line Products Company                          1,900           57,342
Thomas & Betts Corporation*                            100,000        2,682,000
                                                                   ------------
                                                                      5,806,182
                                                                   ------------
Electronic Equipment Manufacturers - 3.1%
Maxwell Technologies, Inc.*                            392,500        4,046,675
Merix Corporation*                                     453,000        4,693,080
Powell Industries, Inc.*                               105,300        1,774,305
                                                                   ------------
                                                                     10,514,060
                                                                   ------------
Environmental Services - 1.2%
Republic Services, Inc.                                 59,000        1,755,840
TRC Companies, Inc.*                                   120,000        2,252,400
                                                                   ------------
                                                                      4,008,240
                                                                   ------------
Exchange Traded Funds - 2.4%
iShares Russell 2000 Value Index Fund                   19,000        3,250,900
iShares S&P MidCap 400/Barra
   Value Index Fund                                     43,000        4,956,610
                                                                   ------------
                                                                      8,207,510
                                                                   ------------
Fertilizers & Agricultural Chemicals - 1.7%
Potash Corporation of Saskatchewan, Inc.                90,000        5,775,300
                                                                   ------------
                                                                      5,775,300
                                                                   ------------
Footwear - 0.8%
Brown Shoe Company, Inc.                               115,000        2,881,900
                                                                   ------------
                                                                      2,881,900
                                                                   ------------
Health Care Facilities - 2.1%
Community Health Systems, Inc.*                        130,000        3,468,400
Triad Hospitals, Inc.*                                 112,000        3,857,280
                                                                   ------------
                                                                      7,325,680
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Number           Market
                                                    of Shares         Value
--------------------------------------------------------------------------------

Common Stocks (continued)

Health Care Services - 1.7%
Hooper Holmes, Inc.                                  1,076,900     $  4,824,512
NDCHealth Corporation                                   62,600        1,004,730
                                                                   ------------
                                                                      5,829,242
                                                                   ------------
Home Furnishings - 0.4%
Mohawk Industries, Inc.*                                18,000        1,429,020
                                                                   ------------
                                                                      1,429,020
                                                                   ------------
Industrial Conglomerates - 0.9%
Alleghany Corporation*                                  11,526        3,145,445
                                                                   ------------
                                                                      3,145,445
                                                                   ------------
Industrial Machinery - 1.4%
Capstone Turbine Corporation*                        1,350,000        2,065,500
Quixote Corporation                                    123,300        2,377,224
Valmont Industries, Inc.                                12,900          269,223
                                                                   ------------
                                                                      4,711,947
                                                                   ------------
Insurance Brokers - 2.3%
AON Corporation(1)                                     232,000        6,667,680
Hub International, Ltd.                                 64,000        1,157,120
                                                                   ------------
                                                                      7,824,800
                                                                   ------------
Integrated Oil & Gas - 2.9%
Murphy Oil Corporation                                 116,000       10,065,320
                                                                   ------------
                                                                     10,065,320
                                                                   ------------
Internet Software & Services - 0.5%
Global Crossing, Ltd.*                                 101,900        1,683,388
S1 Corporation*                                         11,550           92,169
                                                                   ------------
                                                                      1,775,557
                                                                   ------------
Investment Banking & Brokerage - 1.0%
American Capital Strategies, Ltd.                      106,600        3,340,844
                                                                   ------------
                                                                      3,340,844
                                                                   ------------
IT Consulting & Other Services - 2.1%
Acxiom Corporation(1)                                  225,000        5,341,500
Keane, Inc.*                                           125,000        1,920,000
                                                                   ------------
                                                                      7,261,500
                                                                   ------------
Marine - 0.8%
Frontline, Ltd.                                         53,000        2,501,070
Ship Finance International, Ltd.                        18,550          372,855
                                                                   ------------
                                                                      2,873,925
                                                                   ------------
Multi-Line Insurance - 1.4%
American Financial Group, Inc.                         155,000        4,632,950
                                                                   ------------
                                                                      4,632,950
                                                                   ------------
Oil & Gas Drilling - 0.7%
Nabors Industries, Ltd.*                                53,000        2,509,550
                                                                   ------------
                                                                      2,509,550
                                                                   ------------
Oil & Gas Equipment & Services - 1.4%
Key Energy Services, Inc.*                             438,000        4,839,900
                                                                   ------------
                                                                      4,839,900
                                                                   ------------
Oil & Gas Exploration & Production - 3.9%
Denbury Resources, Inc.*                               264,600        6,720,840
Pioneer Natural Resources Company                      188,870        6,490,373
                                                                   ------------
                                                                     13,211,213
                                                                   ------------
Oil & Gas Refining, Marketing & Transportation - 2.2%
Williams Companies, Inc.                               630,000        7,623,000
                                                                   ------------
                                                                      7,623,000
                                                                   ------------
Other Diversified Financial Services - 1.7%
Principal Financial Group, Inc.                        160,000        5,755,200
                                                                   ------------
                                                                      5,755,200
                                                                   ------------
Packaged Foods & Meats - 2.3%
Hain Celestial Group, Inc.*                            110,000        1,944,800
Hormel Foods Corporation                               220,000        5,891,600
                                                                   ------------
                                                                      7,836,400
                                                                   ------------
Paper Packaging - 2.0%
Bemis Company, Inc.                                    116,000        3,083,280
Sonoco Products Company                                145,000        3,833,800
                                                                   ------------
                                                                      6,917,080
                                                                   ------------
Pharmaceuticals - 1.3%
Hollis-Eden Pharmaceuticals, Inc.*                     192,403        2,072,180
Ligand Pharmaceuticals, Inc. (Cl.B)*                   226,800        2,272,536
                                                                   ------------
                                                                      4,344,716
                                                                   ------------
Property & Casualty Insurance - 4.3%
First American Corporation                             238,500        7,352,955
W.R. Berkley Corporation                               180,000        7,588,800
                                                                   ------------
                                                                     14,941,755
                                                                   ------------
Real Estate Investment Trusts - 2.9%
Bimini Mortgage Management, Inc.*                      125,000        1,970,000
HomeBanc Corporation*                                  434,400        3,909,600
MortgageIt Holdings, Inc.*                             291,800        4,216,510
                                                                   ------------
                                                                     10,096,110
                                                                   ------------
Regional Banks - 2.6%
Corus Bankshares, Inc.                                  13,600          586,568
Iberiabank Corporation                                  20,100        1,160,172
Mercantile Bankshares Corporation                       67,000        3,213,320
Wilmington Trust Corporation                            48,200        1,745,322
Zions Bancorporation                                    38,000        2,319,520
                                                                   ------------
                                                                      9,024,902
                                                                   ------------
Semiconductor Equipment - 1.5%
Ultratech, Inc.*                                       331,000        5,186,770
                                                                   ------------
                                                                      5,186,770
                                                                   ------------
Semiconductors - 2.1%
Applied Micro Circuits Corporation*                    760,000        2,378,800
IXYS Corporation*                                      435,100        3,124,018
MIPS Technologies, Inc.*                                 6,300           35,910
Stats Chippac, Ltd. ADR*                               261,000        1,560,780
                                                                   ------------
                                                                      7,099,508
                                                                   ------------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                    Principal
                                                    Amount or
                                                     Number           Market
                                                    of Shares         Value
--------------------------------------------------------------------------------

Common Stocks (continued)

Specialty Chemicals - 1.4%
H.B. Fuller Company                                    100,000     $  2,740,000
Material Sciences Corporation*                          85,700        1,156,093
Minerals Technologies, Inc.                             15,000          882,900
                                                                   ------------
                                                                      4,778,993
                                                                   ------------
Specialty Stores - 0.5%
Linens 'n Things, Inc.*                                 81,600        1,890,672
                                                                   ------------
                                                                      1,890,672
                                                                   ------------
Tires & Rubber - 0.0%
Bandag, Inc.                                             3,400          148,920
                                                                   ------------
                                                                        148,920
                                                                   ------------
Trucking - 1.3%
SCS Transportation, Inc.*                               11,000          208,340
Werner Enterprises, Inc.                               225,000        4,344,750
                                                                   ------------
                                                                      4,553,090
                                                                   ------------
Wireless Telecommunication Services - 0.8%
Wireless Facilities, Inc.*                             411,400        2,867,458
                                                                   ------------
                                                                      2,867,458
                                                                   ------------

Total common stocks
   (cost $261,084,863)                                              326,801,432
                                                                   ------------

Warrants - 0.0%

Electric City Corporation                              442,750          130,620
                                                                   ------------
Total warrants
   (cost $414,564)                                                      130,620
                                                                   ------------

U.S. Government Sponsored Agencies - 4.1%

Federal Home Loan Bank,
   1.74%, 10-22-04                                 $ 2,000,000        1,997,970
Federal Home Loan Mortgage
   Corporation, 1.735%, 10-20-04                   $ 1,600,000        1,598,535
Federal National Mortgage Association:
   1.67%, 10-05-04                                 $ 2,000,000        1,999,629
   1.72%, 10-07-04                                 $ 3,398,000        3,397,026
   1.73%, 10-08-04                                 $ 1,692,000        1,691,431
   1.72%, 10-12-04                                 $ 1,426,000        1,425,250
   1.73%, 10-13-04                                 $ 1,993,000        1,991,851
                                                                   ------------
                                                                     10,505,187
                                                                   ------------
Total U.S. Government sponsored agencies
   (cost $14,101,692)                                                14,101,692
                                                                   ------------

                                                    Principal         Market
                                                    Amount or          Value
--------------------------------------------------------------------------------

Repurchase Agreement - 0.2%

United Missouri Bank, 1.35%, dated 9-30-04,
   matures 10-01-04; repurchase amount
   of $528,020 (Collateralized by US
   Treasury Note, 10-31-04 with a
   value of $544,000)                              $   538,000     $    538,000
                                                                   ------------
Total repurchase agreement
   (cost $538,000)                                                      538,000
                                                                   ------------
Total investments (cost $277,619,119) - 100.0%                      344,181,882
Cash & other assets, less liabilities - 0.0%                            259,726
                                                                   ------------
Total net assets - 100.0%                                          $344,441,608
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $277,853,097.

*     Non-income producing security

ADR (American Depositary Receipt)

(1)   Security is segregated as collateral for written option contracts.

(2) Security is a 144A Series. The total market value of 144A securities is $2,198,438 (cost $1,250,000), or 0.6% of total net assets.

(3) Security is a restricted security. The total market value of restricted securities is $393,120 (cost $648,000), or 0.1% of total net assets. The acquisition date was February 25, 2003.

(4) Security is fair valued by the Board of Directors. The total market value of the fair valued securities is $393,120 (cost $648,000), or 0.1% of total net asets.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) ...............................          $ 344,181,882
Cash ...................................................                  6,144
Receivables:
   Fund shares sold ....................................                775,897
   Securities sold .....................................              3,114,220
   Interest ............................................                 28,125
   Dividends ...........................................                207,010
Prepaid expenses .......................................                 28,514
                                                                  -------------
Total assets ...........................................            348,341,792
                                                                  -------------

Liabilities:
Payable for:
   Securities purchased ................................              2,356,409
   Fund shares redeemed ................................                323,490
   Written options, at value ...........................                659,350
   Management fees .....................................                247,004
   Custodian fees ......................................                  3,200
   Transfer and administration fees ....................                 66,064
   Professional fees ...................................                 23,760
   12b-1 distribution plan fees ........................                193,390
   Other ...............................................                 27,517
                                                                  -------------
Total liabilities ......................................              3,900,184
                                                                  -------------
Net Assets .............................................          $ 344,441,608
                                                                  =============

Net assets consist of:
Paid in capital ........................................          $ 250,254,292
Accumulated undistributed net investment
   income ..............................................                     --
Accumulated undistributed net realized
   gain on sale of investments
   and options .........................................             27,920,496
Net unrealized appreciation in
   value of investments and options ....................             66,266,820
                                                                  -------------
Net assets .............................................          $ 344,441,608
                                                                  =============

Class A:
Capital shares outstanding .............................              7,083,432
Net assets .............................................          $ 215,658,374
Net asset value and redemption price
   per share ...........................................          $       30.45
                                                                  =============
Maximum offering price per share
   (net asset value divided by 94.25%) .................          $       32.31
                                                                  =============

Class B:
Capital shares outstanding .............................              2,631,592
Net assets .............................................          $  74,650,296
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...................          $       28.37
                                                                  =============

Class C:
Capital shares outstanding .............................              1,876,655
Net assets .............................................          $  54,132,938
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ...................          $       28.85
                                                                  =============
(1) Investments, at cost ...............................          $ 277,619,119

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

Investment Income:
   Dividends ...........................................          $   3,165,062
   Interest ............................................                341,154
                                                                  -------------
   Total investment income .............................              3,506,216
                                                                  -------------

Expenses:
   Management fees .....................................              2,785,747
   Custodian fees ......................................                 16,337
   Transfer agent/maintenance fees .....................                491,278
   Administration fees .................................                269,513
   Directors' fees .....................................                  9,704
   Professional fees ...................................                 34,086
   Reports to shareholders .............................                 33,188
   Registration fees ...................................                 49,150
   Other expenses ......................................                  8,317
   12b-1 distribution plan fees - Class A ..............                462,233
   12b-1 distribution plan fees - Class B ..............                686,953
   12b-1 distribution plan fees - Class C ..............                458,708
                                                                  -------------
   Total expenses ......................................              5,305,214
   Less:
       Earnings credits ................................                   (973)
                                                                  -------------
    Net expenses .......................................              5,304,241
                                                                  -------------
    Net investment loss ................................             (1,798,025)
                                                                  -------------

Net Realized and Unrealized Gain (Loss):
Net realized gain during the period on
   Investments .........................................             28,591,187
   Options written .....................................              1,345,369
                                                                  -------------
     Net realized gain .................................             29,936,556
                                                                  -------------

Net change in unrealized appreciation
   (depreciation) during the period on
   Investments .........................................             29,761,033
   Options written .....................................               (399,771)
                                                                  -------------
   Net unrealized appreciation .........................             29,361,262
                                                                  -------------
   Net gain ............................................             59,297,818
                                                                  -------------
   Net increase in net assets
       resulting from operations .......................          $  57,499,793
                                                                  =============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Year Ended             Year Ended
                                                                                           September 30, 2004     September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss .............................................................          $  (1,798,025)          $    (994,030)
   Net realized gain during the period on investments and options written ..........             29,936,556               2,854,877
   Net change in unrealized appreciation during the period on
     investments and options written ...............................................             29,361,262              53,000,947
                                                                                              -------------           -------------
   Net increase in net assets resulting from operations ............................             57,499,793              54,861,794
                                                                                              -------------           -------------

Distributions to shareholders from:
   Net realized gain
     Class A .......................................................................             (1,473,564)                     --
     Class B .......................................................................               (633,167)                     --
     Class C .......................................................................               (407,446)                     --
                                                                                              -------------           -------------
     Total distributions to shareholders ...........................................             (2,514,177)                     --
                                                                                              -------------           -------------

Capital share transactions:
   Proceeds from sale of shares
     Class A .......................................................................            132,501,639              65,771,619
     Class B .......................................................................             19,430,639              14,474,911
     Class C .......................................................................             21,596,162              10,825,157
   Distributions reinvested
     Class A .......................................................................              1,356,918                      --
     Class B .......................................................................                610,765                      --
     Class C .......................................................................                381,240                      --
   Cost of shares redeemed
     Class A .......................................................................            (65,062,200)            (51,319,933)
     Class B .......................................................................            (12,576,287)            (13,136,730)
     Class C .......................................................................             (9,550,640)             (5,174,008)
                                                                                              -------------           -------------
     Net increase from capital share transactions ..................................             88,688,236              21,441,016
                                                                                              -------------           -------------
     Net increase in net assets ....................................................            143,673,852              76,302,810

Net assets:
   Beginning of period .............................................................            200,767,756             124,464,946
                                                                                              -------------           -------------
   End of period ...................................................................          $ 344,441,608           $ 200,767,756
                                                                                              =============           =============

   Accumulated undistributed net investment income (loss) at end of period .........          $          --           $     146,960
                                                                                              =============           =============

Capital Share Activity:
   Shares sold
     Class A .......................................................................              4,668,091               3,192,088
     Class B .......................................................................                736,445                 756,268
     Class C .......................................................................                801,556                 540,730
   Shares reinvested
     Class A .......................................................................                 50,089                      --
     Class B .......................................................................                 24,065                      --
     Class C .......................................................................                 14,771                      --
   Shares redeemed
     Class A .......................................................................             (2,285,236)             (2,597,504)
     Class B .......................................................................               (475,742)               (731,230)
     Class C .......................................................................               (351,589)               (284,240)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                       Year Ended,
                                                                                                                     September 30,
Class A                                                         2004           2003           2002           2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   24.48      $   16.90      $   18.04      $   20.75        $   16.60
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                (0.09)         (0.07)         (0.04)            --            (0.04)
Net gain (loss) on securities (realized and unrealized)         6.32           7.65          (0.78)         (0.90)            4.89
                                                           -----------------------------------------------------------------------
Total from investment operations                                6.23           7.58          (0.82)         (0.90)            4.85
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                              --             --             --             --               --
Distributions from realized gains                              (0.26)            --          (0.21)         (1.81)           (0.70)
Return of capital                                                 --             --          (0.11)            --               --
                                                           -----------------------------------------------------------------------
Total distributions                                            (0.26)            --          (0.32)         (1.81)           (0.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   30.45      $   24.48      $   16.90      $   18.04        $   20.75
                                                           =======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                25.59%         44.85%         (4.89%)        (4.54%)          30.46%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $ 215,659      $ 113,822      $  68,544      $  50,541        $  34,458
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   (0.31%)        (0.33%)        (0.20%)         0.01%           (0.25%)
Total expenses                                                  1.48%          1.65%          1.45%          1.30%            1.29%
Gross expenses(b)                                               1.48%          1.65%          1.45%          1.30%            1.29%
Net expenses(d)                                                 1.48%          1.65%          1.45%          1.30%            1.29%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           45%            52%            51%            55%              69%

                                                                                                                       Year Ended,
                                                                                                                     September 30,
Class B                                                         2004           2003           2002           2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   22.99      $   15.99      $   17.26      $   20.11        $   16.26
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                (0.28)         (0.20)         (0.21)         (0.19)           (0.22)
Net gain (loss) on securities (realized and unrealized)         5.92           7.20          (0.74)         (0.85)            4.77
                                                           -----------------------------------------------------------------------
Total from investment operations                                5.64           7.00          (0.95)         (1.04)            4.55
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                              --             --             --             --               --
Distributions from realized gains                              (0.26)            --          (0.21)         (1.81)           (0.70)
Return of capital                                                 --             --          (0.11)            --                _
                                                           -----------------------------------------------------------------------
Total distributions                                            (0.26)            --          (0.32)         (1.81)           (0.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   28.37      $   22.99      $   15.99      $   17.26        $   20.11
                                                           =======================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                24.67%         43.78%         (5.88%)        (5.45%)          29.21%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  74,650      $  53,947      $  37,136      $  26,967        $  14,041
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   (1.07%)        (1.08%)        (1.09%)        (0.98%)          (1.27%)
Total expenses                                                  2.23%          2.40%          2.34%          2.30%            2.32%
Gross expenses(b)                                               2.23%          2.40%          2.34%          2.30%            2.32%
Net expenses(d)                                                 2.23%          2.40%          2.34%          2.30%            2.32%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           45%            52%            51%            55%              69%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                            Mid Cap Value Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                   Year Ended,
                                                                                                                 September 30,
Class C                                                        2004          2003       2002(e)          2001             2000
------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  23.37      $  16.26      $  17.53      $  20.39         $  16.51
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.29)        (0.21)        (0.21)        (0.19)           (0.22)
Net gain (loss) on securities (realized and unrealized)        6.03          7.32         (0.74)        (0.86)            4.80
                                                           -------------------------------------------------------------------
Total from investment operations                               5.74          7.11         (0.95)        (1.05)            4.58
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --               --
Distributions from realized gains                             (0.26)           --         (0.21)        (1.81)           (0.70)
Return of capital                                                --            --         (0.11)           --                _
                                                           -------------------------------------------------------------------
Total distributions                                           (0.26)           --         (0.32)        (1.81)           (0.70)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  28.85      $  23.37      $  16.26      $  17.53         $  20.39
                                                           ===================================================================

------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               24.70%        43.73%        (5.79%)       (5.42%)          28.93%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $ 54,133      $ 32,999      $ 18,785      $  6,976         $  3,069
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.06%)       (1.08%)       (1.06%)       (0.98%)          (1.28%)
Total expenses                                                 2.23%         2.40%         2.35%         2.30%            2.36%
Gross expenses(b)                                              2.23%         2.40%         2.35%         2.30%            2.36%
Net expenses(d)                                                2.23%         2.40%         2.35%         2.30%            2.36%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          45%           52%           51%           55%              69%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                             Select 25(R) Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

Advisor, Security Management Company, LLC

[PHOTO OMITTED]
Mark Mitchell
Portfolio Manager

To Our Shareholders:

With the retirement of Terry Milberger in February 2004, this marks my first annual letter to the Select 25 Series shareholders. Fiscal year 2004 was a normal year in many respects; market returns were positive, but not as spectacular as in fiscal year 2003. Select 25 Series returned 7.43%(1) for the period ended September 30, 2004, lagging the benchmark S&P 500 Index's return of 13.87%, but outperforming the Fund's peer group median return of 6.92%. As in 2003, the market favored lower- quality, higher-beta stocks, and in that environment, the Fund tends to underperform. Although disappointing for this particular period, we believe that our investing approach delivers positive performance over the long term.

Our approach to managing Select 25 Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

This philosophy is applied to a broad range of growth companies. Each of our research analysts recommends his or her favorite stocks based on this analysis. We then narrow the list to our select 25-30 names that are included in the portfolio.

Industrials and Energy Stocks are Top Performers

The Fund's industrial holdings were up 35% compared to 23% for the index. Positions in Federal Express and L-3 Communications contributed positively to the Fund. Federal Express had strong results driven by continued economic growth and business model efficiencies. L-3 Communications benefited from strong defense-related spending as a result of military action in multiple global theatres.

The Fund's energy holdings performed well, appreciating nearly 54% compared to 45% for the index. BJ Services was our best performing energy stock, appreciating over 53%. The energy sector benefited significantly from the increase in the price of crude oil.

Technology and Healthcare Disappointing

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in ADC Telecom and Mindspeed Technologies had a negative impact on the Fund. ADC Telecom was down 48% as a result of a slower broadband build-out than was expected, while Mindspeed's earnings breakeven was pushed out as the expected upcoming wave of telecomm-related spending has yet to materialize.

Overall, healthcare as a sector underperformed the index. Cardinal Health and Amgen both had a negative impact on the fund. Cardinal was down more than 18% as a result of undergoing a substantial industry change in how pharmaceutical manufacturers distribute and price their products. Amgen was down over 12% due to fears about reimbursement for some of its key products.

2005 Market Outlook

Our outlook for the equity market continues to be guardedly optimistic. As in prior years, there are many potential positive and negative influences. We believe the most significant issue in 2005 will be a slowing profit cycle. In such an environment, more normal equity returns are likely. Skilled stock picking versus owning the market index will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value.(2) We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

(2) Dollar cost averaging does not assure profits or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                             Select 25(R) Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Select 25(R) Series vs.
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Select 25(R) Series $7,361

                  DATE                            VALUE
                  ----                            -----
                1/29/1999                        9,425.00
                3/31/1999                        9,802.07
                6/30/1999                        9,915.17
                9/30/1999                        9,924.60
               12/31/1999                       11,734.21
                3/31/2000                       11,573.99
                6/30/2000                       11,065.03
                9/30/2000                       10,688.03
               12/31/2000                        9,660.70
                3/31/2001                        8,228.09
                6/30/2001                        8,793.59
                9/30/2001                        7,144.20
               12/31/2001                        8,605.09
                3/31/2002                        8,539.11
                6/30/2002                        7,002.83
                9/30/2002                        6,145.15
               12/31/2002                        6,343.07
                3/31/2003                        6,173.42
                6/30/2003                        6,776.63
                9/30/2003                        6,852.03
               12/31/2003                        7,417.53
                3/31/2004                        7,719.13
                6/30/2004                        7,775.68
                9/30/2004                        7,360.98

S&P 500 Index $9,474

                   DATE                            VALUE
                   ----                            -----
                1/29/1999                      $10,000.00
                3/31/1999                       10,075.52
                6/30/1999                       10,785.58
                9/30/1999                       10,111.95
               12/31/1999                       11,616.46
                3/31/2000                       11,883.45
                6/30/2000                       11,568.33
                9/30/2000                       11,456.43
               12/31/2000                       10,560.83
                3/31/2001                        9,309.30
                6/30/2001                        9,854.43
                9/30/2001                        8,408.85
               12/31/2001                        9,307.93
                3/31/2002                        9,333.23
                6/30/2002                        8,083.12
                9/30/2002                        6,687.10
               12/31/2002                        7,251.86
                3/31/2003                        7,023.47
                6/30/2003                        8,104.60
                9/30/2003                        8,319.10
               12/31/2003                        9,332.84
                3/31/2004                        9,491.17
                6/30/2004                        9,654.81
                9/30/2004                        9,473.80

                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Select 25(R) Series on January 29, 1999, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-----------------------------------------------------
Portfolio Composition by Sector
-----------------------------------------------------
Consumer Discretionary                         18.75%
-----------------------------------------------------
Consumer Staples                               12.14
-----------------------------------------------------
Energy                                         10.03
-----------------------------------------------------
Financials                                      8.43
-----------------------------------------------------
Health Care                                    14.45
-----------------------------------------------------
Industrials                                    13.50
-----------------------------------------------------
Information Technology                         11.80
-----------------------------------------------------
Materials                                       3.81
-----------------------------------------------------
Utilities                                       3.59
-----------------------------------------------------
Cash & other assets, less liabilities           3.50
-----------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
Periods Ended 9-30-04                 1 Year      5 Years       Since Inception
--------------------------------------------------------------------------------
A Shares                               7.43%      (5.80%)      (4.27%) (1-29-99)
--------------------------------------------------------------------------------
A Shares with sales charge             1.25%      (6.91%)      (5.26%) (1-29-99)
--------------------------------------------------------------------------------
B Shares                               6.53%      (6.54%)      (4.95%) (1-29-99)
--------------------------------------------------------------------------------
B Shares with CDSC                     2.53%      (6.54%)      (4.95%) (1-29-99)
--------------------------------------------------------------------------------
C Shares                               6.52%      (6.55%)      (4.90%) (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                     6.52%      (6.55%)      (4.90%) (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                             Select 25(R) Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including manage-ment fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
                              Beginning           Ending           Expenses Paid
                            Account Value      Account Value          During
                              04-01-04          09-30-04(1)          Period(2)
--------------------------------------------------------------------------------
Select 25(R)
Series - Class A
   Actual                     $1,000.00          $  953.60            $ 7.91
   Hypothetical                1,000.00           1,017.04              8.16
--------------------------------------------------------------------------------
Select 25(R)
Series - Class B
   Actual                      1,000.00             949.40             11.52
   Hypothetical                1,000.00           1,013.32             11.89
--------------------------------------------------------------------------------
Select 25(R)
Series - Class C
   Actual                      1,000.00             949.50             11.52
   Hypothetical                1,000.00           1,013.32             11.89
--------------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -4.64%, -5.06% and -5.05%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.61%, 2.35% and 2.35% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                             Select 25(R) Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number          Market
                                                      of Shares        Value
--------------------------------------------------------------------------------
Common Stocks - 96.5%
Aerospace & Defense - 4.8%
L-3 Communications Holdings, Inc.                       16,000      $ 1,072,000
                                                                    -----------
                                                                      1,072,000
                                                                    -----------
Air Freight & Logistics - 5.1%
FedEx Corporation                                       13,300        1,139,677
                                                                    -----------
                                                                      1,139,677
                                                                    -----------
Biotechnology - 4.1%
Amgen, Inc.*                                            16,100          912,548
                                                                    -----------
                                                                        912,548
                                                                    -----------
Brewers - 4.0%
Anheuser-Busch Companies, Inc.                          18,000          899,100
                                                                    -----------
                                                                        899,100
                                                                    -----------
Communications Equipment - 3.6%
ADC Telecommunications, Inc.*                          292,800          529,968
Cisco Systems, Inc.*                                    15,000          271,500
                                                                    -----------
                                                                        801,468
                                                                    -----------
Construction & Engineering - 3.6%
Shaw Group, Inc.*                                       68,000          816,000
                                                                    -----------
                                                                        816,000
                                                                    -----------
Data Processing & Outsourced Services - 3.9%
First Data Corporation                                  20,000          870,000
                                                                    -----------
                                                                        870,000
                                                                    -----------
Department Stores - 3.9%
Kohl's Corporation*                                     18,000          867,420
                                                                    -----------
                                                                        867,420
                                                                    -----------
Electric Utilities - 3.6%
KFx Inc.*                                              104,300          804,153
                                                                    -----------
                                                                        804,153
                                                                    -----------
Health Care Equipment - 3.2%
Boston Scientific Corporation*                          18,100          719,113
                                                                    -----------
                                                                        719,113
                                                                    -----------
Home Improvement Retail - 2.6%
Home Depot, Inc.                                        15,000          588,000
                                                                    -----------
                                                                        588,000
                                                                    -----------
Hotels, Resorts & Cruise Lines - 4.0%
Carnival Corporation                                    19,000          898,510
                                                                    -----------
                                                                        898,510
                                                                    -----------
Hypermarkets & Supercenters - 3.8%
Wal-Mart Stores, Inc.                                   16,000          851,200
                                                                    -----------
                                                                        851,200
                                                                    -----------
Industrial Gases - 3.8%
Praxair, Inc.                                           20,000          854,800
                                                                    -----------
                                                                        854,800
                                                                    -----------
Motorcycle Manufacturers - 2.1%
Harley-Davidson, Inc.                                    8,100          481,464
                                                                    -----------
                                                                        481,464
                                                                    -----------

                                                      Principal
                                                      Amount or
                                                       Number          Market
                                                      of Shares        Value
--------------------------------------------------------------------------------
Common Stocks (continued)
Movies & Entertainment - 6.1%
Time Warner, Inc.*                                      30,600      $   493,884
Viacom, Inc. (Cl.B)                                     26,100          875,916
                                                                    -----------
                                                                      1,369,800
                                                                    -----------
Multi-Line Insurance - 4.2%
American International Group, Inc.                      14,000          951,860
                                                                    -----------
                                                                        951,860
                                                                    -----------
Oil & Gas Equipment & Services - 5.6%
BJ Services Company                                     24,000        1,257,840
                                                                    -----------
                                                                      1,257,840
                                                                    -----------
Oil & Gas Refining, Marketing & Transportation - 4.4%
Williams Companies, Inc.                                82,000          992,200
                                                                    -----------
                                                                        992,200
                                                                    -----------
Other Diversified Financial Services - 4.2%
Citigroup, Inc.                                         21,300          939,756
                                                                    -----------
                                                                        939,756
                                                                    -----------
Pharmaceuticals - 7.2%
Johnson & Johnson                                       15,000          844,950
Pfizer, Inc.                                            25,000          765,000
                                                                    -----------
                                                                      1,609,950
                                                                    -----------
Semiconductor Equipment - 0.9%
Mindspeed Technologies, Inc.*                          100,000          200,000
                                                                    -----------
                                                                        200,000
                                                                    -----------
Semiconductors - 3.5%
Analog Devices, Inc.                                    20,000          775,600
                                                                    -----------
                                                                        775,600
                                                                    -----------
Soft Drinks - 4.3%
PepsiCo, Inc.                                           20,000          973,000
                                                                    -----------
                                                                        973,000
                                                                    -----------
Total common stocks
    (cost $20,399,748)                                               21,645,459
                                                                    -----------

Repurchase Agreement - 3.5%
United Missouri Bank, 1.35%, dated 9-30-04,
   matures 10-01-04; repurchase amount of
   $783,029 (Collateralized by U.S.
   Treasury Note, 10-31-04
   with a value of $799,245)                                           $783,000
   783,000
                                                                    -----------
Total repurchase agreement
   (cost $783,000)                                                      783,000
                                                                    -----------
Total investments
   (cost $21,182,748) - 100.0%                                       22,428,459
Liabilities, less cash & other assets - 0.0%                               (961)
                                                                    -----------
Total net assets - 100.0%                                           $22,427,498
                                                                    ===========

The identified cost of investments owned at September 30, 2004 was the same for federal income tax and financial statement purposes.

*     Non-income producing security

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                             Select 25(R) Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------
Assets:
Investments, at value(1) ......................................    $ 22,428,459
Cash ..........................................................           1,116
Receivables:
   Fund shares sold ...........................................           3,996
   Securities sold ............................................          25,684
   Dividends ..................................................           4,859
Prepaid expenses ..............................................          11,855
                                                                   ------------
Total assets ..................................................      22,475,969
                                                                   ------------
Liabilities:
Payable for:
   Fund shares redeemed .......................................           4,207
   Management fees ............................................          14,111
   Custodian fees .............................................             520
   Transfer and administration fees ...........................           6,096
   Professional fees ..........................................           7,333
   12b-1 distribution plan fees ...............................          12,937
   Other ......................................................           3,267
                                                                   ------------
Total liabilities .............................................          48,471
                                                                   ------------
Net Assets ....................................................    $ 22,427,498
                                                                   ============
Net assets consist of:
Paid in capital ...............................................    $ 33,185,400
Accumulated undistributed net investment
   income .....................................................              --
Accumulated undistributed net realized
   loss on sale of investments ................................     (12,003,613)
Net unrealized appreciation in value
   of investments .............................................       1,245,711
                                                                   ------------
Net assets ....................................................    $ 22,427,498
                                                                   ============
Class A:
Capital shares outstanding ....................................       1,181,383
Net assets ....................................................    $  9,228,482
Net asset value and redemption price
   per share ..................................................    $       7.81
                                                                   ============
Maximum offering price per share (net asset value
   divided by 94.25%) .........................................    $       8.29
                                                                   ============
Class B:
Capital shares outstanding ....................................         977,651
Net assets ....................................................    $  7,332,528
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ..........................    $       7.50
                                                                   ============
Class C:
Capital shares outstanding ....................................         779,842
Net assets ....................................................    $  5,866,488
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) ..........................    $       7.52
                                                                   ============

(1) Investments, at cost ......................................    $ 21,182,748

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------
Investment Income:
   Dividends ..................................................    $    197,410
   Interest ...................................................           7,092
                                                                   ------------
  Total investment income .....................................         204,502
                                                                   ------------
Expenses:
   Management fees ............................................         188,718
   Custodian fees .............................................           3,227
   Transfer agent/maintenance fees ............................          69,208
   Administration fees ........................................          24,666
   Directors' fees ............................................             756
   Professional fees ..........................................           9,118
   Reports to shareholders ....................................           3,158
   Registration fees ..........................................          28,209
   Other expenses .............................................           2,006
   12b-1 distribution plan fees - Class A .....................          26,172
   12b-1 distribution plan fees - Class B .....................          82,369
   12b-1 distribution plan fees - Class C .....................          64,569
                                                                   ------------
   Total expenses .............................................         502,176
   Less: Earnings credits .....................................            (826)
                                                                   ------------
   Net expenses ...............................................         501,350
                                                                   ------------
   Net investment loss ........................................        (296,848)
                                                                   ------------
Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments ................................................         369,019
                                                                   ------------
  Net realized gain ...........................................         369,019
                                                                   ------------
Net change in unrealized appreciation
   during the period on
   Investments ................................................       1,699,912
                                                                   ------------
   Net unrealized appreciation ................................       1,699,912
                                                                   ------------
   Net gain ...................................................       2,068,931
                                                                   ------------
  Net increase in net assets
      resulting from operations ...............................    $  1,772,083
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                             Select 25(R) Series
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                     Year Ended          Year Ended
                                                                                 September 30, 2004  September 30, 2003
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss .......................................................      $   (296,848)       $   (281,129)
   Net realized gain (loss) during the period on investments .................           369,019          (3,750,965)
   Net change in unrealized appreciation during the period on investments ....         1,699,912           6,658,939
                                                                                    ------------        ------------
   Net increase in net assets resulting from operations ......................         1,772,083           2,626,845
                                                                                    ------------        ------------
Distributions to shareholders from:
Capital share transactions:
   Proceeds from sale of shares
    Class A ..................................................................         1,637,921           2,124,128
    Class B ..................................................................           715,600             870,627
    Class C ..................................................................           833,037           2,518,754
   Cost of shares redeemed
    Class A ..................................................................        (3,579,210)         (4,949,490)
    Class B ..................................................................        (2,158,912)         (2,109,351)
    Class C ..................................................................        (1,616,683)           (711,166)
                                                                                    ------------        ------------
    Net decrease from capital share transactions .............................        (4,168,247)         (2,256,498)
                                                                                    ------------        ------------
    Net increase (decrease) in net assets ....................................        (2,396,164)            370,347
                                                                                    ------------        ------------
Net assets:
   Beginning of period .......................................................        24,823,662          24,453,315
   End of period .............................................................      $ 22,427,498        $ 24,823,662
                                                                                    ============        ============
   Accumulated net investment income at end of period ........................      $         --        $         --
                                                                                    ============        ============
Capital Share Activity:
   Shares sold
    Class A ..................................................................           204,861             308,267
    Class B ..................................................................            93,954             129,196
    Class C ..................................................................           108,652             368,021
   Shares redeemed
    Class A ..................................................................          (452,794)           (707,984)
    Class B ..................................................................          (282,274)           (310,636)
    Class C ..................................................................          (210,959)           (105,802)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                             Select 25(R) Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class A                                                        2004          2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   7.27      $   6.52      $   7.58      $  11.34        $  10.53
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.06)        (0.05)        (0.07)        (0.06)          (0.09)
Net gain (loss) on securities (realized and unrealized)        0.60          0.80         (0.99)        (3.70)           0.90
                                                           ------------------------------------------------------------------
Total from investment operations                               0.54          0.75         (1.06)        (3.76)           0.81
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --            --              --
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   7.81      $   7.27      $   6.52      $   7.58        $  11.34
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                7.43%        11.50%       (13.98%)      (33.16%)          7.69%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  9,228      $ 10,396      $ 11,933      $ 14,347        $ 22,006
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (0.75%)       (0.70%)       (0.81%)       (0.60%)         (0.74%)
Total expenses                                                 1.56%         1.63%         1.46%         1.39%           1.35%
Gross expenses(b)                                              1.56%         1.63%         1.46%         1.39%           1.35%
Net expenses(d)                                                1.56%         1.63%         1.46%         1.39%           1.35%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          44%           54%           33%           44%             89%

                                                                                                                  Year Ended
                                                                                                                September 30,
Class B                                                        2004          2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   7.04      $   6.36      $   7.44      $  11.22        $  10.52
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.11)        (0.10)        (0.13)        (0.13)          (0.17)
Net gain (loss) on securities (realized and unrealized)        0.57          0.78         (0.95)        (3.65)           0.87
                                                           ------------------------------------------------------------------
Total from investment operations                               0.46          0.68         (1.08)        (3.78)           0.70
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --            --              --
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   7.50      $   7.04      $   6.36      $   7.44        $  11.22
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                6.53%        10.69%       (14.52%)      (33.69%)          6.65%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  7,333      $  8,203      $  8,566      $ 11,519        $ 18,199
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.50%)       (1.45%)       (1.56%)       (1.35%)         (1.49%)
Total expenses                                                 2.31%         2.38%         2.21%         2.14%           2.11%
Gross expenses(b)                                              2.31%         2.38%         2.21%         2.14%           2.11%
Net expenses(d)                                                2.31%         2.38%         2.21%         2.14%           2.11%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          44%           54%           33%           44%             89%

                                                         See accompanying notes.
--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                             Select 25(R) Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class C                                                        2004          2003       2002(e)          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   7.06      $   6.38      $   7.47      $  11.26        $  10.55
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.11)        (0.10)        (0.13)        (0.13)          (0.17)
Net gain (loss) on securities (realized and unrealized)        0.57          0.78         (0.96)        (3.66)           0.88
                                                           ------------------------------------------------------------------
Total from investment operations                               0.46          0.68         (1.09)        (3.79)           0.71
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --            --              --
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --            --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   7.52      $   7.06      $   6.38      $   7.47        $  11.26
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                6.52%        10.66%       (14.59%)      (33.66%)          6.73%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  5,866      $  6,225      $  3,954      $  4,531        $  7,294
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.50%)       (1.44%)       (1.56%)       (1.35%)         (1.49%)
Total expenses                                                 2.31%         2.37%         2.21%         2.14%           2.10%
Gross expenses(b)                                              2.31%         2.37%         2.21%         2.14%           2.10%
Net expenses(d)                                                2.31%         2.37%         2.21%         2.14%           2.10%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          44%           54%           33%           44%             89%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

                                                         See accompanying notes.
--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Small Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                RS | investments

                                                      Subadvisor, RS Investments

[PHOTO OMITTED]
Bill Wolfenden
Portfolio Manager

To Our Shareholders:

The Security Small Cap Growth Fund produced returns above the benchmark Russell 2000 Growth Index for the 12-month period ended September 30, 2004. The Fund was up 12.73%(1) versus an 11.93% rise in the Russell 2000 Growth Index.

While the 2003 market environment provided a tailwind, this year investors proceeded with extreme caution, creating a headwind for both growth companies and for small-cap stocks. Mutual fund cash flows on a year-to-date basis flowed overwhelmingly to "value" mutual funds rather than "growth" funds. Investors also favored the larger, more liquid stocks across the market cap strata. According to Prudential Equity Group, stocks in the Russell 2000 Growth Index with market caps of less than $1 billion produced negative returns for the year-to-date period through September 30, 2004, while stocks above $1 billion were slightly positive for the same period. Despite this relative headwind, strong stock selection contributed to positive returns.

Technology constituted approximately 22% of the portfolio on average over the period, in line with the benchmark. The Fund owned a number of Internet-related technology companies that were less dependent on enterprise technology spending or product cycle traction. Jupitermedia Corporation, an Internet advertising company, benefited from the increased spending for advertising online. j2 Global Communications, Inc., an Internet business services company with a dominant market share in the fax to e-mail market, was also a strong performer. j2 Global has focused on marketing fax services for more than eight years and has shown strong organic growth, as well as marketing power. The company has grown close to 50% organically over the last two years, and we anticipate a continuation of similar growth in the near-term.

The consumer sector provided mixed results. Many of our Internet-related positions produced strong returns, such as Infospace, Inc. an Internet search provider. CNET Networks, Inc., a leading provider of branded technology content in both print, broadcast, and the Internet, also produced consistently strong performance in 2004. Longtime holdings Guitar Center, Inc. and Aaron Rents, Inc. produced solid returns. These retailers provide unique retail concepts, have executed consistently, and have produced dependable earnings growth. However, Casual Male Retail Group, Inc. and Charlotte Russe Holding, Inc. detracted from returns.

Over the last several quarters, we have been building our exposure to the energy sector, and it represented nearly 7% of assets at the end of September 2004. The majority of our positions are in the oil service industry, which provide the "picks and shovels" to the exploration segment. We believe many of these companies are still in front of significant earnings expansion as integrated producers and exploration companies continue to expand their search for more oil and natural gas. Superior Energy Services, Inc., a long time holding in the portfolio, is starting to benefit from increased drilling and production activity in the Gulf of Mexico due to prolonged high prices of oil and natural gas.

It has been a rewarding 12-month period for investors in the portfolio. Depending on our research-driven investment process, we have produced solid returns in a tough environment for small cap growth investors. The portfolio maintains an attractive valuation relative to earnings growth rate, which helps provide optimism as we close 2004.

Sincerely,

Bill Wolfenden
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Investments in small company stocks may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Small Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Small Cap Growth Series vs.
Russell 2000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Small Cap Growth Series $13,740

                  DATE                         VALUE
                  ----                         -----
               10/15/1997                     9,425.00
               12/31/1997                     9,063.07
                3/31/1998                    10,128.75
                6/30/1998                     9,921.28
                9/30/1998                     8,204.86
               12/31/1998                    10,006.15
                3/31/1999                    10,015.58
                6/30/1999                    10,572.01
                9/30/1999                    12,241.27
               12/31/1999                    18,728.39
                3/31/2000                    23,780.70
                6/30/2000                    20,741.57
                9/30/2000                    21,370.69
               12/31/2000                    16,926.61
                3/31/2001                    12,356.95
                6/30/2001                    13,572.73
                9/30/2001                    10,271.26
               12/31/2001                    12,042.52
                3/31/2002                    11,665.21
                6/30/2002                    10,428.47
                9/30/2002                     8,258.93
               12/31/2002                     8,751.53
                3/31/2003                     8,248.45
                6/30/2003                    10,522.80
                9/30/2003                    12,189.26
               12/31/2003                    13,572.73
                3/31/2004                    14,453.12
                6/30/2004                    14,222.55
                9/30/2004                    13,740.43

Russell 2000 Growth Index $9,634

                  DATE                         VALUE
                  ----                         -----
               10/15/1997                   $10,000.00
               12/31/1997                     9,180.81
                3/31/1998                    10,271.66
                6/30/1998                     9,680.76
                9/30/1998                     7,516.68
               12/31/1998                     9,294.11
                3/31/1999                     9,137.79
                6/30/1999                    10,485.49
                9/30/1999                     9,970.23
               12/31/1999                    13,299.60
                3/31/2000                    14,534.92
                6/30/2000                    13,462.59
                9/30/2000                    12,927.63
               12/31/2000                    10,315.79
                3/31/2001                     8,747.02
                6/30/2001                    10,319.67
                9/30/2001                     7,421.14
               12/31/2001                     9,363.46
                3/31/2002                     9,179.82
                6/30/2002                     7,739.04
                9/30/2002                     6,073.63
               12/31/2002                     6,529.39
                3/31/2003                     6,275.55
                6/30/2003                     7,790.90
                9/30/2003                     8,606.49
               12/31/2003                     9,698.35
                3/31/2004                    10,240.11
                6/30/2004                    10,249.93
                9/30/2004                     9,633.73

                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

------------------------------------------------------
Portfolio Composition by Sector
------------------------------------------------------
Consumer Discretionary                          15.33%
------------------------------------------------------
Consumer Staples                                 0.43
------------------------------------------------------
Energy                                           7.92
------------------------------------------------------
Exchange Traded Funds                            1.19
------------------------------------------------------
Financials                                       8.89
------------------------------------------------------
Health Care                                     19.39
------------------------------------------------------
Industrials                                     12.40
------------------------------------------------------
Information Technology                          24.93
------------------------------------------------------
Materials                                        0.52
------------------------------------------------------
Cash & other assets, less liabilities            9.00
------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
Periods Ended 9-30-04            1 Year         5 Years         Since Inception
--------------------------------------------------------------------------------
A Shares                         12.73%          2.35%          5.57% (10-15-97)
--------------------------------------------------------------------------------
A Shares with sales charge        6.24%          1.14%          4.68% (10-15-97)
--------------------------------------------------------------------------------
B Shares                         11.88%          1.49%          4.58% (10-15-97)
--------------------------------------------------------------------------------
B Shares with CDSC                7.88%          1.49%          4.58% (10-15-97)
--------------------------------------------------------------------------------
C Shares                         11.84%          1.55%          3.94% (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC               11.84%          1.55%          3.94% (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
                            Beginning           Ending             Expenses Paid
                          Account Value      Account Value            During
                             04-01-04         09-30-04(1)            Period(2)
--------------------------------------------------------------------------------
Small Cap Growth
Series - Class A
   Actual                   $1,000.00          $  950.70              $10.59
   Hypothetical              1,000.00           1,014.28               10.94
--------------------------------------------------------------------------------
Small Cap Growth
Series - Class B
   Actual                    1,000.00             946.60               14.24
   Hypothetical              1,000.00           1,010.51               14.71
--------------------------------------------------------------------------------
Small Cap Growth
Series - Class C
   Actual                    1,000.00             946.80               14.24
   Hypothetical              1,000.00           1,010.51               14.71
--------------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -4.93%, -5.34% and -5.32%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (2.16%, 2.91% and 2.91% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Small Cap Growth Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number          Market
                                                      of Shares        Value
--------------------------------------------------------------------------------
Common Stocks - 91.0%
Aerospace & Defense - 2.1%
Applied Signal Technology, Inc.                        10,450       $   334,295
Engineered Support Systems, Inc.                        8,650           394,786
                                                                    -----------
                                                                        729,081
                                                                    -----------
Air Freight & Logistics - 1.9%
Dynamex, Inc.*                                         17,950           309,458
Forward Air Corporation*                                9,090           363,782
                                                                    -----------
                                                                        673,240
                                                                    -----------
Apparel Retail - 2.9%
Casual Male Retail Group, Inc.*                        51,600           270,384
Charlotte Russe Holding, Inc.*                         28,450           326,606
Jos. A. Bank Clothiers, Inc.*                          14,387           398,232
                                                                    -----------
                                                                        995,222
                                                                    -----------
Apparel, Accessories & Luxury Goods - 1.8%
Ashworth, Inc.*                                        41,250           338,250
Oxford Industries, Inc.                                 8,140           303,215
                                                                    -----------
                                                                        641,465
                                                                    -----------
Application Software - 1.4%
SafeNet, Inc.*                                         10,650           280,947
Synplicity, Inc.*                                      39,450           203,562
                                                                    -----------
                                                                        484,509
                                                                    -----------
Biotechnology - 3.7%
Alexion Pharmaceuticals, Inc.*                         18,050           324,900
Connetics Corporation*                                  7,830           211,567
Nabi Biopharmaceuticals*                               13,700           183,306
Oscient Pharmaceutical Corporation*                    15,300            54,315
QLT, Inc.*                                             14,800           246,420
Rigel Pharmaceuticals, Inc.*                           10,200           258,060
                                                                    -----------
                                                                      1,278,568
                                                                    -----------
Casinos & Gaming - 2.6%
Multimedia Games, Inc.*                                15,760           244,280
Scientific Games Corporation*                          35,150           671,365
                                                                    -----------
                                                                        915,645
                                                                    -----------
Communications Equipment - 0.8%
NetSolve, Inc.*                                        26,050           282,121
                                                                    -----------
                                                                        282,121
                                                                    -----------
Computer Storage & Peripherals - 0.9%
M-Systems Flash Disk Pioneers, Ltd.*                   19,700           325,444
                                                                    -----------
                                                                        325,444
                                                                    -----------
Construction & Farm Machinery - 0.8%
Wabash National Corporation*                            9,900           271,953
                                                                    -----------
                                                                        271,953
                                                                    -----------
Consumer Finance - 0.9%
EZCORP, Inc.*                                          34,750           302,360
                                                                    -----------
                                                                        302,360
                                                                    -----------
Data Processing & Outsourced Services - 1.2%
Open Solutions, Inc.*                                  16,700           416,999
                                                                    -----------
                                                                        416,999
                                                                    -----------
Distributors - 0.8%
Beacon Roofing Supply, Inc.*                           16,250           266,500
                                                                    -----------
                                                                        266,500
                                                                    -----------
Diversified Banks - 0.6%
Signature Bank*                                         8,150           218,012
                                                                    -----------
                                                                        218,012
                                                                    -----------
Diversified Commercial Services - 3.4%
Laureate Education, Inc.*                              11,040           410,909
Marlin Business Services, Inc.*                        17,210           322,860
Navigant Consulting, Inc.*                             20,600           452,376
                                                                    -----------
                                                                      1,186,145
                                                                    -----------
Diversified Metals & Mining - 0.5%
Brush Engineered Materials, Inc.*                       8,700           180,177
                                                                    -----------
                                                                        180,177
                                                                    -----------
Electronic Equipment Manufacturers - 1.8%
BEI Technologies, Inc.                                 11,250           308,250
Sypris Solutions, Inc.                                 23,150           315,997
                                                                    -----------
                                                                        624,247
                                                                    -----------
Employment Services - 1.0%
Kforce, Inc.*                                          41,900           351,122
                                                                    -----------
                                                                        351,122
                                                                    -----------
Exchange Traded Funds - 1.2%
iShares Russell 2000 Growth Index Fund                  7,100           415,847
                                                                    -----------
                                                                        415,847
                                                                    -----------
Health Care Equipment - 5.0%
ArthroCare Corporation*                                10,140           297,001
Closure Medical Corporation*                           18,000           256,320
Endocardial Solutions, Inc.*                           20,000           231,400
Hologic, Inc.*                                         14,700           283,269
Intuitive Surgical, Inc.*                               7,260           179,685
Spectranetics Corporation*                             54,250           277,217
ThermoGenesis Corporation*                             47,000           225,600
                                                                    -----------
                                                                      1,750,492
                                                                    -----------
Health Care Facilities - 1.2%
Kindred Healthcare, Inc.*                              16,900           412,360
                                                                    -----------
                                                                        412,360
                                                                    -----------
Health Care Services - 5.0%
Amedisys, Inc.*                                         3,200            95,840
America Service Group, Inc.*                           11,900           488,376
LabOne, Inc.*                                          14,700           429,681
Merge Technologies, Inc.*                              21,750           375,405
Providence Service Corporation*                        18,950           367,061
                                                                    -----------
                                                                      1,756,363
                                                                    -----------
Health Care Supplies - 0.7%
Orthovita, Inc.*                                       56,850           254,404
                                                                    -----------
                                                                        254,404
                                                                    -----------
Industrial Machinery - 1.1%
Ceradyne, Inc.*                                         8,800           386,408
                                                                    -----------
                                                                        386,408
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number           Market
                                                      of Shares          Value
--------------------------------------------------------------------------------
Common Stocks (continued)
Internet Software & Services - 10.3%
CNET Networks, Inc.*                                   37,800       $   345,870
Digitas, Inc.*                                         59,000           456,070
Embarcadero Technologies Inc.*                         34,700           293,562
InfoSpace, Inc.*                                       10,180           482,430
j2 Global Communications, Inc.*                        13,550           428,044
Jupitermedia Corporation*                              16,100           286,580
Keynote Systems, Inc.*                                 36,050           510,468
Radware, Ltd.*                                         14,850           326,700
ValueClick, Inc.*                                      49,350           465,864
                                                                    -----------
                                                                      3,595,588
                                                                    -----------
IT Consulting & Other Services - 0.8%
Lionbridge Technologies, Inc.*                         30,300           260,277
                                                                    -----------
                                                                        260,277
                                                                    -----------
Leisure Products - 1.2%
K2, Inc.*                                              29,350           419,998
                                                                    -----------
                                                                        419,998
                                                                    -----------
Managed Health Care - 1.4%
American Medical Security Group, Inc.*                 14,800           473,452
                                                                    -----------
                                                                        473,452
                                                                    -----------
Movies & Entertainment - 1.3%
Image Entertainment, Inc.*                             50,400           208,656
NTN Communications, Inc.*                              87,900           228,540
                                                                    -----------
                                                                        437,196
                                                                    -----------
Oil & Gas Drilling -  3.6%
Grey Wolf, Inc.*                                       74,950           366,505
Patterson-Uti Energy, Inc.                             24,750           471,982
Unit Corporation*                                      11,900           417,452
                                                                    -----------
                                                                      1,255,939
                                                                    -----------
Oil & Gas Equipment & Services - 4.3%
Cal Dive International, Inc.*                           9,990           355,844
Maverick Tube Corporation*                             12,810           394,676
Oil States International, Inc.*                        19,500           364,650
Superior Energy Services, Inc.*                        29,900           386,308
                                                                    -----------
                                                                      1,501,478
                                                                    -----------
Packaged Foods & Meats - 0.4%
Peet's Coffee & Tea, Inc.*                              6,350           148,526
                                                                    -----------
                                                                        148,526
                                                                    -----------
Pharmaceuticals - 2.4%
AtheroGenics, Inc.*                                     6,050           199,347
Bradley Pharmaceuticals, Inc.*                         13,650           277,778
Cypress Bioscience, Inc.*                              18,650           217,646
Discovery Laboratories, Inc.*                           8,300            55,610
Durect Corporation*                                    53,200            74,480
                                                                    -----------
                                                                        824,861
                                                                    -----------
Property & Casualty Insurance -  3.0%
Affirmative Insurance Holdings, Inc.*                  18,150           286,407
Infinity Property & Casualty Corporation               16,050           473,957
ProAssurance Corporation*                               8,430           295,219
                                                                    -----------
                                                                      1,055,583
                                                                    -----------

                                                     Principal
                                                     Amount or
                                                       Number          Market
                                                     of Shares         Value
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 1.9%
BioMed Realty Trust, Inc.                              18,200       $   320,138
Saxon Capital, Inc.*                                   16,150           347,225
                                                                    -----------
                                                                        667,363
                                                                    -----------
Regional Banks - 2.5%
Nara Bancorp, Inc.                                     13,300           267,995
PrivateBancorp, Inc.                                    9,860           265,826
Southwest Bancorporation of Texas, Inc.                15,750           317,205
                                                                    -----------
                                                                        851,026
                                                                    -----------
Restaurants - 1.0%
Rare Hospitality International, Inc.*                  12,650           337,123
                                                                    -----------
                                                                        337,123
                                                                    -----------
Semiconductor Equipment - 2.5%
FormFactor, Inc.*                                      13,750           266,338
LogicVision, Inc.*                                     69,250           117,033
Mykrolis Corporation*                                  18,100           182,267
Ultratech, Inc.*                                       19,500           305,565
                                                                    -----------
                                                                        871,203
                                                                    -----------
Semiconductors - 5.2%
Microsemi Corporation*                                 20,500           289,050
O2Micro International, Ltd.*                           29,850           320,589
SRS Labs, Inc.*                                        51,250           272,650
Sigmatel, Inc.*                                        16,150           342,542
Silicon Image, Inc.*                                   24,500           309,680
Zoran Corporation*                                     18,200           286,104
                                                                    -----------
                                                                      1,820,615
                                                                    -----------
Specialty Stores - 3.8%
Aaron Rents, Inc.                                      25,675           558,688
Cost Plus, Inc.*                                       12,430           439,773
Guitar Center, Inc.*                                    7,550           326,915
                                                                    -----------
                                                                      1,325,376
                                                                    -----------
Trucking - 2.1%
Old Dominion Freight Line, Inc.*                       13,200           380,292
Vitran Corporation, Inc.*                              22,750           338,293
                                                                    -----------
                                                                        718,585
                                                                    -----------
Total common stocks
   (cost $26,947,537)                                                31,682,873
                                                                    -----------
Repurchase Agreement - 8.8%
United Missouri Bank, 1.35%, dated 9-30-04,
   matures 10-01-04; repurchase amount
   of $3,052,114 (Collateralized by U.S.
   Treasury Note, 10-31-04 with a value
   of $3,113,221)                                  $3,052,000         3,052,000
                                                                    -----------
Total repurchase agreement
   (cost $3,052,000)                                                  3,052,000
                                                                    -----------
Total investments
   (cost $29,999,537) - 99.8%                                        34,734,873
Cash & other assets, less liabilities - 0.2%                             86,774
                                                                    -----------
Total net assets - 100.0%                                           $34,821,647
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $30,146,049.

*     Non-income producing security

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------
Assets:
Investments, at value(1) .....................................     $ 34,734,873
Cash .........................................................            2,543
Receivables:
   Fund shares sold ..........................................           57,692
   Securities sold ...........................................          422,755
   Dividends .................................................            4,119
Prepaid expenses .............................................            9,676
                                                                   ------------
Total assets .................................................       35,231,658
                                                                   ------------

Liabilities:
Payable for:
   Securities purchased ......................................          288,935
   Fund shares redeemed ......................................           20,508
   Management fees ...........................................           27,421
   Custodian fees ............................................            3,600
   Transfer and administration fees ..........................           25,404
   Professional fees .........................................            7,285
   12b-1 distribution plan fees ..............................           34,293
    Other ....................................................            2,565
                                                                   ------------
Total liabilities ............................................          410,011
                                                                   ------------
Net Assets ...................................................     $ 34,821,647
                                                                   ============
Net assets consist of:
Paid in capital ..............................................     $ 38,994,077
Accumulated undistributed net investment
   income ....................................................               --
Accumulated undistributed net realized
   loss on sale of investments ...............................       (8,907,766)
Net unrealized appreciation
   in value of investments ...................................        4,735,336
                                                                   ------------
Net assets ...................................................     $ 34,821,647
                                                                   ============
Class A:
Capital shares outstanding ...................................        1,635,623
Net assets ...................................................     $ 21,443,126
Net asset value and redemption price
  per share ..................................................     $      13.11
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) .......................     $      13.91
                                                                   ============
Class B:
Capital shares outstanding ...................................          753,173
Net assets ...................................................     $  9,218,389
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) .........................     $      12.24
                                                                   ============
Class C:
Capital shares outstanding ...................................          333,620
Net assets ...................................................     $  4,160,132
Net asset value, offering and redemption
   price per share (excluding any applicable
   contingent deferred sales charge) .........................     $      12.47
                                                                   ============

(1) Investments, at cost .....................................     $ 29,999,537

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------
Investment Income:
   Dividends .................................................     $     26,550
   Interest ..................................................           16,976
                                                                   ------------
   Total investment income ...................................           43,526
                                                                   ------------
Expenses:
   Management fees ...........................................          299,756
   Custodian fees ............................................           22,637
   Transfer agent/maintenance fees ...........................          156,009
   Administration fees .......................................           30,162
   Directors' fees ...........................................              943
   Professional fees .........................................            9,173
   Reports to shareholders ...................................            3,537
   Registration fees .........................................           27,945
   Other expenses ............................................            1,738
   12b-1 distribution plan fees - Class A ....................           44,296
   12b-1 distribution plan fees - Class B ....................           80,395
   12b-1 distribution plan fees - Class C ....................           42,178
                                                                   ------------
   Total expenses ............................................          718,769
   Less:  Earnings credits ...................................           (2,231)
                                                                   ------------
   Net expenses ..............................................          716,538
                                                                   ------------
   Net investment loss .......................................         (673,012)
                                                                   ------------
Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments ...............................................        4,201,550
                                                                   ------------
    Net realized gain ........................................        4,201,550
                                                                   ------------

Net change in unrealized depreciation
   during the period on:
   Investments ...............................................          (49,010)
                                                                   ------------
   Net unrealized depreciation ...............................          (49,010)
                                                                   ------------
   Net gain ..................................................        4,152,540
                                                                   ------------
   Net increase in net assets
    resulting from operations ................................     $  3,479,528
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Year Ended          Year Ended
                                                               September 30, 2004  September 30, 2003
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss .....................................      $   (673,012)       $   (414,114)
   Net realized gain during the period on investments ......         4,201,550           2,366,986
   Net change in unrealized appreciation (depreciation)
    during the period on investments .......................           (49,010)          5,227,406
                                                                  ------------        ------------
   Net increase in net assets resulting from operations ....         3,479,528           7,180,278
                                                                  ------------        ------------
Capital share transactions:
   Proceeds from sale of shares
    Class A ................................................        12,131,835           6,184,996
    Class B ................................................         4,066,427           2,757,770
    Class C ................................................         2,162,637           1,133,518
   Cost of shares redeemed
    Class A ................................................        (7,250,354)         (4,215,103)
    Class B ................................................        (2,615,904)         (2,226,918)
    Class C ................................................        (1,929,569)           (842,930)
                                                                  ------------        ------------
   Net increase from capital share transactions ............         6,565,072           2,791,333
                                                                  ------------        ------------
   Net increase in net assets ..............................        10,044,600           9,971,611
                                                                  ------------        ------------
Net assets:
   Beginning of period .....................................        24,777,047          14,805,436
                                                                  ------------        ------------
   End of period ...........................................      $ 34,821,647        $ 24,777,047
                                                                  ============        ============
   Accumulated net investment income at end of period ......      $         --        $         --
                                                                  ============        ============
Capital Share Activity:
   Shares sold
    Class A ................................................           956,806             655,128
    Class B ................................................           342,362             304,029
    Class C ................................................           172,645             130,394
   Shares redeemed
    Class A ................................................          (559,729)           (476,304)
    Class B ................................................          (214,052)           (253,852)
    Class C ................................................          (155,932)            (97,903)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class A                                                        2004          2003       2002(f)          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  11.63      $   7.88      $   9.80      $  22.08        $  12.98
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.25)        (0.18)        (0.20)        (0.18)          (0.19)
Net gain (loss) on securities (realized and unrealized)        1.73          3.93         (1.72)       (10.78)           9.75
                                                           ------------------------------------------------------------------
Total from investment operations                               1.48          3.75         (1.92)       (10.96)           9.56
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (1.32)          (0.46)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (1.32)          (0.46)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.11      $  11.63      $   7.88      $   9.80        $  22.08
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               12.73%        47.59%       (19.59%)      (51.94%)         74.58%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $ 21,443      $ 14,406      $  8,350      $ 17,235        $ 38,172
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.95%)       (2.01%)       (1.93%)       (1.32%)         (0.97%)
Total expenses                                                 2.09%         2.25%         2.14%         1.91%           1.55%
Gross expenses(b)                                              2.09%         2.51%         2.14%         1.91%           1.64%
Net expenses(d)                                                2.09%         2.25%         2.14%         1.91%           1.55%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         157%          206%          302%          394%            318%

                                                                                                                  Year Ended
                                                                                                                September 30,
Class B                                                        2004          2003       2002(f)          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  10.94      $   7.47      $   9.37      $  21.34        $  12.69
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.33)        (0.24)        (0.26)        (0.28)          (0.31)
Net gain (loss) on securities (realized and unrealized)        1.63          3.71         (1.64)       (10.37)           9.42
                                                           ------------------------------------------------------------------
Total from investment operations                               1.30          3.47         (1.90)       (10.65)           9.11
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (1.32)          (0.46)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (1.32)          (0.46)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  12.24      $  10.94      $   7.47      $   9.37        $  21.34
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               11.88%        46.45%       (20.28%)      (52.31%)         72.70%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  9,218      $  6,838      $  4,292      $  6,173        $ 11,688
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (2.69%)       (2.76%)       (2.69%)       (2.07%)         (1.81%)
Total expenses                                                 2.84%         3.00%         2.90%         2.67%           2.44%
Gross expenses(b)                                              2.84%         3.23%         2.90%         2.67%           2.48%
Net expenses(d)                                                2.83%         3.00%         2.90%         2.67%           2.44%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         157%          206%          302%          394%            318%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Small Cap Growth Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class C                                                        2004          2003     2002(e,f)          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  11.15      $   7.61      $   9.53      $  21.74        $  12.86
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.33)        (0.24)        (0.26)        (0.28)          (0.35)
Net gain (loss) on securities (realized and unrealized)        1.65          3.78         (1.66)       (10.61)           9.69
                                                           ------------------------------------------------------------------
Total from investment operations                               1.32          3.54         (1.92)       (10.89)           9.34
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (1.32)          (0.46)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (1.32)          (0.46)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  12.47      $  11.15      $   7.61      $   9.53        $  21.74
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               11.84%        46.52%       (20.15%)       52.46%)         73.54%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  4,160      $  3,533      $  2,164      $  2,339        $  3,741
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (2.69%)       (2.76%)       (2.69%)       (2.09%)         (1.81%)
Total expenses                                                 2.83%         3.00%         2.91%         2.68%           2.39%
Gross expenses(b)                                              2.83%         3.23%         2.91%         2.68%           2.47%
Net expenses(d)                                                2.82%         3.00%         2.91%         2.68%           2.39%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         157%          206%          302%          394%            318%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) RS Investments, Inc. became the sub-adviser of Small Cap Growth Series effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital management, Inc. for sub-advisory services.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

                                       Advisor, Security Management Company, LLC

[PHOTO OMITTED]
Mark Mitchell
Portfolio Manager

To Our Shareholders:

Fiscal year 2004 was a normal year in many respects; market returns were positive, but not as spectacular as in fiscal year 2003. The Social Awareness Series returned 5.04%(1) for the one-year period ended September 30, 2004, lagging the benchmark Domini Social Index 400 Index's return of 12.24% and the Fund's peer group median return of 10.40%. As in 2003, the market favored lower-quality, higher-beta stocks, and in that environment, the Fund tends to underperform. Although disappointing for this particular period, we believe that our approach delivers positive performance over the long term.

Our approach to managing the Social Awareness Series is based on our investment philosophy described below.

We understand a company's growth potential over the long term based on our bottom-up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking.

Once we determine that companies meet our investment criteria, we review them to ensure they meet our social criteria as well. We employ this philosophy to a universe of value and growth companies.

Materials and Energy Stocks are Top Performers

Praxair, the funds only material sector holding, had a great year and gained 40%. The company benefited from an improvement in the overall global economy.

In the energy sector, BJ Services was up 53% as a result of the substantial price appreciation of crude oil.

Technology and Healthcare Disappointing

Following an extremely strong year in 2003, technology stocks had a difficult time in 2004. Adverse stock selection in Veritas and not owning Yahoo had a negative impact on the Fund. Veritas was down over 40% due to a delay in filing its financials. This has now been completed and the company looks fine. Yahoo was up over 90% as they benefited from strong online advertising trends and positive sentiment generated by the Google IPO.

Overall, healthcare as a sector underperformed the index. Cardinal Health and Amgen both had a negative impact on the fund. Cardinal was down more than 18% as a result of undergoing a substantial industry change in how pharmaceutical manufacturers price and distribute their products. Merck impacted the Fund negatively due to concerns over pharmaceutical industry and company-specific growth prospects. Additionally, Merck experienced a significant product recall that hurt the company's performance.

2005 Market Outlook

Our outlook for the equity market continues to be guardedly optimistic. As in prior years, there are many potential positive and negative influences. We believe the most significant issue in 2005 will be a slowing profit cycle. In such an environment, more normal equity returns are likely. Skilled stock picking versus owning beta will be critical. This favors our focus on identifying good companies at attractive valuations.

We continue to believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value.(2) We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

(2) Dollar cost averaging does not assure profits or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Social Awareness Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Social Awareness Series vs.
Domini Social Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Social Awareness Series $12,399

                  DATE                         VALUE
                  ----                         -----
                11/1/1996                     9,425.00
               12/31/1996                     9,440.95
                3/31/1997                     9,007.54
                6/30/1997                    10,433.42
                9/30/1997                    11,300.25
               12/31/1997                    11,543.52
                3/31/1998                    13,047.83
                6/30/1998                    13,337.36
                9/30/1998                    12,191.82
               12/31/1998                    15,056.73
                3/31/1999                    15,472.31
                6/30/1999                    16,444.12
                9/30/1999                    15,376.41
               12/31/1999                    17,395.06
                3/31/2000                    18,355.32
                6/30/2000                    17,784.35
                9/30/2000                    16,895.46
               12/31/2000                    15,224.03
                3/31/2001                    13,437.64
                6/30/2001                    14,026.49
                9/30/2001                    11,876.20
               12/31/2001                    13,232.53
                3/31/2002                    13,192.84
                6/30/2002                    11,465.99
                9/30/2002                     9,758.99
               12/31/2002                    10,480.17
                3/31/2003                    10,189.05
                6/30/2003                    11,545.39
                9/30/2003                    11,803.42
               12/31/2003                    12,822.33
                3/31/2004                    12,888.49
                6/30/2004                    13,047.28
                9/30/2004                    12,398.88

Domini Social Index $19,425

                  DATE                         VALUE
                  ----                         -----
               11/1/1996                    $10,000.00
              12/31/1996                     10,553.42
               3/31/1997                     10,912.97
               6/30/1997                     12,857.55
               9/30/1997                     13,937.09
              12/31/1997                     14,590.67
               3/31/1998                     16,693.50
               6/30/1998                     17,352.54
               9/30/1998                     15,687.26
              12/31/1998                     19,631.95
               3/31/1999                     20,652.83
               6/30/1999                     22,054.81
               9/30/1999                     20,722.25
              12/31/1999                     24,442.96
               3/31/2000                     25,223.63
               6/30/2000                     23,868.27
               9/30/2000                     22,758.31
              12/31/2000                     20,947.73
               3/31/2001                     18,427.12
               6/30/2001                     19,421.49
               9/30/2001                     16,665.94
              12/31/2001                     18,415.79
               3/31/2002                     18,453.04
               6/30/2002                     16,227.21
               9/30/2002                     13,469.96
              12/31/2002                     14,715.09
               3/31/2003                     14,219.65
               6/30/2003                     16,406.57
               9/30/2003                     16,969.49
              12/31/2003                     18,905.61
               3/31/2004                     19,704.28
               6/30/2004                     20,156.64
               9/30/2004                     19,425.31


                             $10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-------------------------------------------------------
Portfolio Composition by Sector
-------------------------------------------------------
Consumer Discretionary                           15.13%
-------------------------------------------------------
Consumer Staples                                 11.75
-------------------------------------------------------
Energy                                            1.09
-------------------------------------------------------
Financials                                       21.92
-------------------------------------------------------
Health Care                                      16.69
-------------------------------------------------------
Industrials                                       5.93
-------------------------------------------------------
Information Technology                           16.94
-------------------------------------------------------
Materials                                         1.86
-------------------------------------------------------
Telecommunication Services                        4.35
-------------------------------------------------------
Cash & other assets, less liabilities             4.34
-------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
Periods Ended 9-30-04            1 Year         5 Years         Since Inception
--------------------------------------------------------------------------------
A Shares                          5.04%         (4.21%)         3.53% (11-1-96)
--------------------------------------------------------------------------------
A Shares with sales charge       (1.00%)        (5.34%)         2.76% (11-1-96)
--------------------------------------------------------------------------------
B Shares                          4.27%         (5.10%)         2.51% (11-1-96)
--------------------------------------------------------------------------------
B Shares with CDSC                0.27%         (5.10%)         2.51% (11-1-96)
--------------------------------------------------------------------------------
C Shares                          4.29%         (5.10%)        (4.92%) (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                4.29%         (5.10%)        (4.92%) (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

See accompanying notes.


--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Social Awareness Series
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
                             Beginning            Ending           Expenses Paid
                           Account Value       Account Value          During
                              04-01-04          09-30-04(1)          Period(2)
--------------------------------------------------------------------------------
Social Awareness
Series - Class A
   Actual                    $1,000.00           $  962.00            $ 8.58
   Hypothetical               1,000.00            1,016.39              8.58
--------------------------------------------------------------------------------
Social Awareness
Series - Class B
   Actual                     1,000.00              958.50             12.21
   Hypothetical               1,000.00            1,012.67             12.55
--------------------------------------------------------------------------------
Social Awareness
Series - Class C
   Actual                     1,000.00              958.40             12.21
   Hypothetical               1,000.00            1,012.67             12.55
--------------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -3.80%, -4.15% and -4.16%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.74%, 2.48% and 2.48% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


--------------------------------------------------------------------------------

                                                            Security Equity Fund
                                                         Social Awareness Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number           Market
                                                      of Shares         Value
--------------------------------------------------------------------------------
Common Stocks - 95.7%
Advertising - 0.5%
Omnicom Group, Inc.                                     1,100       $    80,366
                                                                    -----------
                                                                         80,366
                                                                    -----------
Air Freight & Logistics - 2.1%
FedEx Corporation                                       4,200           359,898
                                                                    -----------
                                                                        359,898
                                                                    -----------
Airlines - 1.4%
Southwest Airlines Company                             17,800           242,436
                                                                    -----------
                                                                        242,436
                                                                    -----------
Asset Management & Custody Banks - 0.8%
Bank of New York Company, Inc.                          4,700           137,099
                                                                    -----------
                                                                        137,099
                                                                    -----------
Biotechnology - 5.1%
Amgen, Inc.*                                           12,200           691,496
Chiron Corporation*                                     3,900           172,380
                                                                    -----------
                                                                        863,876
                                                                    -----------
Broadcasting & Cable TV - 2.1%
Comcast Corporation*                                   12,537           354,045
                                                                    -----------
                                                                        354,045
                                                                    -----------
Communications Equipment - 3.0%
ADC Telecommunications, Inc.*                          77,500           140,275
Cisco Systems, Inc.*                                   20,700           374,670
                                                                    -----------
                                                                        514,945
                                                                    -----------
Computer Hardware - 2.7%
Dell, Inc.*                                            12,800           455,680
                                                                    -----------
                                                                        455,680
                                                                    -----------
Construction & Engineering - 1.1%
Shaw Group, Inc.*                                      15,000           180,000
                                                                    -----------
                                                                        180,000
                                                                    -----------
Consumer Finance - 3.9%
American Express Company                                6,200           319,052
MBNA Corporation                                       13,300           335,160
                                                                    -----------
                                                                        654,212
                                                                    -----------
Department Stores - 1.6%
Kohl's Corporation*                                     5,500           265,045
                                                                    -----------
                                                                        265,045
                                                                    -----------
Diversified Banks - 4.4%
Bank of America Corporation                             6,000           259,980
Wells Fargo & Company                                   8,200           488,966
                                                                    -----------
                                                                        748,946
                                                                    -----------
Diversified Capital Markets - 1.2%
J.P. Morgan Chase & Company                             5,300           210,569
                                                                    -----------
                                                                        210,569
                                                                    -----------
Drug Retail - 2.1%
CVS Corporation                                         8,300           349,679
                                                                    -----------
                                                                        349,679
                                                                    -----------
General Merchandise Stores - 1.6%
Target Corporation                                      5,900           266,975
                                                                    -----------
                                                                        266,975
                                                                    -----------
Health Care Equipment - 4.1%
Boston Scientific Corporation*                         11,700           464,841
Medtronic, Inc.                                         4,600           238,740
                                                                    -----------
                                                                        703,581
                                                                    -----------
Home Improvement Retail - 4.1%
Home Depot, Inc.                                       11,600           454,720
Lowe's Companies, Inc.                                  4,300           233,705
                                                                    -----------
                                                                        688,425
                                                                    -----------
Household Products - 4.5%
Colgate-Palmolive Company                               5,300           239,454
Procter & Gamble Company                                9,800           530,376
                                                                    -----------
                                                                        769,830
                                                                    -----------
Industrial Conglomerates - 1.3%
3M Company                                              2,800           223,916
                                                                    -----------
                                                                        223,916
                                                                    -----------
Industrial Gases - 1.9%
Praxair, Inc.                                           7,400           316,276
                                                                    -----------
                                                                        316,276
                                                                    -----------
Insurance Brokers - 0.8%
Marsh & McLennan Companies, Inc.                        3,000           137,280
                                                                    -----------
                                                                        137,280
                                                                    -----------
Integrated Telecommunication Services - 4.3%
SBC Communications, Inc.                               10,948           284,101
Verizon Communications, Inc.                           11,500           452,870
                                                                    -----------
                                                                        736,971
                                                                    -----------
Investment Banking & Brokerage - 1.7%
Goldman Sachs Group, Inc.                               1,800           167,832
Merrill Lynch & Company, Inc.                           2,500           124,300
                                                                    -----------
                                                                        292,132
                                                                    -----------
Life & Health Insurance - 1.0%
AFLAC, Inc.                                             4,400           172,524
                                                                    -----------
                                                                        172,524
                                                                    -----------
Managed Health Care - 1.4%
UnitedHealth Group, Inc.                                3,300           243,342
                                                                    -----------
                                                                        243,342
                                                                    -----------
Motorcycle Manufacturers - 1.0%
Harley-Davidson, Inc.                                   2,900           172,376
                                                                    -----------
                                                                        172,376
                                                                    -----------
Movies & Entertainment - 4.4%
Time Warner, Inc.*                                     18,500           298,590
Viacom, Inc. (Cl.B)                                    13,100           439,636
                                                                    -----------
                                                                        738,226
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Principal
                                                     Amount or
                                                       Number          Market
                                                     of Shares         Value
--------------------------------------------------------------------------------
Common Stocks (continued)
Multi-Line Insurance - 5.3%
American International Group, Inc.                     13,154       $   894,340
                                                                    -----------
                                                                        894,340
                                                                    -----------
Oil & Gas Equipment & Services - 0.9%
BJ Services Company                                     2,900           151,989
                                                                    -----------
                                                                        151,989
                                                                    -----------
Oil & Gas Exploration & Production - 0.2%
Anadarko Petroleum Corporation                            500            33,180
                                                                    -----------
                                                                         33,180
                                                                    -----------
Pharmaceuticals - 6.0%
Johnson & Johnson                                      12,904           726,882
Merck & Company, Inc.                                   8,900           293,700
                                                                    -----------
                                                                      1,020,582
                                                                    -----------
Property & Casualty Insurance -  2.8%
Chubb Corporation                                       6,700           470,876
                                                                    -----------
                                                                        470,876
                                                                    -----------
Semiconductor Equipment - 0.4%
Applied Materials, Inc.*                                4,600            75,854
                                                                    -----------
                                                                         75,854
                                                                    -----------
Semiconductors - 2.6%
Analog Devices, Inc.                                    1,100            42,658
Intel Corporation                                      19,500           391,170
                                                                    -----------
                                                                        433,828
                                                                    -----------
Soft Drinks - 5.2%
Coca-Cola Company                                       9,300           372,465
PepsiCo, Inc.                                          10,300           501,095
                                                                    -----------
                                                                        873,560
                                                                    -----------
Systems Software - 8.2%
Microsoft Corporation                                  40,200         1,111,530
Oracle Corporation*                                    14,300           161,304
Veritas Software Corporation*                           6,700           119,260
                                                                    -----------
                                                                      1,392,094
Total common stocks
   (cost $17,693,288)                                                16,224,953
                                                                    -----------
Repurchase Agreement - 5.5%
United Missouri Bank, 1.35%, dated 9-30-04,
   matures 10-01-04; repurchase amount
   of $938,035 (Collateralized by U.S.
   Treasury Note, 10-31-04, with a
   value of $957,681)                                $938,000           938,000
                                                                    -----------
Total repurchase agreement
   (cost $938,000)                                                      938,000
                                                                    -----------
Total investments
   (cost $18,631,288) - 101.2%                                       17,162,953
Liabilities, less cash & other assets - (1.2%)                         (202,117)
                                                                    -----------
Total net assets - 100.0%                                           $16,960,836
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $18,632,092.

*     Non-income producing security

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------
Assets:
Investments, at value(1) .....................................     $ 17,162,953
Cash .........................................................            1,173
Receivables:
   Fund shares sold ..........................................            7,625
   Securities sold ...........................................           33,784
   Dividends .................................................           11,091
Prepaid expenses .............................................           11,286
                                                                   ------------
Total assets .................................................       17,227,912
                                                                   ------------
Liabilities:
Payable for:
   Securities purchased ......................................          224,824
   Fund shares redeemed ......................................              654
   Management fees ...........................................           10,594
   Custodian fees ............................................              700
   Transfer and administration fees ..........................            4,913
   Professional fees .........................................            7,227
   12b-1 distribution plan fees ..............................           15,810
   Other .....................................................            2,354
                                                                   ------------
Total liabilities ............................................          267,076
                                                                   ------------
Net Assets ...................................................     $ 16,960,836
                                                                   ============
Net assets consist of:
Paid in capital ..............................................     $ 19,890,512
Accumulated undistributed net investment
   income ....................................................               --
Accumulated undistributed net realized
   loss on sale of investments ...............................       (1,461,341)
Net unrealized depreciation
   in value of investments ...................................       (1,468,335)
                                                                   ------------
Net assets ...................................................     $ 16,960,836
                                                                   ============
Class A:
Capital shares outstanding ...................................          518,054
Net assets ...................................................     $  9,707,914
Net asset value and redemption price
   per share .................................................     $      18.74
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) .......................     $      19.88
                                                                   ============
Class B:
Capital shares outstanding ...................................          325,181
Net assets ...................................................     $  5,638,684
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .........................     $      17.34
                                                                   ============
Class C:
Capital shares outstanding ...................................           91,003
Net assets ...................................................     $  1,614,238
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .........................     $      17.74
                                                                   ============
(1) Investments, at cost .....................................     $ 18,631,288

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------
Investment Income:
   Dividends .................................................     $    211,938
   Interest ..................................................            5,407
                                                                   ------------
   Total investment income ...................................          217,345
                                                                   ------------
Expenses:
   Management fees ...........................................          178,309
   Custodian fees ............................................            4,443
   Transfer agent/maintenance fees ...........................           51,563
   Administration fees .......................................           22,156
   Directors' fees ...........................................              525
   Professional fees .........................................            8,717
   Reports to shareholders ...................................            3,224
   Registration fees .........................................           29,057
   Other expenses ............................................            1,645
   12b-1 distribution plan fees - Class A ....................           24,995
   12b-1 distribution plan fees - Class B ....................           61,508
   12b-1 distribution plan fees - Class C ....................           16,822
                                                                   ------------
   Total expenses ............................................          402,964
   Less:  Expenses waived ....................................          (29,503)
        Earnings credits .....................................             (900)
                                                                   ------------
   Net expenses ..............................................          372,561
                                                                   ------------
   Net investment loss .......................................         (155,216)
                                                                   ------------
Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments ...............................................          798,923
                                                                   ------------
    Net realized gain ........................................          798,923
                                                                   ------------
Net change in unrealized appreciation
   during the period on
   Investments ...............................................          188,654
                                                                   ------------
   Net unrealized appreciation ...............................          188,654
                                                                   ------------
   Net gain ..................................................          987,577
                                                                   ------------
   Net increase in net assets
    resulting from operations ................................     $    832,361
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    Year Ended          Year Ended
                                                                                September 30, 2004  September 30, 2003
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss .......................................................      $   (155,216)      $   (179,491)
   Net realized gain (loss) during the period on investments .................           798,923           (902,119)
   Net change in unrealized appreciation during the period on investments ....           188,654          3,990,064
                                                                                    ------------       ------------
   Net increase in net assets resulting from operations ......................           832,361          2,908,454
                                                                                    ------------       ------------
Capital share transactions:
   Proceeds from sale of shares
    Class A ..................................................................         2,812,864          2,824,966
    Class B ..................................................................           544,989            681,521
    Class C ..................................................................           321,631            489,488
   Cost of shares redeemed
    Class A ..................................................................        (2,826,052)        (2,475,626)
    Class B ..................................................................        (1,343,364)        (1,664,723)
    Class C ..................................................................          (326,581)          (295,687)
                                                                                    ------------       ------------
   Net decrease from capital share transactions ..............................          (816,513)          (440,061)
                                                                                    ------------       ------------
   Net increase in net assets ................................................            15,848          2,468,393

Net assets:
   Beginning of period .......................................................        16,944,988         14,476,595
                                                                                    ------------       ------------
   End of period .............................................................      $ 16,960,836       $ 16,944,988
                                                                                    ============       ============
   Accumulated net investment income at end of period ........................      $         --       $         --
                                                                                    ============       ============
Capital Share Activity:
   Shares sold
    Class A ..................................................................           146,627            169,124
    Class B ..................................................................            30,639             44,117
    Class C ..................................................................            17,701             30,846
   Shares redeemed
    Class A ..................................................................          (146,827)          (149,561)
    Class B ..................................................................           (75,487)          (107,048)
    Class C ..................................................................           (17,726)           (19,076)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class A                                                        2004          2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  17.84      $  14.75      $  17.95      $  26.04        $  24.05
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.10)        (0.13)        (0.11)        (0.07)          (0.13)
Net gain (loss) on securities (realized and unrealized)        1.00          3.22         (3.09)        (7.55)           2.50
                                                           ------------------------------------------------------------------
Total from investment operations                               0.90          3.09         (3.20)        (7.62)           2.37
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (0.47)          (0.38)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (0.47)          (0.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  18.74      $  17.84      $  14.75      $  17.95        $  26.04
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                5.04%        20.95%       (17.83%)      (29.71%)          9.88%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  9,708      $  9,243      $  7,355      $ 10,909        $ 17,702
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (0.55%)       (0.76%)       (0.58%)       (0.30%)         (0.51%)
Total expenses                                                 1.77%         2.05%         1.66%         1.43%           1.42%
Gross expenses(b)                                              1.93%         2.05%         1.66%         1.43%           1.42%
Net expenses(d)                                                1.76%         2.05%         1.66%         1.43%           1.42%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          28%           26%            3%           17%             26%

                                                                                                                  Year Ended
                                                                                                                September 30,
Class B                                                        2004          2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  16.63      $  13.85      $  17.01      $  24.96        $  23.35
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.23)        (0.24)        (0.26)        (0.28)          (0.38)
Net gain (loss) on securities (realized and unrealized)        0.94          3.02         (2.90)        (7.20)           2.37
                                                           ------------------------------------------------------------------
Total from investment operations                               0.71          2.78         (3.16)        (7.48)           1.99
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (0.47)          (0.38)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (0.47)          (0.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  17.34      $  16.63      $  13.85      $  17.01        $  24.96
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                4.27%        20.07%       (18.58%)      (30.44%)          8.53%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  5,639      $  6,153      $  5,999      $  8,969        $ 12,633
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.30%)       (1.51%)       (1.49%)       (1.31%)         (1.52%)
Total expenses                                                 2.52%         2.80%         2.57%         2.43%           2.43%
Gross expenses(b)                                              2.68%         2.80%         2.57%         2.43%           2.43%
Net expenses(d)                                                2.51%         2.80%         2.57%         2.43%           2.43%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          28%           26%            3%           17%             26%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                            Security Equity Fund
                                                         Social Awareness Series

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class C                                                        2004          2003       2002(e)          2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $  17.01      $  14.17      $  17.40      $  25.50        $  23.87
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.24)        (0.24)        (0.26)        (0.28)          (0.41)
Net gain (loss) on securities (realized and unrealized)        0.97          3.08         (2.97)        (7.35)           2.42
                                                           ------------------------------------------------------------------
Total from investment operations                               0.73          2.84         (3.23)        (7.63)           2.01
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --              --
Distributions from realized gains                                --            --            --         (0.47)          (0.38)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --         (0.47)          (0.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  17.74      $  17.01      $  14.17      $  17.40        $  25.50
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                4.29%        20.04%       (18.56%)      (30.39%)          8.43%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  1,614      $  1,548      $  1,123      $  1,126        $    918
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.30%)       (1.51%)       (1.48%)       (1.33%)         (1.64%)
Total expenses                                                 2.52%         2.80%         2.57%         2.45%           2.55%
Gross expenses(b)                                              2.68%         2.80%         2.57%         2.45%           2.55%
Net expenses(d)                                                2.51%         2.80%         2.57%         2.45%           2.55%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          28%           26%            3%           17%             26%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                           YOU, YOUR ADVISOR AND
                                                                         Dreyfus
                                                      A MELLON FINANCIAL COMPANY

                                                            Subadvisor, Dreyfust

[PHOTO OMITTED]
Brian C. Ferguson
Portfolio Manager

To our Shareholders:

Portfolio Review

U.S. equity markets have experienced lower volatility in 2004, ostensibly due to continuing uncertainty as pressures of war, rising energy prices, terrorism and the U.S. presidential election created a tentativeness that was apparent in both market activity and liquidity. After a string of healthy quarterly profits, most of the S&P 500 companies will face tougher comparisons. As a result, this has led to more modest earnings expectations over the next few quarters, creating an additional drag on the market. Seemingly, market perception is the driver behind the latest sector and industry trends, as the market wavers between a focus on earnings deceleration and a healthy absolute growth rate. One distinct hallmark of post Sarbanes-Oxley corporate America is fiscal frugality. Non-financial corporations have been piling up cash at the fastest pace in the last three decades, creating the highest ratio of cash-to-debt (24%) for public companies since 1969. In addition, these cash hoards have grown as companies are paying down debt and buying back stock at nearly twice the pace of 2003. The preference for increased levels of cash and lower debt reflects a broader level of conservatism and risk assessment among corporations, who are willing to tolerate an underperforming asset (cash) rather than be excessively leveraged. While there has been a palatable pause due in part to the confluence of these events, the economy remains healthy and more normalized growth rates in GDP and equity returns should be the trend in this phase of expansion. Increasing corporate expenditures, sinking jobless claims, and improving fundamentals should offset the rise in interest rates and underpin a sustainable advance by the U.S. large cap market.

Despite posting a solid absolute return of 11.98%(1) for the 12 months ended September 30, 2004, the Fund lagged the S&P BARRA Value index, which advanced 20.47% during the period. While the Fund had strong performance in many of the capital goods and industrial-related stocks it was overshadowed by weakness in healthcare, information technology, financials and consumer staples. The portfolio had been positioned to take advantage of a stronger economic environment with the expectation that many companies would be more aggressive in utilizing the substantial cash balances that have been built up the last few years. However, this has been slower to materialize than we had forecast.

Capital goods and industrial-related stocks Ericsson, United Technologies, Corning and Eaton lead performance during the period as corporate capital spending witnessed a steady uptick after the severe pull back of the past few years. Energy holdings Exxon, BP and Schlumberger helped round out the other top-performing stocks as energy prices spiked on strong global demand.

The healthcare sector had the greatest impact on the Fund's relative return as medical distributors Cardinal Health and McKesson sold off after Cardinal reported accounting irregularities. The portfolio was also impacted by an overweight position in the weak pharmaceutical industry, which acted as a drag on the relative performance. Information technology lagged due to a rise in global inventories, mainly in the weak semiconductor industry. The portfolio was overweight in the industry and holdings in Intel, Agere Systems and ST Microelectronics were the main detractors. Financial services trailed on a relative basis as mortgage lender Fannie Mae sold off on accounting issues and fears that regulatory pressures would hinder earnings growth going forward. Overweight positions in food retailers, Safeway and Kroger, also hurt performance as both firms continue to struggle after a workers' strike in southern California.

Although less robust than 2003, we expect the economy to continue at a more modest 3-4% growth rate. Stock valuations have tightened up in various segments of the equity markets. This should play to our strength in fundamental research and stock selection. Our portfolio team is focusing on the most severely discounted stocks across all sectors. On a broader level, there has been a distinct shift away from a consumer-driven economic expansion, as the credit tightening cycle is underway and energy prices now command a greater portion of household income. Heading into the fourth quarter, outlooks have admittedly shifted to 2005 with the expectation that equity markets will rise moderately in an earnings-driven environment. For our portfolio, these events emphasize company valuations and our investment philosophy leads our management team to focus on opportunities to initiate new positions or increase current ones at undervalued price levels.

Sincerely,

Brian C. Ferguson
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------

                                                                        Security
                                                            Large Cap Value Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Large Cap Value Fund vs.
S&P Barra Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Large Cap Value Fund $16,800

                  DATE                        VALUE
                  ----                        -----
                9/30/1994                    9,425.00
               12/31/1994                    9,791.40
                3/31/1995                   10,364.74
                6/30/1995                   11,344.93
                9/30/1995                   12,023.97
               12/31/1995                   12,507.79
                3/31/1996                   13,358.00
                6/30/1996                   13,885.22
                9/30/1996                   14,394.19
               12/31/1996                   14,847.28
                3/31/1997                   14,810.41
                6/30/1997                   16,862.35
                9/30/1997                   19,476.08
               12/31/1997                   19,551.80
                3/31/1998                   21,140.75
                6/30/1998                   20,447.82
                9/30/1998                   17,928.15
               12/31/1998                   19,491.21
                3/31/1999                   19,491.21
                6/30/1999                   22,291.67
                9/30/1999                   20,079.31
               12/31/1999                   19,980.30
                3/31/2000                   18,791.34
                6/30/2000                   17,776.38
                9/30/2000                   18,617.35
               12/31/2000                   18,532.91
                3/31/2001                   17,275.95
                6/30/2001                   17,977.51
                9/30/2001                   15,697.43
               12/31/2001                   17,497.73
                3/31/2002                   17,292.22
                6/30/2002                   15,413.27
                9/30/2002                   12,477.41
               12/31/2002                   13,270.09
                3/31/2003                   12,594.84
                6/30/2003                   14,473.79
                9/30/2003                   15,002.24
               12/31/2003                   16,887.88
                3/31/2004                   17,417.47
                6/30/2004                   17,211.52
                9/30/2004                   16,799.62

S&P Barra Value index $28,650

                  DATE                        VALUE
                  ----                        -----
               9/30/1994                   $10,000.00
              12/31/1994                     9,924.76
               3/31/1995                    10,881.50
               6/30/1995                    11,828.88
               9/30/1995                    12,769.23
              12/31/1995                    13,595.13
               3/31/1996                    14,463.96
               6/30/1996                    14,760.93
               9/30/1996                    15,150.04
              12/31/1996                    16,587.04
               3/31/1997                    16,880.61
               6/30/1997                    19,322.71
               9/30/1997                    21,092.89
              12/31/1997                    21,558.95
               3/31/1998                    24,049.08
               6/30/1998                    24,172.09
               9/30/1998                    21,051.61
              12/31/1998                    24,720.89
               3/31/1999                    25,425.76
               6/30/1999                    28,170.37
               9/30/1999                    25,574.08
              12/31/1999                    27,866.88
               3/31/2000                    27,932.63
               6/30/2000                    26,732.15
               9/30/2000                    29,090.58
              12/31/2000                    29,565.32
               3/31/2001                    27,633.66
               6/30/2001                    28,850.97
               9/30/2001                    24,175.37
              12/31/2001                    26,101.30
               3/31/2002                    26,445.72
               6/30/2002                    23,629.81
               9/30/2002                    18,795.31
              12/31/2002                    20,653.39
               3/31/2003                    19,516.07
               6/30/2003                    23,192.44
               9/30/2003                    23,781.79
              12/31/2003                    27,221.51
               3/31/2004                    28,133.95
               6/30/2004                    28,356.87
               9/30/2004                    28,649.96

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1994, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-----------------------------------------------------
Portfolio Composition by Sector
-----------------------------------------------------
Consumer Discretionary                         12.86%
-----------------------------------------------------
Consumer Staples                                2.93
-----------------------------------------------------
Energy                                         11.96
-----------------------------------------------------
Financials                                     34.30
-----------------------------------------------------
Health Care                                     2.56
-----------------------------------------------------
Industrials                                     9.55
-----------------------------------------------------
Information Technology                         11.31
-----------------------------------------------------
Materials                                       2.86
-----------------------------------------------------
Telecommunication Services                      5.79
-----------------------------------------------------
Utilities                                       3.45
-----------------------------------------------------
Preferred Stocks                                0.87
-----------------------------------------------------
Corporate Bonds                                 0.25
-----------------------------------------------------
U.S. Government Sponsored Agency                0.24
-----------------------------------------------------
Cash & other assets, less liabilities           1.07
-----------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
Periods Ended 9-30-04                                                    Since
                                 1 Year       5 Years     10 Years     Inception
--------------------------------------------------------------------------------
A Shares                         11.98%       (3.50%)       5.31%         N/A
--------------------------------------------------------------------------------
A Shares with sales charge        5.54%       (4.64%)       4.69%         N/A
--------------------------------------------------------------------------------
B Shares                         11.29%       (4.37%)       4.30%         N/A
--------------------------------------------------------------------------------
B Shares with CDSC                7.29%       (4.37%)       4.30%         N/A
--------------------------------------------------------------------------------
C Shares                         11.29%       (4.30%)        N/A       (3.22%)
                                                                      (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC               11.29%       (4.30%)        N/A       (3.22%)
                                                                      (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
                              Beginning           Ending           Expenses Paid
                            Account Value      Account Value          During
                              04-01-04          09-30-04(1)          Period(2)
--------------------------------------------------------------------------------
Large Cap Value Fund
- Class A
   Actual                     $1,000.00          $  964.50            $ 7.75
   Hypothetical                1,000.00           1,017.24              7.96
--------------------------------------------------------------------------------
Large Cap Value Fund
- Class B
   Actual                      1,000.00             961.00             11.39
   Hypothetical                1,000.00           1,013.52             11.69
--------------------------------------------------------------------------------
Large Cap Value Fund
- Class C
   Actual                      1,000.00             961.70             11.39
   Hypothetical                1,000.00           1,013.52             11.69
--------------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -3.55%, -3.90% and -3.83%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.57%, 2.31% and 2.31% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                                        Security
                                                            Large Cap Value Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number           Market
                                                     of Shares         Value
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Movies & Entertainment - 0.9%
News Corporation, Ltd. ADR                             15,500       $   485,615
                                                                    -----------
Total preferred stock
   (cost $400,204)                                                      485,615
                                                                    -----------
Common Stocks - 97.6%
Advertising - 1.8%
Omnicom Group, Inc.                                    13,700         1,000,922
                                                                    -----------
                                                                      1,000,922
                                                                    -----------
Aerospace & Defense - 4.1%
Boeing Company                                         14,200           733,004
Rockwell Collins, Inc.                                  7,800           289,692
United Technologies Corporation                        13,800         1,288,644
                                                                    -----------
                                                                      2,311,340
                                                                    -----------
Apparel, Accessories & Luxury Goods - 0.5%
Jones Apparel Group, Inc.                               7,500           268,500
                                                                    -----------
                                                                        268,500
                                                                    -----------
Broadcasting & Cable TV - 3.8%
Clear Channel Communications, Inc.                     29,600           922,632
Liberty Media Corporation*                            118,000         1,028,960
Liberty Media International, Inc.*                      4,875           162,640
                                                                    -----------
                                                                      2,114,232
                                                                    -----------
Communications Equipment - 1.4%
Nokia Oyj ADR                                          56,100           769,692
                                                                    -----------
                                                                        769,692
                                                                    -----------
Computer Hardware - 2.3%
Hewlett-Packard Company                                14,700           275,625
International Business Machines
   Corporation                                          7,900           677,346
NCR Corporation*                                        6,300           312,417
                                                                    -----------
                                                                      1,265,388
                                                                    -----------
Consumer Electronics - 1.3%
Koninklijke (Royal) Philips
   Electronics N.V.                                    32,200           737,702
                                                                    -----------
                                                                        737,702
                                                                    -----------
Data Processing & Outsourced Services - 3.2%
Automatic Data Processing, Inc.                        21,400           884,248
DST Systems, Inc.*                                     14,000           622,580
SunGard Data Systems, Inc.*                            11,800           280,486
                                                                    -----------
                                                                      1,787,314
                                                                    -----------
Diversified Banks - 8.2%
Bank of America Corporation                            43,250         1,874,023
U.S. Bancorp                                           32,900           950,810
Wachovia Corporation                                   25,000         1,173,750
Wells Fargo & Company                                   9,900           590,337
                                                                    -----------
                                                                      4,588,920
                                                                    -----------
Diversified Capital Markets - 2.7%
J.P. Morgan Chase & Company                            38,300        $1,521,659
                                                                    -----------
                                                                      1,521,659
                                                                    -----------
Diversified Chemicals - 1.2%
Dow Chemical Company                                   14,700           664,146
                                                                    -----------
                                                                        664,146
                                                                    -----------
Electric Utilities - 3.5%
Entergy Corporation                                     8,200           497,002
Exelon Corporation                                      9,000           330,210
PG&E Corporation*                                      10,000           304,000
PPL Corporation                                         6,400           301,952
TXU Corporation                                        10,300           493,576
                                                                    -----------
                                                                      1,926,740
                                                                    -----------
Electrical Components & Equipment - 0.5%
Emerson Electric Company                                4,800           297,072
                                                                    -----------
                                                                        297,072
                                                                    -----------
Food Retail - 0.8%
Safeway, Inc.*                                         24,300           469,233
                                                                    -----------
                                                                        469,233
                                                                    -----------
General Merchandise Stores - 0.6%
Dollar General Corporation                             16,200           326,430
                                                                    -----------
                                                                        326,430
                                                                    -----------
Health Care Equipment - 0.8%
Boston Scientific Corporation*                         10,700           425,111
                                                                    -----------
                                                                        425,111
                                                                    -----------
Health Care Services - 1.0%
Medco Health Soulutions, Inc.*                         18,000           556,200
NeighborCare, Inc.*                                       227             5,754
                                                                    -----------
                                                                        561,954
                                                                    -----------
Health Care Supplies - 0.2%
Caremark Rx, Inc.*                                      3,900           125,073
                                                                    -----------
                                                                        125,073
                                                                    -----------
Household Products - 0.5%
Kimberly-Clark Corporation                              4,300           277,737
                                                                    -----------
                                                                        277,737
                                                                    -----------
Housewares & Specialties - 0.4%
Newell Rubbermaid, Inc.                                12,700           254,508
                                                                    -----------
                                                                        254,508
                                                                    -----------
Industrial Conglomerates - 4.2%
General Electric Company                               35,000         1,175,300
Tyco International, Ltd.                               38,200         1,171,212
                                                                    -----------
                                                                      2,346,512
                                                                    -----------
Industrial Machinery - 0.7%
Eaton Corporation                                       5,900           374,119
                                                                    -----------
                                                                        374,119
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number           Market
                                                      of Shares          Value
--------------------------------------------------------------------------------
Common Stocks (continued)
Integrated Oil & Gas - 8.9%
BP plc ADR                                             14,700         $ 845,691
ChevronTexaco Corporation                              15,000           804,600
ConocoPhillips                                          7,300           604,805
Exxon Mobil Corporation                                40,200         1,942,866
Total S.A. ADR                                          7,300           745,841
                                                                    -----------
                                                                      4,943,803
                                                                    -----------
Integrated Telecommunication Services - 5.8%
Alltel Corporation                                     12,300           675,393
Sprint Corporation                                     49,700         1,000,461
Verizon Communications, Inc.                           39,500         1,555,510
                                                                    -----------
                                                                      3,231,364
                                                                    -----------
Investment Banking & Brokerage - 5.9%
Goldman Sachs Group, Inc.                              12,800         1,193,472
Merrill Lynch & Company, Inc.                          14,300           710,996
Morgan Stanley                                         28,200         1,390,260
                                                                    -----------
                                                                      3,294,728
                                                                    -----------
Life & Health Insurance - 3.6%
Genworth Financial, Inc.*                              29,200           680,360
Prudential Financial, Inc.                             21,600         1,016,064
UnumProvident Corporation                              19,500           305,955
                                                                    -----------
                                                                      2,002,379
                                                                    -----------
Movies & Entertainment - 1.9%
Viacom, Inc. (Cl.B)                                    31,800         1,067,208
                                                                    -----------
                                                                      1,067,208
                                                                    -----------
Multi-Line Insurance - 4.3%
American International Group, Inc.                     25,900         1,760,941
Hartford Financial Services Group, Inc.                10,500           650,265
                                                                    -----------
                                                                      2,411,206
                                                                    -----------
Office Electronics - 0.5%
Xerox Corporation*                                     19,900           280,192
                                                                    -----------
                                                                        280,192
                                                                    -----------
Oil & Gas Equipment & Services - 1.7%
Cooper Cameron Corporation*                             6,200           340,008
Schlumberger, Ltd.                                      9,000           605,790
                                                                    -----------
                                                                        945,798
                                                                    -----------
Oil & Gas Exploration & Production - 1.4%
Apache Corporation                                      8,500           425,935
Pioneer Natural Resources Company                      10,400           358,592
                                                                    -----------
                                                                        784,527
                                                                    -----------
Other Diversified Financial Services - 3.8%
Citigroup, Inc.                                        48,566         2,142,732
                                                                    -----------
                                                                      2,142,732
                                                                    -----------
Packaged Foods & Meats - 1.0%
Kraft Foods, Inc.                                      17,400           551,928
                                                                    -----------
                                                                        551,928
                                                                    -----------
Paper Products - 1.7%
Bowater, Inc.                                           7,300           278,787
International Paper Company                            16,100           650,601
                                                                    -----------
                                                                        929,388
                                                                    -----------
Pharmaceuticals - 0.6%
Barr Pharmaceuticals, Inc.*                             7,700           319,011
                                                                    -----------
                                                                        319,011
                                                                    -----------
Property & Casualty Insurance -  0.6%
Allstate Corporation                                    7,000           335,930
St. Paul Travelers Companies, Inc.                          2                66
                                                                    -----------
                                                                        335,996
                                                                    -----------
Regional Banks - 1.1%
PNC Financial Services Group                            5,700           308,370
SunTrust Banks, Inc.                                    4,300           302,763
                                                                    -----------
                                                                        611,133
                                                                    -----------
Restaurants - 1.2%
McDonald's Corporation                                 24,000           672,720
                                                                    -----------
                                                                        672,720
                                                                    -----------
Semiconductors -  0.7%
Fairchild Semiconductor
   International, Inc.*                                26,600           376,922
                                                                    -----------
                                                                        376,922
                                                                    -----------
Specialty Stores - 1.3%
Advance Auto Parts, Inc.*                               9,800           337,120
AutoZone, Inc.*                                         5,100           393,975
                                                                    -----------
                                                                        731,095
                                                                    -----------
Systems Software - 3.3%
Microsoft Corporation                                  41,800         1,155,770
Oracle Corporation*                                    59,800           674,544
                                                                    -----------
                                                                      1,830,314
                                                                    -----------
Thrifts & Mortgage Finance - 4.0%
Countrywide Financial Corporation                       5,400           212,706
Fannie Mae                                              5,500           348,700
Freddie Mac                                            13,000           848,120
PMI Group, Inc.                                        20,200           819,716
                                                                    -----------
                                                                      2,229,242
                                                                    -----------
Tobacco - 0.6%
Altria Group, Inc.                                      7,200           338,688
                                                                    -----------
                                                                        338,688
                                                                    -----------
Total common stocks
   (cost $51,812,588)                                                54,444,678
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                     Principal         Market
                                                      Amount           Value
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Refining - 0.2%
Crown Central Petroleum Corporation,
   10.875% - 2005                                    $200,000       $   141,000
                                                                    -----------
                                                                        141,000
                                                                    -----------
Services - 0.0%
American Eco Corporation,
   9.625% - 2008*(1,2)                                125,000                --
                                                                    -----------
                                                                             --
                                                                    -----------
Total corporate bonds
   (cost $325,265)                                                      141,000
                                                                    -----------
U.S. Government Sponsored Agencies - 0.2%
Federal Home Loan Bank,
   1.60%, 10-01-04                                    135,000           135,000
                                                                    -----------
Total U.S. government sponsored agencies
   (cost $135,000)                                                      135,000
                                                                    -----------
Total investments (cost $52,673,058) - 98.9%                         55,206,293
Cash & other assets, less liabilities - 1.1%                            589,303
                                                                    -----------
Total net assets - 100.0%                                           $55,795,596
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $52,934,037.

*     Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)

(1)   Security is in default due to bankruptcy.

(2) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0 or 0.0% of total assets.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------

Assets:
Investments, at value(1) .....................................     $ 55,206,293
Cash .........................................................              123
Receivables:
   Fund shares sold ..........................................            7,513
   Securities sold ...........................................          742,057
   Interest ..................................................            3,605
   Dividends .................................................           66,585
Prepaid expenses .............................................           20,468
                                                                   ------------
Total assets .................................................       56,046,644
                                                                   ------------
Liabilities:
Payable for:
   Securities purchased ......................................          124,537
   Fund shares redeemed ......................................            8,046
   Management fees ...........................................           34,693
   Custodian fees ............................................            1,700
   Transfer and administration fees ..........................           20,250
   Professional fees .........................................            9,194
   12b-1 distribution plan fees ..............................           36,127
   Other .....................................................           16,501
                                                                   ------------
Total liabilities ............................................          251,048
                                                                   ------------
Net Assets ...................................................     $ 55,795,596
                                                                   ============
Net assets consist of:
Paid in capital ..............................................     $ 67,921,188
Accumulated undistributed net investment
   income ....................................................           56,499
Accumulated undistributed net realized loss
   on sale of investments ....................................      (14,715,326)
Net unrealized appreciation
   in value of investments ...................................        2,533,235
                                                                   ------------
Net assets ...................................................     $ 55,795,596
                                                                   ============
Class A:
Capital shares outstanding ...................................        7,538,632
Net assets ...................................................     $ 43,070,908
Net asset value and redemption price
  per share ..................................................     $       5.71
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) .......................     $       6.06
                                                                   ============
Class B:
Capital shares outstanding ...................................        1,876,045
Net assets ...................................................     $ 10,163,756
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .........................     $       5.42
                                                                   ============
Class C:
Capital shares outstanding ...................................          464,345
Net assets ...................................................     $  2,560,932
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) .........................     $       5.52
                                                                   ============
(1)Investments, at cost ......................................     $ 52,673,058

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------
Investment Income:
   Dividends .................................................     $  1,087,549
   Interest ..................................................           30,614
                                                                   ------------
   Total investment income ...................................        1,118,163
                                                                   ------------
Expenses:
   Management fees ...........................................          491,519
   Custodian fees ............................................            9,091
   Transfer agent/maintenance fees ...........................          171,519
   Administration fees .......................................           60,932
   Directors' fees ...........................................           30,205
   Professional fees .........................................           13,863
   Reports to shareholders ...................................            8,482
   Registration fees .........................................           39,115
   Other expenses ............................................            7,814
   12b-1 distribution plan fees - Class A ....................          124,221
   12b-1 distribution plan fees - Class B ....................          131,307
   12b-1 distribution plan fees - Class C ....................           27,171
                                                                   ------------
   Total expenses ............................................        1,115,239
   Less:  Earnings credits ...................................             (826)
                                                                   ------------
   Net expenses ..............................................        1,114,413
                                                                   ------------
   Net investment income .....................................            3,750
                                                                   ------------
Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments ...............................................        5,850,836
                                                                   ------------
   Net realized gain .........................................        5,850,836
                                                                   ------------
Net change in unrealized appreciation
   during the period on
   Investments ...............................................        1,248,889
                                                                   ------------
   Net unrealized appreciation ...............................        1,248,889
                                                                   ------------
   Net gain ..................................................        7,099,725
                                                                   ------------
   Net increase in net assets
    resulting from operations ................................     $  7,103,475
                                                                   ============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Year Ended           Year Ended
                                                                                 September 30, 2004   September 30, 2003
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income .....................................................      $      3,750        $    117,302
   Net realized gain (loss) during the period on investments .................         5,850,836          (4,625,189)
   Net change in unrealized appreciation during the period on investments ....         1,248,889          12,145,945
                                                                                    ------------        ------------
   Net increase in net assets resulting from operations ......................         7,103,475           7,638,058
                                                                                    ------------        ------------
Distributions to shareholders from:
   Net investment income
    Class A ..................................................................          (112,367)                 --
    Class B ..................................................................                --                  --
    Class C ..................................................................                --                  --
                                                                                    ------------        ------------
   Total distributions to shareholders .......................................          (112,367)                 --
                                                                                    ------------        ------------
Capital share transactions:
   Proceeds from sale of shares
    Class A ..................................................................         9,899,761          15,980,582
    Class B ..................................................................         4,542,029           8,414,192
    Class C ..................................................................         1,821,834             955,668
   Distributions reinvested
    Class A ..................................................................           105,691                  --
    Class B ..................................................................                --                  --
    Class C ..................................................................                --                  --
   Cost of shares redeemed
    Class A ..................................................................       (18,334,145)         (9,542,638)
    Class B ..................................................................        (7,295,608)         (2,539,716)
    Class C ..................................................................        (1,609,840)           (643,187)
                                                                                    ------------        ------------
   Net increase (decrease) from capital share transactions ...................       (10,870,278)         12,624,901
                                                                                    ------------        ------------
   Net increase (decrease) in net assets .....................................        (3,879,170)         20,262,959
                                                                                    ------------        ------------
Net assets:
   Beginning of period .......................................................        59,674,766          39,411,807
                                                                                    ------------        ------------
   End of period .............................................................      $ 55,795,596        $ 59,674,766
                                                                                    ============        ============
   Accumulated undistributed net investment income at end of period ..........      $     56,499        $    154,396
                                                                                    ============        ============
Capital Share Activity:
   Shares sold
    Class A ..................................................................         1,736,330           3,275,684
    Class B ..................................................................           832,794           1,770,126
    Class C ..................................................................           324,573             207,972
   Shares reinvested
    Class A ..................................................................            18,840                  --
    Class B ..................................................................                --                  --
    Class C ..................................................................                --                  --
   Shares redeemed
    Class A ..................................................................        (3,197,972)         (2,059,730)
    Class B ..................................................................        (1,357,469)           (571,007)
    Class C ..................................................................          (290,056)           (141,469)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class A                                                        2004          2003     2002(f,h)       2001(e)            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   5.11      $   4.25      $   5.37      $   6.42        $   7.17
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                                0.01          0.02          0.01          0.03            0.07
Net gain (loss) on securities (realized and unrealized)        0.60          0.84         (1.10)        (1.03)          (0.58)
                                                           ------------------------------------------------------------------
Total from investment operations                               0.61          0.86         (1.09)        (1.00)          (0.51)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                          (0.01)           --         (0.03)        (0.05)          (0.13)
Distributions from realized gains                                --            --            --            --           (0.11)
                                                           ------------------------------------------------------------------
Total distributions                                           (0.01)           --         (0.03)        (0.05)          (0.24)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   5.71      $   5.11      $   4.25      $   5.37        $   6.42
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               11.98%        20.24%       (20.51%)      (15.68%)         (7.28%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $ 43,071      $ 45,858      $ 32,997      $ 45,006        $ 60,448
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   0.19%         0.41%         0.20%         0.49%           0.99%
Total expenses                                                 1.52%         1.45%         1.37%         1.32%           1.27%
Gross expenses(b)                                              1.52%         1.45%         1.37%         1.32%           1.27%
Net expenses(d)                                                1.52%         1.45%         1.37%         1.32%           1.27%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          75%           76%           68%          180%            144%

                                                                                                                  Year Ended
                                                                                                                September 30,
Class B                                                       2004           2003     2002(f,h)       2001(e)            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   4.87      $   4.08      $   5.18      $   6.21        $   6.95
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.03)        (0.02)        (0.04)        (0.03)             --
Net gain (loss) on securities (realized and unrealized)        0.58          0.81         (1.06)        (1.00)          (0.58)
                                                           ------------------------------------------------------------------
Total from investment operations                               0.55          0.79         (1.10)        (1.03)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --           (0.05)
Distributions from realized gains                                --            --            --            --           (0.11)
                                                           ------------------------------------------------------------------
Total distributions                                              --             _            --            --           (0.16)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   5.42      $   4.87      $   4.08      $   5.18        $   6.21
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               11.29%        19.36%       (21.24%)      (16.59%)         (8.36%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $ 10,164      $ 11,687      $  4,905      $  5,657        $  7,152
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (0.57%)       (0.42%)       (0.71%)       (0.51%)          0.01%
Total expenses                                                 2.27%         2.20%         2.27%         2.32%           2.27%
Gross expenses(b)                                              2.27%         2.20%         2.27%         2.32%           2.27%
Net expenses(d)                                                2.27%         2.20%         2.27%         2.32%           2.27%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          75%           76%           68%          180%            144%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                            Large Cap Value Fund

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                  Year Ended
                                                                                                                September 30,
Class C                                                        2004          2003   2002(f,g,h)       2001(e)            2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                       $   4.96      $   4.16      $   5.28      $   6.32        $   7.11
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.03)        (0.02)        (0.04)        (0.03)          (0.01)
Net gain (loss) on securities (realized and unrealized)        0.59          0.82         (1.08)        (1.01)          (0.56)
                                                           ------------------------------------------------------------------
Total from investment operations                               0.56          0.80         (1.12)        (1.04)          (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --            --            --            --           (0.11)
Distributions from realized gains                                --            --            --            --           (0.11)
                                                           ------------------------------------------------------------------
Total distributions                                              --            --            --            --           (0.22)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   5.52      $   4.96      $   4.16      $   5.28        $   6.32
                                                           ==================================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                               11.29%        19.23%       (21.21%)      (16.46%)         (8.10%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $  2,561      $  2,130      $  1,510      $    904        $    483
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (0.57%)       (0.33%)       (0.72%)       (0.55%)         (0.10%)
Total expenses                                                 2.28%         2.20%         2.25%         2.33%           2.28%
Gross expenses(b)                                              2.28%         2.20%         2.25%         2.33%           2.28%
Net expenses(d)                                                2.28%         2.20%         2.25%         2.33%           2.28%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          75%           76%           68%          180%            144%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The Dreyfus Corporation became sub-adviser of Security Large Cap Value Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

(f) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(g) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 30, 2002.

(h) Effective May 1, 2002 the fee structure for Security Large Cap Value Fund changed. Per share information reflects this change.See accompanying notes.

--------------------------------------------------------------------------------

                                                                        Security
                                                             Mid Cap Growth Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

                                                                 [LOGO] Security
                                                                        Funds

                                       Advisor, Security Management Company, LLC

[PHOTO OMITTED]
James P. Schier
Senior Portfolio Manager

To Our Shareholders:

Following double-digit returns in 2003, fiscal year 2004 proved to be more challenging for the Security Mid Cap Growth Fund. For the 12-month period ended September 30, 2004, the Fund returned 5.23%(1), but lagged the S&P Mid Cap Growth Index's gain of 11.73%.

Our strategy for the Fund is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability, and the strategy continues to work. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude of our confidence in the opportunity. For this Fund, we target securities of companies that appear likely to generate above-average profitability at prices that, as of yet, do not reflect that potential.

Technology and Consumer Discretionary Led Returns

The Fund's technology holdings overall rose more than 5% with 10 positions gaining more than 50% in value. Two of these, Monolithic Systems and XICOR, were the result of proposed buy-outs while the rest represented old-fashioned strong demand for needed products and services. Mature companies with earnings and cash flow also outperformed. The most significant contributors in this area were Acxiom up 51%, Microsemiconductor up 86%, KFX Inc. up 53%, Commscope up 66% and Harris Corporation up 55%.

The consumer discretionary sector gained 32% over the year. Lion's Gate Entertainment, which produces films and series for TV and cable, gained 190%. Lion's Gate is very effective at producing low-cost films that can be profitable on relatively low revenue generation. The company's large library of 6,000 films and its prestigious partners, including Microsoft, Cisco and Blockbuster, have increased interest in the company, especially after SONY acquired MGM.

Healthcare and Small Capitalization Names Hit Hard in July and August

After a good start to the year, the Fund succumbed to a significant sell-off in July and August that hit the biotechnology exposure hard. The Fund's health care holdings declined 23% in value. Hollis-Eden and Sciclone Pharmaceuticals declined approximately 55% on profit taking after other companies announced new therapeutic agents that address the diseases targeted by these companies. In addition, Ligand Pharmaceuticals, an especially large holding, declined 22%. The company's auditors resigned causing the market to become concerned. We interpret Ligand's circumstances to be short term in nature, and we believe the stock will regain as the company's leading pain relief drug continues to gain market share.

Some of the Fund's smaller-capitalization holdings also experienced similar declines. With a lack of long-term negative news, such corrections are usually quick to reverse once company fundamentals have a chance to emerge. In technology, the market became concerned that an anticipated inventory build-up of semiconductor and telecom equipment was a sign of an aborted recovery. We believe that the build-up was largely planned as part of the upcoming infrastructure upgrade the incumbent phone companies are embarking on as they replace outdated twisted pair copper technologies with IP-based infrastructure. Luckily this thesis appears to be playing out in 2004's fourth calendar quarter.

Muted Outlook for 2005

With 2004 being the second up year in the market, the equity market is not offering compelling opportunities and sectors lack dramatic mispricing. Our proprietary valuation work continues to suggest there are better opportunities in smaller-capitalization names. However, the valuation discounts are less than they were five to seven years ago. Growth names appear to offer slightly better opportunity than value names; however, equity valuations are not cheap, and with profit margins high, there is little opportunity for expanding earnings growth. New issuances and secondary offerings have been abundant this past year, and it is discomforting to find corporations so eager to sell stock.

>From a macro standpoint, we believe the economy may slow in 2005, as the benefits of stimulus from tax cuts and mortgage refinancing seem largely spent. At this point, the best catalyst for growth may be a significant drop in crude oil prices and a rebound in capital deployment by corporations from the cash balances accrued in this recovery.

While there are many exciting small-and mid-cap companies to choose from, we believe investors should have exposure to this portion of the equity market. With low fixed income rates providing a significant prop to equity valuations, it is hard to believe that equities are priced to provide double-digit returns in the year ahead.

Sincerely,

James P. Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------

                                                                        Security
                                                             Mid Cap Growth Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Security Mid Cap Growth Fund vs.
S&P Midcap Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Security Mid Cap Growth Fund $32,575

                  DATE                       VALUE
                  ----                       -----
                9/30/1994                   9,425.00
               12/31/1994                   9,994.92
                3/31/1995                  10,339.05
                6/30/1995                  11,027.33
                9/30/1995                  12,269.21
               12/31/1995                  11,923.38
                3/31/1996                  12,764.02
                6/30/1996                  13,810.53
                9/30/1996                  14,153.65
               12/31/1996                  14,072.59
                3/31/1997                  12,964.51
                6/30/1997                  14,792.84
                9/30/1997                  17,064.40
               12/31/1997                  16,580.54
                3/31/1998                  18,299.14
                6/30/1998                  17,928.08
                9/30/1998                  14,940.06
               12/31/1998                  19,356.71
                3/31/1999                  19,307.65
                6/30/1999                  22,447.90
                9/30/1999                  22,546.03
               12/31/1999                  30,906.59
                3/31/2000                  36,975.70
                6/30/2000                  34,961.16
                9/30/2000                  38,964.74
               12/31/2000                  35,983.70
                3/31/2001                  29,707.14
                6/30/2001                  33,115.22
                9/30/2001                  24,083.80
               12/31/2001                  30,726.65
                3/31/2002                  31,497.67
                6/30/2002                  25,900.62
                9/30/2002                  20,075.12
               12/31/2002                  22,245.41
                3/31/2003                  21,988.40
                6/30/2003                  28,327.91
                9/30/2003                  30,955.10
               12/31/2003                  34,702.84
                3/31/2004                  36,653.77
                6/30/2004                  36,565.09
                9/30/2004                  32,574.56

S&P Midcap Growth Index $35,652

                  DATE                       VALUE
                  ----                       -----
                9/30/1994                 $10,000.00
               12/31/1994                   9,766.44
                3/31/1995                  10,567.69
                6/30/1995                  11,487.06
                9/30/1995                  12,697.20
               12/31/1995                  12,432.43
                3/31/1996                  13,337.78
                6/30/1996                  13,711.37
                9/30/1996                  14,260.99
               12/31/1996                  14,721.37
                3/31/1997                  14,328.04
                6/30/1997                  16,921.81
                9/30/1997                  19,963.72
               12/31/1997                  19,175.55
                3/31/1998                  21,516.69
                6/30/1998                  21,467.90
                9/30/1998                  18,210.75
               12/31/1998                  25,857.78
                3/31/1999                  24,401.72
                6/30/1999                  27,677.94
                9/30/1999                  25,753.34
               12/31/1999                  32,936.69
                3/31/2000                  39,180.39
                6/30/2000                  37,857.48
                9/30/2000                  42,160.24
               12/31/2000                  35,952.05
                3/31/2001                  29,426.45
                6/30/2001                  34,000.89
                9/30/2001                  27,147.81
               12/31/2001                  33,085.79
                3/31/2002                  34,227.91
                6/30/2002                  29,773.98
                9/30/2002                  25,439.88
               12/31/2002                  26,744.09
                3/31/2003                  25,937.55
                6/30/2003                  30,091.54
                9/30/2003                  31,899.96
               12/31/2003                  35,028.67
                3/31/2004                  36,633.98
                6/30/2004                  36,914.20
                9/30/2004                  35,652.45

                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Security Mid Cap Growth Fund on September 30, 1994, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

-----------------------------------------------------
Portfolio Composition by Sector
-----------------------------------------------------
Consumer Discretionary                         12.62%
-----------------------------------------------------
Energy                                         10.58
-----------------------------------------------------
Exchange Traded Funds                           5.71
-----------------------------------------------------
Financials                                      4.08
-----------------------------------------------------
Health Care                                    13.86
-----------------------------------------------------
Industrials                                    11.68
-----------------------------------------------------
Information Technology                         33.42
-----------------------------------------------------
Materials                                       3.18
-----------------------------------------------------
Utilities                                       3.73
-----------------------------------------------------
Warrants                                        0.10
-----------------------------------------------------
Cash & other assets, less liabilities           1.04
-----------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
Periods Ended 9-30-04                                                    Since
                                 1 Year       5 Years    10 Years      Inception
--------------------------------------------------------------------------------
A Shares                          5.23%        7.53%       12.43%         N/A
--------------------------------------------------------------------------------
A Shares with sales charge       (0.82%)       6.27%       11.77%         N/A
--------------------------------------------------------------------------------
B Shares                          4.44%        6.57%       11.35%         N/A
--------------------------------------------------------------------------------
B Shares with CDSC                0.44%        6.57%       11.35%         N/A
--------------------------------------------------------------------------------
C Shares                          4.59%        6.75%         N/A         7.91%
                                                                       (1-29-99)
--------------------------------------------------------------------------------
C Shares with CDSC                4.59%        6.75%         N/A         7.91%
                                                                       (1-29-99)
--------------------------------------------------------------------------------

The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund
                                                                     (unaudited)

Manager's Commentary
November 15, 2004
--------------------------------------------------------------------------------

PERFORMANCE

Information About Your Fund's Expenses

Calculating your ongoing fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 - September 30, 2004.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares on the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
                             Beginning           Ending            Expenses Paid
                           Account Value      Account Value            During
                              04-01-04         09-30-04(1)           Period(2)
--------------------------------------------------------------------------------
Mid Cap Growth Fund
- Class A
   Actual                    $1,000.00          $  888.70             $ 6.74
   Hypothetical               1,000.00           1,018.00               7.20
--------------------------------------------------------------------------------
Mid Cap Growth Fund
- Class B
   Actual                     1,000.00             884.90              10.28
   Hypothetical               1,000.00           1,014.23              10.99
--------------------------------------------------------------------------------
Mid Cap Growth Fund
- Class C
   Actual                     1,000.00             885.40              10.28
   Hypothetical               1,000.00           1,014.23              10.99
--------------------------------------------------------------------------------

(1) The actual ending account value is based on the actual total return of the Fund for the period April 1, 2004 to September 30, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period April 1, 2004 to September 30, 2004 was -11.13%, -11.51% and -11.46%, for Class A, B and C class shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.42%, 2.17% and 2.17% for Class A, B and C class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                                                                        Security
                                                             Mid Cap Growth Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number           Market
                                                     of Shares         Value
--------------------------------------------------------------------------------
Common Stocks - 98.9%
Application Software - 2.3%
Cognos, Inc.*                                           4,100       $   145,632
Hyperion Solutions Corporation*(1)                     50,000         1,699,500
InteliData Technologies Corporation*                  393,250           133,705
Tibco Software, Inc.*                                 289,600         2,464,496
                                                                    -----------
                                                                      4,443,333
                                                                    -----------
Asset Management & Custody Banks - 3.0%
Northern Trust Corporation                            104,000         4,243,200
Waddell & Reed Financial, Inc.                         70,000         1,540,000
                                                                    -----------
                                                                      5,783,200
                                                                    -----------
Biotechnology - 3.9%
Cell Genesys, Inc.*                                    54,000           484,380
Charles River Laboratories
   International, Inc.*                                34,000         1,557,200
Chiron Corporation*                                    34,000         1,502,800
Kosan Biosciences, Inc.*                              169,100           974,016
La Jolla Pharmaceutical Company*                       29,200            89,060
Novavax, Inc.*                                        126,000           393,120
SciClone Pharmaceuticals, Inc.*                       339,367         1,208,147
Strategic Diagnostics Inc.*                           206,300           441,482
Vical, Inc.*                                          156,000           748,956
                                                                    -----------
                                                                      7,399,161
                                                                    -----------
Casinos & Gaming - 1.7%
GTech Holdings Corporation                            130,000         3,291,600
                                                                    -----------
                                                                      3,291,600
                                                                    -----------
Commodity Chemicals - 0.8%
Headwaters, Inc.*                                      50,000         1,543,000
                                                                    -----------
                                                                      1,543,000
                                                                    -----------
Communications Equipment - 8.5%
ADC Telecommunications, Inc.*                       1,200,000         2,172,000
Andrew Corporation*                                   280,000         3,427,200
Avici Systems, Inc.*                                  121,500           755,730
Ciena Corporation*                                    280,000           554,400
Cisco Systems, Inc.*                                   39,700           718,570
EFJ, Inc.*                                             63,600           426,120
Extreme Networks, Inc.*                               250,000         1,112,500
Finisar Corporation*                                1,255,900         1,632,670
Harmonic, Inc.*                                       200,000         1,330,000
Harris Corporation                                     53,700         2,950,278
Symmetricom, Inc.*                                    126,000         1,191,960
                                                                    -----------
                                                                     16,271,428
                                                                    -----------
Computer Storage & Peripherals - 0.9%
Adaptec, Inc.*                                        213,500         1,622,600
Maxtor Corporation*                                    38,867           202,108
                                                                    -----------
                                                                      1,824,708
                                                                    -----------
Construction & Engineering - 1.6%
Shaw Group, Inc.*                                     253,700         3,044,400
                                                                    -----------
                                                                      3,044,400
                                                                    -----------
Data Processing & Outsourced Services - 3.2%
Computer Sciences Corporation*                         85,000       $ 4,003,500
Hewitt Associates, Inc.*                               36,000           952,560
Per-Se Technologies, Inc.*                             74,000         1,015,280
Sabre Holdings Corporation                              6,700           164,351
                                                                    -----------
                                                                      6,135,691
                                                                    -----------
Diversified Commercial Services - 2.6%
Cendant Corporation                                    20,000           432,000
ChoicePoint, Inc.*                                     47,000         2,004,550
Equifax, Inc.                                          41,390         1,091,040
Navigant Consulting, Inc.*                             64,800         1,423,008
                                                                    -----------
                                                                      4,950,598
                                                                    -----------
Electric Utilities - 3.7%
KFx Inc.*                                             924,000         7,124,040
                                                                    -----------
                                                                      7,124,040
                                                                    -----------
Electrical Components & Equipment - 4.8%
American Power Conversion Corporation                   2,600            45,214
Electric City Corporation*(2,3)                     1,068,000         1,473,840
Plug Power, Inc.*                                     504,000         3,230,640
Power-One, Inc.*                                      685,000         4,438,800
                                                                    -----------
                                                                      9,188,494
                                                                    -----------
Electronic Equipment Manufacturers - 3.2%
Aeroflex, Inc.*                                       180,000         1,902,600
Identix, Inc.*                                         59,400           395,604
Maxwell Technologies, Inc.*                           310,000         3,196,100
Universal Display Corporation*                         75,000           631,500
                                                                    -----------
                                                                      6,125,804
                                                                    -----------
Exchange Traded Funds - 5.7%
iShares Russell 2000 Growth Index Fund                 42,000         2,459,940
iShares S&P MidCap 400 Index Fund                      12,200         1,448,750
iShares S&P MidCap 400/BARRA
   Growth Index Fund                                   33,000         3,962,640
S & P MidCap 400 Depositary Receipts                   28,000         3,038,840
                                                                    -----------
                                                                     10,910,170
                                                                    -----------
General Merchandise Stores - 2.6%
Fred's, Inc.                                          275,000         4,939,000
                                                                    -----------
                                                                      4,939,000
                                                                    -----------
Health Care Equipment - 0.2%
Bioject Medical Technologies, Inc.*                   300,000           324,000
                                                                    -----------
                                                                        324,000
                                                                    -----------
Health Care Facilities - 2.7%
LifePoint Hospitals, Inc.*(1)                          72,000         2,160,720
U.S. Physical Therapy, Inc.*                           97,000         1,318,230
United Surgical Partners
   International, Inc.*                                50,000         1,717,500
                                                                    -----------
                                                                      5,196,450
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                       Number           Market
                                                      of Shares          Value
--------------------------------------------------------------------------------
Common Stocks (continued)
Health Care Services - 1.3%
NDCHealth Corporation                                  59,400       $   953,370
Providence Service Corporation*                        78,900         1,528,293
                                                                    -----------
                                                                      2,481,663
                                                                    -----------
Health Care Supplies - 1.1%
Orthovita, Inc.*                                      375,000         1,678,125
Staar Surgical Company*                               128,700           424,710
                                                                    -----------
                                                                      2,102,835
                                                                    -----------
Industrial Machinery - 0.4%
Tennant Company                                        17,100           693,063
                                                                    -----------
                                                                        693,063
                                                                    -----------
Internet Software & Services - 0.8%
Netopia, Inc.*                                          3,000             6,420
RADVision, Ltd.*                                      151,500         1,458,945
                                                                    -----------
                                                                      1,465,365
                                                                    -----------
IT Consulting & Other Services - 6.4%
Accenture, Ltd.*                                       10,300           278,615
Acxiom Corporation                                    383,800         9,111,412
Keane, Inc.*                                          182,000         2,795,520
                                                                    -----------
                                                                     12,185,547
                                                                    -----------
Leisure Products - 1.1%
Mattel, Inc.                                          115,000         2,084,950
                                                                    -----------
                                                                      2,084,950
                                                                    -----------
Metal & Glass Containers - 2.4%
Pactiv Corporation*                                   195,000         4,533,750
                                                                    -----------
                                                                      4,533,750
                                                                    -----------
Movies & Entertainment - 2.8%
Lions Gate Entertainment Corporation*                 608,300         5,292,210
                                                                    -----------
                                                                      5,292,210
                                                                    -----------
Oil & Gas Drilling - 1.4%
Ensco International, Inc.                              82,300         2,688,741
                                                                    -----------
                                                                      2,688,741
                                                                    -----------
Oil & Gas Equipment & Services - 1.2%
BJ Services Company                                    43,000         2,253,630
                                                                    -----------
                                                                      2,253,630
                                                                    -----------
Oil & Gas Exploration & Production - 6.2%
EOG Resources, Inc.                                    66,000         4,346,100
Pioneer Natural Resources Company                     135,669         4,650,612
Rentech, Inc.*                                      1,139,300         1,025,370
Syntroleum Corporation*                               254,450         1,786,239
                                                                    -----------
                                                                     11,808,321
                                                                    -----------
Oil & Gas Refining, Marketing
   & Transportation - 1.8%
Western Gas Resources, Inc.                            40,000         1,143,600
Williams Companies, Inc.                              190,000         2,299,000
                                                                    -----------
                                                                      3,442,600
                                                                    -----------
Pharmaceuticals - 4.7%
Hollis-Eden Pharmaceuticals, Inc.*                    257,744         2,775,903
Ligand Pharmaceuticals, Inc. (Cl.B)*                  618,000         6,192,360
                                                                    -----------
                                                                      8,968,263
                                                                    -----------
Publishing - 2.1%
E.W. Scripps Company(1)                                86,000         4,109,080
                                                                    -----------
                                                                      4,109,080
                                                                    -----------
Regional Banks - 1.1%
Boston Private Financial Holdings, Inc.(1)             65,000         1,622,400
Southwest Bancorporation of Texas, Inc.                19,800           398,772
                                                                    -----------
                                                                      2,021,172
                                                                    -----------
Restaurants - 0.8%
Rare Hospitality International, Inc.*                  60,000         1,599,000
                                                                    -----------
                                                                      1,599,000
                                                                    -----------
Semiconductor Equipment - 0.5%
Mindspeed Technologies, Inc.*                         509,100         1,018,200
                                                                    -----------
                                                                      1,018,200
                                                                    -----------
Semiconductors - 5.6%
Applied Micro Circuits Corporation*                   500,000         1,565,000
Fairchild Semiconductor
   International, Inc.*                                16,600           235,222
Hi/fn, Inc.*                                          152,800         1,340,056
Intersil Corporation                                   52,000           828,360
IXYS Corporation*                                     298,900         2,146,102
Microsemi Corporation*                                320,000         4,512,000
                                                                    -----------
                                                                     10,626,740
                                                                    -----------
Specialty Stores - 1.5%
Cost Plus, Inc.*                                       19,250           681,065
Hibbett Sporting Goods, Inc.*                         103,500         2,120,715
                                                                    -----------
                                                                      2,801,780
                                                                    -----------
Systems Software - 2.0%
McAfee, Inc.*                                           8,100           162,810
Microsoft Corporation                                  40,400         1,117,060
Red Hat, Inc.*                                         17,000           208,080
Wind River Systems, Inc.*                             186,000         2,269,200
                                                                    -----------
                                                                      3,757,150
                                                                    -----------
Trading Companies & Distributors - 2.3%
MSC Industrial Direct Company, Inc.                   130,000         4,430,400
                                                                    -----------
                                                                      4,430,400
                                                                    -----------
Total common stocks
   (cost $161,737,749)                                              188,859,537
                                                                    -----------

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund

Schedule of Investments
September 30, 2004
--------------------------------------------------------------------------------

                                                      Number           Market
                                                     of Shares         Value
--------------------------------------------------------------------------------
Warrants - 0.1%
Bioject Medical Technologies, Inc.                      5,625      $         63
Electric City Corporation                             311,500            91,899
Hollis-Eden Pharmaceuticals, Inc.                       8,143            34,204
Orthovita, Inc.                                        75,000            43,937
Syntroleum Corporation                                 14,100            30,315
                                                                   ------------
Total warrants (cost $479,124)                                          200,418
                                                                   ------------
Total investments (cost $162,216,873) - 99.0%                       189,059,955
Cash & other assets, less liabilities - 1.0%                          1,991,631
                                                                   ------------
Total net assets - 100.0%                                          $191,051,586
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2004 was $163,293,530.

*     Non-income producing security

(1)   Security is segregated as collateral for written option contracts.

(2) PIPE-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

(3) Security is a restricted security. The total market value of restricted securities is $1,473,840 (cost $1,844,330), or 0.77% of total net assets. The acquisition date was March 19, 2004.

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 2004
--------------------------------------------------------------------------------
Assets:
Investments, at value(1) ....................................     $ 189,059,955
Receivables:
   Fund shares sold .........................................            91,809
   Securities sold ..........................................         3,268,467
   Dividends ................................................            41,330
Prepaid expenses ............................................            25,109
                                                                  -------------
Total assets ................................................       192,486,670
                                                                  -------------
Liabilities:
Cash overdraft ..............................................           207,020
Payable for:
   Securities purchased .....................................           316,517
   Fund shares redeemed .....................................           166,939
   Written options, at value ................................           379,455
   Management fees ..........................................           116,955
   Custodian fees ...........................................             2,500
   Transfer and administration fees .........................            45,774
   Professional fees ........................................            16,486
   12b-1 distribution plan fees .............................           147,656
   Other ....................................................            35,782
                                                                  -------------
Total liabilities ...........................................         1,435,084
                                                                  -------------
Net Assets ..................................................     $ 191,051,586
                                                                  =============
Net assets consist of:
Paid in capital .............................................     $ 155,591,917
Accumulated undistributed net investment
   income ...................................................                --
Accumulated undistributed net realized
   gain on sale of investments
   and options ..............................................         8,529,996
Net unrealized appreciation in value of
   investments and written options ..........................        26,929,673
                                                                  -------------
Net assets ..................................................     $ 191,051,586
                                                                  =============
Class A:
Capital shares outstanding ..................................        13,591,288
Net assets ..................................................     $ 149,714,505
Net asset value and redemption price
   per share ................................................     $       11.02
                                                                  =============
Maximum offering price per share
   (net asset value divided by 94.25%) ......................     $       11.69
                                                                  =============
Class B:
Capital shares outstanding ..................................         2,764,826
Net assets ..................................................     $  26,577,815
Net asset value, offering and redemption price
    per share (excluding any applicable
   contingent deferred sales charge) ........................     $        9.61
                                                                  =============
Class C:
Capital shares outstanding ..................................         1,415,269
Net assets ..................................................     $  14,759,266
Net asset value, offering and redemption price
    per share (excluding any applicable
   contingent deferred sales charge) ........................     $       10.43
                                                                  =============
(1) Investments, at cost ....................................     $ 162,216,873

Statement of Operations
For the Year Ended September 30, 2004
--------------------------------------------------------------------------------
Investment Income:
   Dividends ................................................     $     583,851
   Interest .................................................            39,744
                                                                  -------------
   Total investment income ..................................           623,595
                                                                  -------------
Expenses:
   Management fees ..........................................         1,567,094
   Custodian fees ...........................................            16,178
   Transfer agent/maintenance fees ..........................           467,142
   Administration fees ......................................           190,989
   Directors' fees ..........................................            31,936
   Professional fees ........................................            33,408
   Reports to shareholders ..................................            32,860
   Registration fees ........................................            66,925
  Other expenses ............................................            12,183
   12b-1 distribution plan fees - Class A ...................           406,931
   12b-1 distribution plan fees - Class B ...................           301,143
   12b-1 distribution plan fees - Class C ...................           160,591
                                                                  -------------
   Total expenses ...........................................         3,287,380
   Less:  Earnings credits ..................................              (890)
                                                                  -------------
   Net expenses .............................................         3,286,490
                                                                  -------------
   Net investment loss ......................................        (2,662,895)
                                                                  -------------
Net Realized and Unrealized Gain:
Net realized gain during the period on
   Investments ..............................................        15,275,286
   Options written ..........................................           334,084
                                                                  -------------
   Net realized gain ........................................        15,609,370
                                                                  -------------
Net change in unrealized appreciation
   (depreciation) during the period on
   Investments ..............................................        (2,937,253)
   Options written ..........................................            86,591
                                                                  -------------
   Net unrealized depreciation ..............................        (2,850,662)
                                                                  -------------
   Net gain .................................................        12,758,708
                                                                  -------------
   Net increase in net assets
    resulting from operations ...............................     $  10,095,813
                                                                  =============

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        Year Ended           Year Ended
                                                                                    September 30, 2004   September 30, 2003
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment loss ..........................................................      $  (2,662,895)      $  (1,782,165)
   Net realized gain during the period on investments and options
    written and purchased .......................................................         15,609,370           7,985,872
   Net change in unrealized appreciation (depreciation) during the period on
    investments and options written and purchased ...............................         (2,850,662)         52,286,497
                                                                                       -------------       -------------
   Net increase in net assets resulting from operations .........................         10,095,813          58,490,204
                                                                                       -------------       -------------
Distributions to shareholders from:
   Net realized gain
    Class A .....................................................................         (5,436,898)                 --
    Class B .....................................................................         (1,171,101)                 --
    Class C .....................................................................           (553,046)                 --
                                                                                       -------------       -------------
    Total distributions to shareholders .........................................         (7,161,045)                 --
                                                                                       -------------       -------------
Capital share transactions:
   Proceeds from sale of shares
    Class A .....................................................................         56,721,885          40,656,683
    Class B .....................................................................          7,305,168           9,427,357
    Class C .....................................................................          6,528,566           4,322,997
   Distributions reinvested
    Class A .....................................................................          5,189,647                  --
    Class B .....................................................................          1,150,087                  --
    Class C .....................................................................            519,780                  --
   Issuance of shares in connection with Technology Series merger (Note 9)
    Class A .....................................................................          7,786,451                  --
    Class B .....................................................................          1,764,789                  --
    Class C .....................................................................          2,411,529                  --
   Cost of shares redeemed
    Class A .....................................................................        (56,580,537)        (44,459,945)
    Class B .....................................................................        (10,368,864)         (8,552,708)
    Class C .....................................................................         (6,258,847)         (2,270,432)
                                                                                       -------------       -------------
    Net increase (decrease) from capital share transactions .....................         16,169,654            (876,048)
                                                                                       -------------       -------------
    Net increase (decrease) in net assets .......................................         19,104,422          57,614,156
                                                                                       -------------       -------------
Net assets:
   Beginning of period ..........................................................        171,947,164         114,333,008
                                                                                       -------------       -------------
   End of period ................................................................      $ 191,051,586       $ 171,947,164
                                                                                       =============       =============
   Accumulated undistributed net investment income at end of period .............      $          --       $          --
                                                                                       =============       =============
Capital Share Activity:
   Shares sold
    Class A .....................................................................          4,917,993           4,578,400
    Class B .....................................................................            723,937           1,135,067
    Class C .....................................................................            615,289             497,073
   Shares reinvested
    Class A .....................................................................            458,045                  --
    Class B .....................................................................            115,703                  --
    Class C .....................................................................             48,173                  --
   Shares issued in connection with Technology Series merger
    Class A .....................................................................            694,178                  --
    Class B .....................................................................            177,910                  --
    Class C .....................................................................            225,079                  --
   Shares redeemed
    Class A .....................................................................         (4,857,485)         (5,138,315)
    Class B .....................................................................         (1,016,474)         (1,168,642)
    Class C .....................................................................           (563,683)           (277,157)

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                      Year Ended
                                                                                                                    September 30,
Class A                                                     2004(g)           2003        2002(f)           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $   10.84      $    7.03      $    8.48      $   15.28        $    9.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.13)         (0.10)         (0.09)         (0.07)           (0.08)
Net gain (loss) on securities (realized and unrealized)        0.71           3.91          (1.30)         (5.38)            6.60
                                                          -----------------------------------------------------------------------
Total from investment operations                               0.58           3.81          (1.39)         (5.45)            6.52
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --             --             --             --               --
Distributions from realized gains                             (0.40)            --          (0.06)         (1.35)           (0.43)
                                                          -----------------------------------------------------------------------
Total distributions                                           (0.40)            --          (0.06)         (1.35)           (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   11.02      $   10.84      $    7.03      $    8.48        $   15.28
                                                          =======================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                5.23%         54.20%        (16.64%)       (38.19%)          72.82%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $ 149,715      $ 134,208      $  90,948      $ 131,498        $ 204,787
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.11%)        (1.14%)        (0.92%)        (0.64%)          (0.62%)
Total expenses                                                 1.41%          1.41%          1.20%          1.09%            1.11%
Gross expenses(b)                                              1.41%          1.41%          1.20%          1.09%            1.11%
Net expenses(d)                                                1.41%          1.41%          1.20%          1.09%            1.11%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          50%            57%            47%            48%              35%

                                                                                                                      Year Ended
                                                                                                                    September 30,
Class B                                                     2004(g)           2003        2002(f)           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $    9.57      $    6.26      $    7.62      $   14.02        $    8.54
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.19)         (0.15)         (0.16)         (0.17)           (0.19)
Net gain (loss) on securities (realized and unrealized)        0.63           3.46          (1.14)         (4.88)            6.10
                                                          -----------------------------------------------------------------------
Total from investment operations                               0.44           3.31          (1.30)         (5.05)            5.91
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --             --             --             --               --
Distributions from realized gains                             (0.40)            --          (0.06)         (1.35)           (0.43)
                                                          -----------------------------------------------------------------------
Total distributions                                           (0.40)            --          (0.06)         (1.35)           (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    9.61      $    9.57      $    6.26      $    7.62        $   14.02
                                                          =======================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                4.44%         52.88%        (17.35%)       (38.83%)          71.17%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $  26,578      $  26,459      $  17,502      $  28,580        $  38,812
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.86%)        (1.89%)        (1.84%)        (1.64%)          (1.61%)
Total expenses                                                 2.16%          2.16%          2.11%          2.09%            2.11%
Gross expenses(b)                                              2.16%          2.16%          2.11%          2.09%            2.11%
Net expenses(d)                                                2.16%          2.16%          2.11%          2.09%            2.11%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          50%            57%            47%            48%              35%

--------------------------------------------------------------------------------
                                                         See accompanying notes.

                                                                        Security
                                                             Mid Cap Growth Fund

Financial Highlights
Selected data for each share of capital stock outstanding
throughout each period
--------------------------------------------------------------------------------

                                                                                                                      Year Ended
                                                                                                                    September 30,
Class C                                                     2004(g)           2003      2002(e,f)           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                      $   10.34      $    6.76      $    8.22      $   14.99        $    9.11
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(c)                               (0.21)         (0.16)         (0.16)         (0.18)           (0.20)
Net gain (loss) on securities (realized and unrealized)        0.70           3.74          (1.24)         (5.24)            6.51
                                                          -----------------------------------------------------------------------
Total from investment operations                               0.49           3.58          (1.40)         (5.42)            6.31
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                             --             --             --             --               --
Distributions from realized gains                             (0.40)            --          (0.06)         (1.35)           (0.43)
                                                          -----------------------------------------------------------------------
Total distributions                                           (0.40)            --          (0.06)         (1.35)           (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   10.43      $   10.34      $    6.76      $    8.22        $   14.99
                                                          =======================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                4.59%         52.96%        (17.30%)       (38.78%)          71.10%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $  14,759      $  11,279      $   5,883      $   4,194        $   3,017
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                  (1.86%)        (1.89%)        (1.85%)        (1.66%)          (1.61%)
Total expenses                                                 2.16%          2.16%          2.12%          2.09%            2.11%
Gross expenses(b)                                              2.16%          2.16%          2.12%          2.09%            2.11%
Net expenses(d)                                                2.16%          2.16%          2.12%          2.09%            2.11%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          50%            57%            47%            48%              35%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Gross expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after expense reductions or fee waivers and custodian fee earnings credits.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) Effective May 1, 2002 the fee structure for Security Mid Cap Growth Fund changed. Per share information reflects this change.

(g) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class A, B and C shares. The assets of the Technology Series were acquired by the Mid Cap Growth Fund on October 3, 2003.See accompanying notes.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

      Security Large Cap Value, Equity and Mid Cap Growth Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. The Fund accounts for the assets of each Series separately. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

      A. Security Valuation - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing such securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

      B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

      C. Foreign Currency Transactions - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

      D. Forward Foreign Currency Exchange Contracts - Global Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

      E. Futures - Large Cap Value Fund, Equity Series, Social Awareness Series, Small Cap Growth Series, Enhanced Index Series, Alpha Opportunity Series and Mid Cap Growth Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These Funds or Series, as applicable, may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds or Series, as applicable, may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

      F. Options Written - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively,a security at a specified price, until a certain date. Options may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

      The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

      G. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

      H. Expenses - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

      I. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

      J. Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

      K. Earnings Credits - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

      L. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      M. Short Sales - Certain Funds may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

      N. Indemnifications - Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.    Management fees and other transactions with affiliates

      Management fees are payable to Security Management Company, LLC (SMC or Investment Manager) as follows:

--------------------------------------------------------------------------------
                                                                   Management
                                              Management           Fee Waivers
                                             Fees (as a %          (as a % of
                                            of net assets)        of net assets)
--------------------------------------------------------------------------------
Security Equity Fund:
   Alpha Opportunity Series*                    2.00%(1)                N/A
   Enhanced Index Series                        0.75%                  0.25%
   Equity Series                                0.75%                   N/A
   Global Series                                1.00%                   N/A
   Large Cap Growth Series                      1.00%                  0.25%
   Mid Cap Value Series                         1.00%(2)                N/A
   Select 25(R) Series                          0.75%                   N/A
   Small Cap Growth Series                      1.00%                   N/A
   Social Awareness Series                      1.00%                  0.25%
Security Large Cap Value Fund                   0.75%                   N/A
Security Mid Cap Growth Fund                    0.75%                   N/A
--------------------------------------------------------------------------------
* This Fund was not offered for sale until July 1, 2003. Alpha Opportunity Fund's management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.
--------------------------------------------------------------------------------

(1) SMC receives a management fee from the Alpha Opportunity Series that is composed of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Series average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Series performed relative to the S&P 500 Index. The Investment Manager will receive the 2.00% annual base fee for the first year of the Series' investment operations, and thereafter if the Alpha Opportunity Series investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment performance of the Series' Class A shares exceeds the investment record of the S&P 500 Index, the performance adjustment increases the fee paid to the Investment Manager proportionately, reaching a maximum annual fee of 2.75% if the Series outperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. If the investment performance of the Series' Class A shares trails the investment record of the S&P 500 Index, the performance adjustment decreases the fee paid to the Investment Manager proportionately, reaching a minimum annual fee of 1.25% if the Series underperforms the investment record of the S&P 500 Index by 15 percentage points over the measurement period. The performance adjustment is calculated on the basis of a "rolling" 12 month measurement period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Series' investment performance over the prior 12 month period. The pro rata adjustment is allocated to each respective class in proportion to the relative net assets of each class. Performance adjustments began on August 1, 2004 based upon Alpha Opportunity Fund's performance during the 12 months ended June 30, 2004.

(2) Prior to February 1, 2004 management fees were payable to SMC at an annual rate of 1.00% of the average daily net assets.

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

Effective February 1, 2004, management fees were payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus an additional annual rate of 0.75% of the average daily net assets of the Series in excess of $200 million.

      SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives the following:

--------------------------------------------------------------------------------
                                                   Administrative Fees
                                                  (as a % of net assets)*
--------------------------------------------------------------------------------
  Security Equity Fund:
     Alpha Opportunity Series                             0.145%
     Enhanced Index Series                                 0.09%
     Equity Series                                         0.09%
     Global Series                          0.045% + greater of 0.10% or $60,000
     Large Cap Growth Series                               0.09%
     Mid Cap Value Series                                  0.09%
     Select 25 Series                                      0.09%
     Small Cap Growth Series                               0.09%
     Social Awareness Series                               0.09%
  Security Large Cap Value Fund                            0.09%
  Security Mid Cap Growth Fund                             0.09%
--------------------------------------------------------------------------------
* Effective February 1, 2004 the minimum annual charge for administrative fees is $25,000 for each Series or Fund.
--------------------------------------------------------------------------------

      SMC is paid the following for providing transfer agent services to the
Funds:

--------------------------------------------------------------------------------
                                           Effective               Prior to
                                        February 1, 2004        February 1, 2004
--------------------------------------------------------------------------------
Annual per account charge                 $5.00 - $8.00              $8.00
Transaction fee                           $0.60 - $1.10              $1.00
Annual minimum charge
 (per Series or Fund)                       $25,000                    N/A
Certain out-of-pocket charges                Varies                    N/A
--------------------------------------------------------------------------------

      SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Large Cap Value Fund and another fund managed by SMC, SBL Series B, computed on a daily basis. Beginning January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of these funds, computed on a daily basis, until December 31, 2006.

      SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:

         Combined Average Daily Net Assets            Annual Fees
         --------------------------------------------------------
         $0 to $300 Million .......................       .35%
         $300 Million to $750 Million .............       .30%
         $750 Million or more .....................       .25%

      SMC pays RS Investments an annual fee equal to a percentage of the average daily closing value of the combined net assets of SmallCap Growth Series and another fund managed by SMC, SBL Series X, computed on a daily basis as follows:

         Combined Average Daily Net Assets            Annual Fees
         --------------------------------------------------------
         $0 to $100 Million .......................       .55%
         $100 Million to $400 Million .............       .50%
         Over $400 Million ........................       .45%

      SMC pays Northern Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Security Equity Fund Enhanced Index Series and SBL Series H, computed on a daily basis as follows:

         Combined Average Daily Net Assets            Annual Fees
         --------------------------------------------------------
         $0 to $100 Million .......................       .20%
         $100 Million to $300 Million .............       .15%
         $300 Million or more .....................       .13%

      SMC pays Mainstream Investment Advisers, LLC an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Series' assets performed relative to the S&P 500 Index. The pro rata adjustment will be determined based upon the investment performance of that portion of Alpha Opportunity Series' assets managed by Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 1.50% (a) multiplied by the number of percentage points by which the investment performance of the Alpha Opportunity Series assets managed by Mainstream exceeds the investment record of the S&P500 Index (b) divided by .30, up to a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

      During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments began on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity Series assets managed by Mainstream. Thereafter, the Investment Manager will calculate the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

      The Alpha Opportunity Series assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.

      SMC has agreed to limit the total expenses for each class of the Enhanced Index and Select 25 Series to 1.75%, Social Awareness, Mid Cap Value, Small Cap Growth and Large Cap Growth Series to 2.00% exclusive of interest, taxes,

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

extraordinary expenses, brokerage fees and commissions and 12b-1 fees for the aforementioned Series. SMC has agreed to limit the total other expenses of Alpha Opportunity to 0.50%. The expense limits other than those for Enhanced Index and Select 25 Series are voluntary limits that may be terminated at any time without notice to shareholders.

      The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B, Class C shares, and 0.25% of the average daily net assets of each Fund's Class A shares.

      Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the distributor of the Funds, received net underwriting commissions on sales of shares after allowances to brokers and dealers as follows:

                                                     SDI
                                                 Underwriting
                                                 Commissions

    Security Large Cap Value Fund                  $10,942
    Security Equity Fund:
      Social Awareness Series                        7,142
      Mid Cap Value Series                          28,320
      Small Cap Growth Series                       15,019
      Enhanced Index Series                          2,962
      Select 25(R) Series                            4,955
      Alpha Opportunity Series                       5,979

      Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    Unrealized Appreciation/Depreciation

      For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2004, were as follows:

--------------------------------------------------------------------------------
                                     Gross           Gross        Net unrealized
                                   unrealized      unrealized      appreciation
                                  appreciation   (depreciation)   (depreciation)
--------------------------------------------------------------------------------
Security Large Cap Value Fund     $ 4,349,203     $ (2,076,947)    $ 2,272,256
Security Equity Fund:
  Equity Series                    81,437,361      (25,320,040)     56,117,321
  Global Series                    21,074,366       (3,544,371)     17,529,995
  Social Awareness Series           1,584,491       (3,053,632)     (1,469,141)
  Mid Cap Value Series             75,027,810       (8,699,025)     66,328,785
  Small Cap Growth Series           5,724,643       (1,135,819)      4,588,824
  Enhanced Index Series               693,282         (631,001)         62,281
  Select 25(R) Series               2,761,794       (1,516,083)      1,245,711
  Large Cap Growth Series             936,666         (780,949)        155,717
  Alpha Opportunity Series            170,030          (41,828)        128,202
Security Mid Cap
 Growth Fund                       47,225,627      (21,459,202)     25,766,425
--------------------------------------------------------------------------------

4.    Investment Transactions

      Investment transactions for the year ended September 30, 2004, (excluding overnight investments and short-term commercial paper) were as follows:

--------------------------------------------------------------------------------
                                                                      Proceeds
                                                 Purchases           from Sales
--------------------------------------------------------------------------------
Security Large Cap Value Fund                  $ 48,201,008         $ 57,729,623
Security Equity Fund:
 Equity Series                                  133,360,451          223,262,450
  Global Series                                  74,998,128           27,162,575
  Social Awareness Series                         4,786,911            5,938,747
  Mid Cap Value Series                          212,265,480          131,606,453
  Small Cap Growth Series                        47,889,395           43,314,409
  Enhanced Index Series                          12,382,692           12,695,357
  Select 25(R) Series                            10,572,641           14,756,373
  Large Cap Growth Series                        11,272,199           20,739,673
  Alpha Opportunity Series                       61,302,835           59,830,569
Security Mid Cap Growth Fund                    110,092,494          102,373,184
--------------------------------------------------------------------------------

5.    Open Futures Contracts

      Open futures contracts for Alpha Opportunity Series and Enhanced Index Series as of September 30, 2004, were as follows:

--------------------------------------------------------------------------------
                               Alpha Opportunity Series   Enhanced Index Series
                                 S&P 500 Index Futures    S&P 500 E-Mini Futures
--------------------------------------------------------------------------------
Position                                  Long                     Long
Number of Contracts                        19                       5
Expiration Date                        12-16-2004               12-17-2004
Contract Amount                        $5,350,348                $282,075
Market Value                           $5,295,775                $278,750
Unrealized Loss                         $(54,573)                $(3,325)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

6.    Options Written

      The following options written were outstanding for Mid Cap Value Series at September 30, 2004:

Mid Cap Value Series Call Options Written Outstanding

                                  Expiration   Exercise   Number of      Market
Common Stock                         Date       Price     Contracts      Value
--------------------------------------------------------------------------------
Phelps Dodge Corporation           10-15-04     $70.00          250     $547,500
                                                           --------     --------
Total call options outstanding
(premiums received, $144,246)                                   250     $547,500
                                                           ========     ========

Mid Cap Value Series Put Options Written Outstanding

                                  Expiration   Exercise   Number of      Market
Common Stock                         Date       Price     Contracts      Value
--------------------------------------------------------------------------------
Granite Construction, Inc.         11-19-04     $22.50          765     $ 30,600
Shaw Group, Inc.                   10-15-04      12.50        1,250       81,250
                                                           --------     --------
Total put options outstanding
(premiums received, $219,161)                                 2,015     $111,850
                                                           ========     ========

Transactions in options written for Mid Cap Value Series for the year ended September 30, 2004 were as follows:

Mid Cap Value Series Call Options Written

                                                   Number of            Premium
                                                   Contracts            Amount
--------------------------------------------------------------------------------
Balance at September 30, 2003                            810          $ 124,078
Opened                                                 5,601            983,696
Bought Back                                           (1,260)          (188,054)
Expired                                               (4,603)          (709,620)
Exercised                                               (298)           (65,854)
                                                   ---------          ---------
Balance at September 30, 2004                            250          $ 144,246
                                                   =========          =========

Mid Cap Value Series Put Options Written

                                                   Number of            Premium
                                                   Contracts            Amount
--------------------------------------------------------------------------------
Balance at September 30, 2003                            --         $        --
Opened                                                9,176           1,084,955
Expired                                              (3,030)           (457,505)
Exercised                                            (4,131)           (408,289)
                                                   --------         -----------
Balance at September 30, 2004                         2,015         $   219,161
                                                   ========         ===========

The following options written were outstanding for Mid Cap Growth Fund at September 30, 2004:

Mid Cap Growth Fund Call Options Written Outstanding

                                  Expiration   Exercise    Number of     Market
Common Stock                         Date       Price      Contracts     Value
--------------------------------------------------------------------------------
Hyperion Solutions
 Corporation                       11-19-04     $40.00          500     $ 20,000
LifePoint Hospitals, Inc.          11-19-04      30.00          360       50,400
Southwest Bancorporation
 of Texas, Inc.                    11-19-04      22.50          198        4,950
                                                           --------     --------
Total call options outstanding
(premiums received, $217,053)                                 1,058     $ 75,350
                                                           ========     ========

Mid Cap Growth Fund Put Options Written Outstanding

                                  Expiration    Exercise   Number of     Market
Common Stock                         Date        Price     Contracts     Value
--------------------------------------------------------------------------------
Adtran, Inc.                       11-19-04      25.00          416     $128,960
Intersil Corporation                1-21-05      15.00          640       80,000
Mindspeed Technologies,
 Inc.                               1-21-05       2.50        1,233       80,145
Pactiv Corporation                 11-19-04      22.50          500       15,000
                                                           --------     --------
Total put options outstanding
(premiums received, $248,993)                                 2,789     $304,105
                                                           ========     ========

Transactions in options written for Security Mid Cap Growth Fund for the year ended September 30, 2004 were as follows:

Mid Cap Growth Fund Call Options Written
                                                   Number of            Premium
                                                   Contracts            Amount
--------------------------------------------------------------------------------
Balance at September 30, 2003                             --          $      --
Opened                                                 3,048            497,958
Bought Back                                             (569)           (96,240)
Expired                                                 (771)          (112,352)
Exercised                                               (650)           (72,313)
                                                   ---------          ---------
Balance at September 30, 2004                          1,058          $ 217,053
                                                   =========          =========

Mid Cap Growth Fund Put Options Written
                                                   Number of            Premium
                                                   Contracts            Amount
--------------------------------------------------------------------------------
Balance at September 30, 2003                             --          $      --
Opened                                                 9,639            871,668
Bought Back                                             (740)          (102,060)
Expired                                               (1,080)          (109,843)
Exercised                                             (5,030)          (410,772)
                                                   ---------          ---------
Balance at September 30, 2004                          2,789          $ 248,993
                                                   =========          =========

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

7.    Federal tax matters

      The tax character of distributions paid during the fiscal years ended September 30, 2004 and 2003, was the same as that reported in the Statement of Changes in Net Assets, except as follows:

                                        Ordinary         Capital
2004                                     Income           Gain           Total
--------------------------------------------------------------------------------
Equity Series                           $607,081         $77,431        $684,512
Alpha Opportunity Series                 341,942          80,496         422,438

All tax distributions for 2003 were the same as those reported in the Statement of Changes in Net Assets.

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

As of September 30, 2004 the components of accumulated earnings/(deficit) on a tax basis were the same as those reported in the Statement of Assets and Liabilities, except as follows:

                                                                                                                  Capital Losses
                                 Undistributed   Undistributed                   Accumulated      Unrealized      and Unrealized
                                   Ordinary        Long-Term      Accumulated    Capital and     Appreciation     Appreciation/
                                    Income           Gain          Earnings      Other Losses*  (Depreciation)**  (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value Fund    $      1,644    $         --    $      1,644    $(14,399,492)    $  2,272,256     $(12,125,592)
Security Equity Fund:
    Global Series                          --              --              --     (17,051,955)      17,533,683          481,728
    Social Awareness Series                --              --              --      (1,460,537)      (1,469,139)      (2,929,676)
    Mid Cap Value Series            1,509,480      26,644,993      28,154,473              --       66,032,843       94,187,316
    SmallCap Growth Series                 --              --              --      (8,761,254)       4,588,824       (4,172,430)
    Enhanced Index Series                  --              --              --      (5,167,570)          62,280       (5,105,290)
    Large Cap Growth Series                --              --              --      (2,398,825)         155,717       (2,243,108)
    Alpha Opportunity Series        1,008,366         146,042       1,154,408              --          128,102        1,282,510
Security Mid Cap Growth Fund               --      13,025,807      13,025,807      (3,419,154)      25,853,016       35,459,669

* Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

      In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2004, which qualify for the dividends received deduction for corporate shareholders is 100% for the Security Large Cap Value Fund and Mid Cap Value Series and 4% for the Alpha Opportunity Series.

--------------------------------------------------------------------------------

      As of September 30, 2004, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October losses that are deferred to the first day of the next fiscal year are as follows:

--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Capital Loss                  Deferred Post-
                                     Carryovers     Expires In    October Losses
--------------------------------------------------------------------------------
Security Large Cap Value Fund       $ 5,190,501        2009          $    --
                                         56,003        2010
                                      9,152,988        2011
                                    -----------
                                     14,399,492

Global Series                           286,251        2008
                                      1,719,360        2009           64,170
                                      5,895,542        2010
                                      6,689,272        2011
                                      2,397,360        2012
                                    -----------
                                     16,987,785

Social Awareness Series                 309,787        2009               --
                                        132,011        2010
                                      1,018,739        2011
                                    -----------
                                      1,460,537

SmallCap Growth Series                8,761,254        2010               --

Enhanced Index Series                   138,713        2009               --
                                        976,489        2010
                                      1,591,954        2011
                                      2,460,414        2012
                                    -----------
                                      5,167,570

Select 25(R) Series                     368,467        2008               --
                                      2,259,072        2009
                                      3,363,943        2010
                                      2,960,418        2011
                                      3,051,714        2012
                                    -----------
                                     12,003,614

Large Cap Growth Series                  58,405        2009               --
                                        296,393        2010
                                      1,736,216        2011
                                        307,811        2012
                                    -----------
                                      2,398,825

Security Mid Cap Growth Fund          2,835,175        2009               --
                                        567,035        2010
                                         16,944        2011
                                    -----------
                                      3,419,154
--------------------------------------------------------------------------------

      The Security Equity Fund - Global Series obtained approximately $2,885,458 of capital losses (included above) from its merger with Security Equity Fund - International Series (see Note 8), which may be applied against realized net taxable capital gains in future years or until September 30, 2010, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

      Security Mid Cap Growth fund obtained approximately $3,419,154 of capital losses (included above) from its merger with Security Equity Fund - Technology Series (see Note 9), which may be applied against realized net taxable capital gains in future years or until September 30, 2011, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differ-ences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the "mark-to-market" of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

      On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences:

--------------------------------------------------------------------------------
                                Accumulated      Undistributed
                                Net Realized     Net Investment
                                 Gain/(Loss)        Income       Paid-In-Capital
--------------------------------------------------------------------------------
Security Equity Fund:
  Alpha Opportunity Series         (173,904)         173,904               --
  Enhanced Index Series                  --           35,469          (35,469)
  Equity Series                     (44,991)         178,029         (133,038)
  Global Series                      33,669          447,120         (480,789)
  Large Cap Growth Series                --          289,287         (289,287)
  Mid Cap Value Series           (1,651,065)       1,651,605               --
  Select 25(R) Series                    --          296,848         (296,848)
  Small Cap Growth Series                --          673,012         (673,012)
  Social Awareness Series                --          155,216         (155,216)
Security Large Cap Value Fund       (10,720)          10,720               --
Security Mid Cap Growth Fund      1,979,759        2,666,588       (4,646,347)
--------------------------------------------------------------------------------

8.    Acquisition of Security Equity Fund - International Series

      Pursuant to a plan of reorganization approved by Security Equity Fund International Series shareholders, Security Equity Fund Global Series acquired all the net assets of International Series, which totalled $9,345,535 on the closing date of the reorganization, October 3, 2003. In exchange for the assets of International Series 793,162 shares of Global Series were distributed to International shareholders of record as of immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. International Series net assets included $432,828 of unrealized appreciation, $3,042 of accumulated net investment income and $3,019,816 of accumulated realized loss on sale of investments. The aggregate net assets of Global Series immediately before the acquisition totalled $68,353,149. Following the acquisition, the combined net assets of Global Series totalled $77,698,684.

9.    Acquisition of Security Equity Fund-Technology Series

      Pursuant to a plan of reorganization approved by Security Equity Fund Technology Series shareholders, Security Mid Cap Growth Fund acquired all the net assets of Technology Series, which totalled $11,962,769 on the closing date of the reorganization October 3, 2003. In exchange for the assets of Technology Series 1,097,167 shares of Mid Cap Growth Fund were distributed to Technology shareholders of record as of immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Technology Series net assets included $1,703,882 of unrealized appreciation, $3,694 of accumulated net investment loss and $7,442,356 of accumulated realized loss on sale of investments. The aggregate net assets of Mid Cap Growth Fund immediately before the acquisition totalled $178,458,228. Following the acquisition, the combined net assets of Mid Cap Growth Fund totalled $190,420,997.

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Security Equity Fund (comprised of Alpha Opportunity, Enhanced Index, Equity, Global, Large Cap Growth, Mid Cap Value, Select 25(R), Small Cap Growth and Social Awareness Series), Security Large Cap Value Fund and Security Mid Cap Growth Fund (the Funds) as of September 30, 2004, and the related statements of operations, for the year then ended, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2004, and the results of their operations, for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Kansas City, Missouri
November 5, 2004

--------------------------------------------------------------------------------

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.
--------------------------------------------------------------------------------

Directors
Name
(Date of Birth)
Year Elected***                 Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.**          Business broker, Griffith & Blair Realtors
(12-14-46)
1994
---------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.             Chairman, CEO, Secretary & Director, Martin Tractor Company, Inc.
(04-11-39)
2004
---------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin**              Partner, Vivians' Gift Shop
(08-20-39)                      Vice President, Palmer Companies, Inc.
1993                            Vice President, PLB
                                Vice President, Town Crier
                                Vice President & Treasurer, Palmer News, Inc.
                                Vice President, M/S News, Inc.
                                Secretary, Kansas City Periodicals
                                Vice President, Bellaire Shopping Center
                                Partner, Goodwin Enterprises
---------------------------------------------------------------------------------------------------------------------------------
Mark L. Morris**                Independent Investor, Morris Co.
(02-03-34)                      Former General Partner, Mark Morris Associates
1991
---------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius**          President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)
1998
---------------------------------------------------------------------------------------------------------------------------------
John D. Cleland*                Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc. &
(05-01-36)                      Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)
---------------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum*               President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                      President & Chief Operating Officer, Allied Investment Advisors, Inc.
2004 (President)                Principal, Vanguard Group
2004 (Director)
---------------------------------------------------------------------------------------------------------------------------------

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

*** Each director oversees 35 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Officers
Name
(Date of Birth)
Title
Year Elected*                   Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser                Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                      Vice President & Senior Portfolio Manager, Security Benefit Group, Inc. &
Vice President                  Security Benefit Life Insurance Company
2003
---------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood               Assistant Vice President, Chief Compliance Officer & Treasurer, Security Management Company, LLC;
(11-03-63)                      Assistant Vice President, Security Benefit Group, Inc. & Security Benefit Life Insurance Company
Treasurer                       Vice President & Director, Security Distributors, Inc.
1988
---------------------------------------------------------------------------------------------------------------------------------
Mark Lamb                       Vice President, Security Management Company, LLC, Security Benefit Group, Inc. &
(02-03-60)                      Security Benefit Life Insurance Company
Vice President
2003
---------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                      Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                      Vice President, Associate General Counsel & Assistance Secretary, Security Benefit Group, Inc. &
Secretary                       Security Benefit Life Insurance Company
1987
---------------------------------------------------------------------------------------------------------------------------------
Mark Mitchell                   Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003
---------------------------------------------------------------------------------------------------------------------------------
James P. Schier                 Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                      Vice President, Security Benefit Group, Inc. & Security Benefit Life Insurance Company
Vice President
1998
---------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields                Vice President & Head of Equity Asset Management, Security Management Company, LLC,
(06-05-67)                      Security Benefit Group, Inc. & Security Benefit Life Insurance Company
Vice President
1988
---------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard         Assistant Secretary, Security Management Company, LLC
(10-09-65)                      Second Vice President & Assistant Counsel, Security Benefit Group, Inc. &
Assistant Secretary             Security Benefit Life Insurance Company
1996
---------------------------------------------------------------------------------------------------------------------------------

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

--------------------------------------------------------------------------------

                       This page left blank intentionally.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Security Group of Mutual Funds
  Security Equity Fund
     o Alpha Opportunity Series
     o Enhanced Index Series
     o Equity Series
     o Global Series
     o Large Cap Growth Series
     o Mid Cap Value Series
     o Select 25(R) Series
     o Small Cap Growth Series
     o Social Awareness Series

  Security Large Cap Value Fund
  Security Mid Cap Growth Fund
  Security Income Fund
     o Diversified Income Series
     o High Yield Series
     o Income Opportunity Series
     o Capital Preservation Series
  Security Municipal Bond Fund
  Security Cash Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security Funds Officers and Directors

Directors
Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Michael G. Odlum
Maynard F. Oliverius

Officers
John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President, Equity Fund
Mark Lamb,Vice President, Equity Fund
Mark Mitchell, Vice President, Equity Fund
James P. Schier, Vice President, Equity and Mid Cap Growth Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

----------------------------------
[LOGO] Security Distributors, Inc.
----------------------------------

One Security Benefit Place
Topeka, KS 66636-0001

SDI 604 (R9-04)

                                                                     46-06047-00

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,000 in 2003 and $17,000 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $1,000 in 2003 and $1,000 in 2004. These services consisted of a review of the Registrant's semi-annual financial statements.

         The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $14,000 in 2003 and $18,000 in 2004, which related to the review of the transfer agent function.(1)

         ----------
         (1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,000 in 2003 and $8,000 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

         The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(2)

         ----------
         (2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

         The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.(3)

         ----------
         (3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)      (1)      Audit Committee Pre-Approval Policies and Procedures. The
                  Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)      (2)      Percentage of Non-Audit Services Approved under (c)(7)(i)(C).
                  The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)      Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,000 in 2003 and $27,000 in 2004.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

(a)      (1)      Code of Ethics pursuant to Item 2 above.

         (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY MID CAP GROWTH FUND

                                        By:  /s/ MICHAEL G. ODLUM
                                             ----------------------------------
                                             Michael G. Odlum, President

                                        Date: December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:  /s/ MICHAEL G. ODLUM
                                             ----------------------------------
                                             Michael G. Odlum, President

                                        Date: December 9, 2004


                                        By:  /s/ BRENDA M. HARWOOD
                                             ----------------------------------
                                             Brenda M. Harwood, Treasurer

                                        Date: December 9, 2004